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                                              PARTICIPATION AGREEMENT

                                           Dated as of October 24, 2000

                                                       among

                                                ACXIOM CORPORATION,
                                   as the Construction Agent and as the Lessee,

                                   THE VARIOUS PARTIES HERETO FROM TIME TO TIME,
                                                as the Guarantors,

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not individually, except as expressly
                                  stated herein, but solely as the Owner Trustee
                                            under the AC Trust 2000-1,

                                      FIRST SECURITY TRUST COMPANY OF NEVADA,
                                       not individually, except as expressly
                                       stated herein, but solely as Trustee
                                             under the AC Trust 2000-2

   THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES HERETO FROM TIME TO TIME, as the Holders,

   THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES HERETO FROM TIME TO TIME, as the Lenders,

                                              BANK OF AMERICA, N.A.,
                                           as the Agent for the Lenders
                                      and respecting the Security Documents,
                                   as the Agent for the Lenders and the Holders,
                                         to the extent of their interests

                                               ABN-AMRO BANK, N.V.,
                                               as Syndication Agent

                                                        and

                                                  SUNTRUST BANK,
                                              as Documentation Agent

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                                                 TABLE OF CONTENTS

SECTION 5.  FUNDING  OF  ADVANCES;  CONDITIONS  PRECEDENT;  REPORTING  REQUIREMENTS  ON  COMPLETION  DATE;  THE

         5.3.     Conditions  Precedent for the Lessor,  the Agent,  the Lenders and the Holders Relating to
                  the Initial Closing Date and the Advance of Funds for the Acquisition of a Property.............9
         5.4.     Conditions  Precedent for the Lessor,  the Agent,  the Lenders and the Holders  Relating to
                  the Advance of Funds after the Acquisition Advance.............................................15
         5.5.     Additional  Reporting and Delivery  Requirements  on Completion  Date and on  Construction

EXHIBITS

A - Form of Requisition - Sections 4.2, 5.2, 5.3 and 5.4
B - Form of Outside Counsel Opinion for the Lessee - Section 5.3(j)
C - Form of Officer's Certificate - Section 5.3(z)
D- Form of Secretary's Certificate - Section 5.3(aa)
E - Form of Officer's Certificate - Section 5.3(cc)
F - Form of Secretary's Certificate - Section 5.3(dd)
G - Form of Outside Counsel Opinion for the Owner Trustee - Section 5.3(ee)
H - Form of Outside Counsel Opinion for the Lessee - Section 5.3(ff)
I - Form of Officer's Certificate - Section 5.5
J - Form of Joinder Agreement - Section 5.8(a)
K - Description of Material Litigation - Section 6.2(d)
L - State of Incorporation/Formation and Principal Place of Business of Each Guarantor -
     Section 6.2(i)
M - Form of Officer's Compliance Certificate - Section 8.3(l)

Appendix A - Rules of Usage and Definitions

                                              PARTICIPATION AGREEMENT

         THIS PARTICIPATION AGREEMENT dated as of October 24, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Agreement") is by and among ACXIOM CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A hereto, individually, a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the AC Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); FIRST SECURITY
TRUST COMPANY OF NEVADA, not individually (in its individual capacity "FSN"), except as expressly stated herein, but solely as Trustee under AC Trust 2000-2 (the "Trustee" or the "Series 2000-B Bond Purchaser"); the various banks and other lending institutions which are parties hereto from time to time as holders of certificates issued with respect to the AC Trust 2000-1 (subject to the definition of Holders in Appendix A hereto, individually, a
"Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties hereto from time to time as lenders (subject to the definition of Lenders in Appendix A hereto, individually, a
"Lender" and collectively, the "Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent").  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

         In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  THE LOANS.

         Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, the
Lenders have severally agreed to make Loans to the Lessor from time to time in an aggregate principal amount of up to the aggregate amount of the Commitments of the Lenders in order for the Lessor to (i) make loans to the
Series 2000-B Bond Purchaser in order for the Series 2000-B Bond Purchaser to acquire the Series 2000-B Bond from the City of Little Rock, the proceeds of which shall be used by the City of Little Rock to acquire the Little
Rock Property and certain Improvements thereon, to permit the Construction Agent, on behalf of the City of Little
Rock and the Lessor, to develop and construct certain Improvements on the Little Rock Property in accordance with the Construction Agency Agreement or the Bond Documents and the terms and provisions hereof and for the other purposes described herein, in all events for lease to the Lessor under the Head Lease and sublease to the Lessee under the Lease, and (ii) acquire the Properties other than the Little Rock Property and certain Improvements thereon, to develop and construct certain Improvements on such other Properties in accordance with the
Construction Agency Agreement and the terms and provisions hereof and for the other purposes described herein.
In consideration of the receipt of proceeds of the Loans, the Lessor will issue the Notes.  The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement.  Pursuant to Section 5 of this Agreement and
Section 2 of the Credit Agreement, the Loans will be made to the Lessor from time to time at the request of the
Construction Agent in consideration for the Construction Agent agreeing for the benefit of the Lessor and, with respect to the Little Rock Property, the City of Little Rock, pursuant to the Construction Agency Agreement, to acquire the Properties, to acquire the Equipment, to construct certain Improvements and to cause the Lessee to lease the Properties from the Lessor, each in accordance with the Construction Agency Agreement and the other
Operative Agreements.  The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by the Collateral.

SECTION 2.  HOLDER ADVANCES.

         Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each date Advances are requested to be made in accordance with Section 5 hereof, each Holder shall make a Holder
Advance on a pro rata basis to the Lessor with respect to the AC Trust 2000-1 based on its Holder Commitment in an amount in immediately available funds such that the aggregate of all Holder Advances on such date shall be four and 11/100 percent (4.11%) of the amount of the Requested Funds on such date; provided, that no Holder shall be obligated for any Holder Advance in excess of its pro rata share of the Available Holder Commitment.  The aggregate amount of Holder Advances shall be up to the aggregate amount of the Holder Commitments.  No prepayment or any other payment with respect to any Advance shall be permitted such that the Holder Advance with respect to such Advance is less than four and 11/100 percent (4.11%) of the outstanding amount of such Advance, except in connection with termination or expiration of the Term or in connection with the exercise of remedies relating to the occurrence of a Lease Event of Default.  The representations, warranties, covenants and agreements of the
Holders herein and in the other Operative Agreements are several, and not joint or joint and several.

SECTION 3.  SUMMARY OF TRANSACTIONS.

         3.1.     Operative Agreements.

         On the date hereof, each of the respective parties hereto and thereto shall execute and deliver this
Agreement, the Head Lease, the Lease, each applicable Ground Lease, the Construction Agency Agreement, the Credit
Agreement, the Notes, the Trust Agreement, the Certificates, the Security Agreement, each other Operative
Agreement, Bond Loan Document or Bond Document to which it is a party and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

         3.2.     Property Purchase.

         (a)      Little Rock Property.  On the Little Rock Closing Date and subject to the terms and conditions of this Agreement (i) each Holder will make a Holder Advance in accordance with Sections 2 and 5 of this
Agreement and the terms and provisions of the Trust Agreement, (ii) each Lender will make a Loan in accordance with Sections 1 and 5 of this Agreement and the terms and provisions of the Credit Agreement, (iii) the Lessor will make a Bond Loan to the Series 2000-B Bond Purchaser in an amount equal to the Holder Advances and Loans made by the Holders and Lenders respectively (less the amount of Transaction Expenses, if any, to be paid directly from such Advances) and allocable to the Little Rock Property, (iv) the Series 2000-B Bond Purchaser
shall use the proceeds of the Bond Loan to acquire Series 2000-B Bond having a face amount equal to the amount of such Bond Loan, (v) the Series 2000-A Bond Purchaser shall acquire the Series 2000-A Bond having a face amount equal to $1,446,192, (vi) the City of Little Rock will purchase and acquire good and marketable title to the
Little Rock Land pursuant to a Deed and/or Bill of Sale, (vii) the City of Little Rock shall grant to the Bond
Trustee, on behalf of the Series 2000-A Bond Purchaser and the Series 2000-B Bond Purchaser, a Lien on the Little
Rock Land and additional Little Rock Property by execution of the Bond Indenture, (viii) the Series 2000-A Bond
Purchaser and the Series 2000-B Bond Purchaser shall assign to the Lessor, its respective interest in the
Series 2000-A Bond and the Series 2000-B Bond, respectively, (ix) the Lessor shall in turn assign to the Agent, on behalf of the Lenders and the Holders, its interests in the Bonds pursuant to the required Security Documents,
(x) the City of Little Rock shall lease the Little Rock Property to the Lessor, as lessee, pursuant to the Head
Lease, (xi) the Agent, the Lessee and the Lessor shall execute and deliver a Lease Supplement relating to the
Little Rock Property, and (xii) the Basic Term shall commence with respect to the Little Rock Property.  On the next Business Day following the Little Rock Closing Date, the Agent, as assignee of the Series 2000-A Bond
Purchaser, shall authorize the Bond Trustee to cancel and retire the Series 2000-A Bond.

         (b)      Other Properties.  On each Property Closing Date (other than with respect to the Little Rock
Property) and subject to the terms and conditions of this Agreement (a) each Holder will make a Holder Advance in accordance with Sections 2 and 5 of this Agreement and the terms and provisions of the Trust Agreement, (b) each
Lender will make a Loan in accordance with Sections 1 and 5 of this Agreement and the terms and provisions of the
Credit Agreement, (c) the Lessor will purchase and acquire good and marketable title to, or ground lease pursuant to a Ground Lease, the applicable Property, each to be within an Approved State, identified by the Construction
Agent, in each case pursuant to a Deed, Bill of Sale or Ground Lease, as the case may be, and grant the Agent a lien on such Property by execution of the required Security Documents, (d) the Agent, the Lessee and the Lessor
shall execute and deliver a Lease Supplement relating to such Property and (e) the Basic Term shall commence with respect to such Property.

         3.3.     Construction of Improvements; Commencement of Basic Rent.

         Construction Advances will be made with respect to particular Improvements to be constructed and with respect to ongoing Work regarding the Equipment and construction of particular Improvements, in each case, pursuant to the terms and conditions of this Agreement and the Construction Agency Agreement and, with respect to the Little Rock Property, the Bond Documents.  The Construction Agent will act as a construction agent on behalf of the Lessor and, with respect to the Little Rock Property, the City of Little Rock, respecting the Work regarding the Equipment, the construction of such Improvements and the expenditures of the Construction Advances and, with respect to the Little Rock Property, the Bonds, related to the foregoing.  The Construction Agent shall promptly notify the Lessor upon Completion of the Improvements and the Lessee shall commence to pay Basic Rent as of the Rent Commencement Date.

         3.4.     Ratable Interests of the Holders and the Lenders.

         Each Holder and Lender agrees at all times (a) to hold the same ratable portion of the aggregate Lender
Commitment for Tranche A Loans, the aggregate Lender Commitment for Tranche B Loans and the aggregate Holder
Commitment and (b) to make advances consistent with such committed amounts referenced in Section 3.4(a) in accordance with the requirements of the Operative Agreements.

         3.5      Re-Financing.

         (a)      Concurrently with Lessee's election or deemed election of the Renewal Option in accordance with
Section 2.2 of the Lease, the Lessee shall have the right to request in writing (the "Refinancing Request") that the Owner Trustee redeem the existing Certificates and Notes on or prior to the Basic Term Expiration Date.
Subsequent to the Refinancing Request, the Lessee shall provide the Holders and Lenders with at least five (5)
Business Days prior written notice of the date of any such refinancing (the "Refinancing Date").  Upon receipt of the Refinancing Request, the Owner Trustee shall reasonably cooperate with the Lessee to issue and sell in the private debt market at then market terms and conditions, one or more series of non-recourse replacement
Certificates and Notes, maturing at the expiration of the Renewal Term.  The proceeds of such issuance and sale shall be applied to pay in full the then outstanding Holder Advances and the then outstanding principal balance of the Loans, as well as any accrued and unpaid Holder Yield and Interest thereon, respectively, and any other amounts then due and owing to the Holders and the Lenders.  The Lessee shall be liable for all reasonable costs and expenses (including, without limitation, reasonable attorney's fees and expenses) incurred by the parties
hereto in connection with such refinancing (whether or not consummated).   As a condition to any such
refinancing, the new purchasers of such new Certificates and Notes (and any existing Holders or Lenders that elect to participate in such new issuance and sale) may require such modifications and amendments to the
Operative Agreements as they determine to be appropriate or necessary in connection with such refinancing, including, without limitation, increasing the spread over the Eurodollar Rate and ABR applicable to outstanding
Holder Advances and Loans and/or requiring the Owner Trustee to amortize all or any part of the outstanding
Holder Advances and Loans over such Renewal Term and/or requiring the Lessee to provide additional collateral for
all or any of the Lessee's obligations under the Operative Agreements during the Renewal Term.   Any or all of
the Holders and the Lenders shall be entitled to participate in a refinancing under this Section 3.5(a).
Notwithstanding any language to the contrary set forth above, in the event a Holder or a Lender elects to participate in the above refinancing, such Holder's Certificates and Lender's Notes and corresponding Holder
Advances and Loans, will not be redeemed and reissued, but instead shall be deemed to have the same rights and have been issued under the same terms (including tenor) as the Certificates and Notes issued in connection with such refinancing.

         (b)      If requested in writing by the Lessee concurrently with Lessee's Refinancing Request the Agent agrees, upon the Lessee's entering into an engagement letter and term sheet with the Agent within 30 days of such notice and the receipt by the Agent of engagement, structuring and syndication fees, in each case, satisfactory to the Agent, to use commercially reasonable efforts, in accordance with the terms of such engagement letter and term sheet, to refinance on a syndicated basis the outstanding Holder Advances and outstanding principal balance of the Loans at then market conditions as provided in Section 3.5(a) above.

SECTION 4.  THE CLOSINGS.

         4.1.     Initial Closing Date.

         All documents and instruments required to be delivered on the Initial Closing Date shall be delivered at the offices of Moore & Van Allen, PLLC, Charlotte, North Carolina, or at such other location as may be determined by the Lessor, the Agent and the Lessee.

         4.2.     Initial Closing Date; Property Closing Dates; Acquisition Advances; Construction Advances.

         The Construction Agent shall deliver to the Agent and, with respect to the Little Rock Property, the
Bond Trustee, a requisition (a "Requisition"), in the form attached hereto as Exhibit A or in such other form as is satisfactory to the Agent (and to the extent required by the Bond Documents with respect to the Little Rock
Property, the Bond Trustee), in its reasonable discretion, in connection with (a) the Transaction Expenses and other fees, expenses and disbursements payable, pursuant to Section 7.1, by the Lessor and (b) each Acquisition
Advance pursuant to Section 5.3 and (c) each Construction Advance pursuant to Section 5.4.  No Requisition shall be required for the Lenders and the Holders to make Advances pursuant to or in connection with Sections 7.1(a),
7.1(b), 7.3, 7.4, 7.5 and 11.8.

SECTION 5.  FUNDING OF ADVANCES; CONDITIONS PRECEDENT;
REPORTING REQUIREMENTS ON COMPLETION DATE;
THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS.

         5.1.     General.

                  (a)      To the extent funds have been advanced to the Lessor as Loans by the Lenders and to the Lessor as Holder Advances by the Holders, the Lessor will use such funds from time to time in accordance with the terms and conditions of this Agreement, the other Operative Agreements and, with respect to Advances made with respect to the Little Rock Property, the Bond Documents (i) at the
         direction of the Construction Agent to acquire the Properties (other than the Little Rock Property) in accordance with the terms of this Agreement, the Construction Agency Agreement and the other Operative
         Agreements, (ii) to make Advances to the Construction Agent to permit the acquisition, testing, engineering, installation, development, construction, modification, design, and renovation, as applicable, of the Properties (other than the Little Rock Property) (or components thereof) in accordance with the terms of the Construction Agency Agreement and the other Operative Agreements,
         (iii) to make loans to the Series 2000-B Bond Purchaser in order for the Series 2000-B Bond Purchaser to acquire Series 2000-B Bond, the proceeds of which will be used by the Bond Trustee to permit, at the direction of the Construction Agent on behalf of the City of Little Rock, the acquisition, testing, engineering, installation, development, construction, modification, design, and renovation, as applicable of the Little Rock Property (or components thereof) in accordance with the terms of this
         Agreement, the Construction Agency Agreement, the other Operative Agreements and the Bond Documents and
         (iv) to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under
         Sections 7.1(a), 7.1(b), 7.3(a), 7.4, 7.5, 7.6 and 11.8.  The application of this paragraph is restricted to any or all Properties financed partially or wholly pursuant to the Operative Agreements including without limitation any property acquired with (partially or wholly) Advances made hereunder.

                  (b)      In lieu of the payment of interest on the Loans and Holder Yield on the Holder
         Advances on any Scheduled Interest Payment Date with respect to any Property during the period prior to the Rent Commencement Date with respect to such Property and subject to Section 5.11 and until such time as a Default or an Event of Default shall have occurred and be continuing, (i) each Lender's Loan shall automatically be increased by the amount of interest accrued and unpaid on such Loan for such period
         (except to the extent that at any time such increase would cause such Lender's Loan to exceed such
         Lender's Available Commitment, in which case the Lessee shall pay such excess amount to such Lender in immediately available funds on the date such Lender's Available Commitment was exceeded), and (ii) each
         Holder's Holder Advance shall automatically be increased by the amount of Holder Yield accrued and unpaid on such Holder Advance for such period (except to the extent that at any time such would cause the Holder Advance of such Holder to exceed such Holder's Available Holder Commitment, in which case the
         Lessee shall pay such excess amount to such Holder in immediately available funds on the date the
         Available Holder Commitment of such Holder was exceeded).  Such increases in a Lender's Loan and a
         Holder's Holder Advance shall occur without any disbursement of funds by any Person.

                  (c)      In lieu of the payment of the Unused Fee to any Lender or Holder on any Unused Fee
         Payment Date, (i) each Lender shall be deemed to have automatically made a Loan on the Unused Fee
         Payment Date in the amount of such Unused Fee (except to the extent that at any time such Loan would cause such Lender to exceed its Available Commitment, in which case, the Lessee shall pay such excess amount to such Lender in immediately available funds on the date such Lender's Available Commitment was exceeded) and (ii) each Holder shall be deemed automatically to have made a Holder Advance on the Unused
         Fee Payment Date in the amount of such Unused Fee (except to the extent that at any time such increase would cause the Holder Advance of such Holder to exceed its Available Holder Commitment, in which case the Lessee shall pay such excess amount to such Holder in immediately available funds on the date such
         Holder's Available Holder Commitment is exceeded).  Such increases in a Lender's Loan and a Holder's
         Holder Advance shall occur without disbursement of funds by any Person.

         5.2.     Procedures for Funding.

                  (a)      The Construction Agent shall designate the date for Advances hereunder in accordance with the terms and provisions hereof and, with respect to Advances made with respect to the Little Rock
         Property, the Bond Documents; provided, however, it is understood and agreed that (x) no more than two
         (2) Advances (excluding any conversion and/or continuation of any Loan or Holder Advance) may be requested during any calendar month and no such designation from the Construction Agent is required for funding of Transaction Expenses, fees, expenses and other disbursements payable by the Lessor pursuant to or in connection with Sections 7.1(a), 7.1(b), 7.3(a), 7.4, 7.5, 7.6 and 11.8 and (y) the aggregate amount of Advances that may be requested to apply towards the cost of remediation efforts on the Little
         Rock Property respecting Hazardous Substances shall be no more than $1,000,000.  Not later than 12:00
         Noon, New York time (i) three (3) Business Days prior to the date that the first Advance is requested hereunder and (ii) three (3) Business Days prior to the date on which any subsequent Acquisition Advance or Construction Advance is to be made, the Construction Agent shall deliver to the Agent and, to the extent required by the Bond Documents with respect to Advances made toward the acquisition and development of the Little Rock Property, the Bond Trustee, (A) with respect to the date that the first
         Advance is requested hereunder and each subsequent Acquisition Advance, a Requisition as described in
         Section 4.2 hereof (including without limitation a legal description of the Land, if any, a schedule of the Improvements, if any, and a schedule of the Equipment, if any, acquired or to be acquired on such date, and a schedule of the Work, if any, performed or to be performed, each of the foregoing in a form reasonably acceptable to the Agent) and (B) with respect to each Construction Advance, a Requisition identifying (among other things) the Property to which such Construction Advance relates.  The
         Construction Agent shall be solely responsible for completing the Requisition in accordance with the terms hereof and the Agent shall have no obligation to verify the accuracy of the information provided therein.

                  (b)      Each Requisition shall:  (i) be irrevocable, (ii) request funds in an amount that is not in excess of the total aggregate of the Available Commitments plus the Available Holder Commitments at such time, and (iii) request that the Holders make Holder Advances and that the Lenders make Loans to the Lessor for the payment of Transaction Expenses, Property Acquisition Costs (in the case of an
         Acquisition Advance) or other Property Costs (in the case of a Construction Advance) that have previously been incurred or are to be incurred on the date of such Advance to the extent such were not subject to a prior Requisition, in each case as specified in the Requisition.  The Construction Agent shall be solely responsible for completing the Requisition in accordance with the terms hereof and the
         Agent shall have no obligation to verify the accuracy of the information provided therein.

                  (c)      Subject to the satisfaction of the conditions precedent set forth in Sections 5.3 or
         5.4, as applicable, on each Property Closing Date or the date on which the Construction Advance is to be made, as applicable, (i) the Lenders shall make Loans based on their respective Lender Commitments to the Lessor in an aggregate amount equal to ninety-six percent (96%) of the Requested Funds specified in any Requisition plus any additional amounts as referenced in Sections 7.1(a), 7.1(b), 7.3(a), 7.4, 7.5,
         7.6 and 11.8, ratably between the Tranche A Lenders and the Tranche B Lenders with the Tranche A Lenders funding eighty-seven percent (87%) of the Requested Funds and the Tranche B Lenders funding eight and
         89/100 percent (8.89) of the Requested Funds), up to an aggregate principal amount equal to the aggregate of the Available Commitments, (ii) the Holders shall make Holder Advances based on their respective Holder Commitments in an aggregate amount equal to four and 11/100 percent (4.11%) of the balance of the Requested Funds specified in such Requisition plus any additional amounts as referenced in Sections 7.1(a),7.1(b), 7.3(a), 7.4, 7.5, 7.6 and 11.8, up to the aggregate advanced amount equal to the aggregate of the Available Holder Commitments; (iii) the total amount of such Loans and Holder
         Advances made on such date with respect to Property Costs other than with respect to the Little Rock
         Property shall (x) be used by the Lessor to pay Property Costs (other than with respect to the Little
         Rock Property) including Transaction Expenses within three (3) Business Days of the receipt by the
         Lessor of such Advance or (y) be advanced by the Lessor on the date of such Advance to the Construction
         Agent or the Lessee to pay Property Costs (other than with respect to the Little Rock Property), as applicable and (iv) the total amount of such Loans and Holder Advances made on such date with respect to the Little Rock Property shall be used by the Lessor on the date of receipt by Lessor of such Advances to make a Bond Loan to the Series 2000-B Bond Purchaser in order for the Series 2000-B Bond Purchaser to acquire the Series 2000-B Bond, the proceeds of which shall (x) be used by the Bond Trustee, on behalf of the City of Little Rock, to pay Property Costs with respect to the Little Rock Property within three
         (3) Business Days of the receipt by Bond Trustee of such amounts.  Notwithstanding that the Operative
         Agreements state that Advances shall be directed to the Lessor, each Advance shall in fact be directed to the Construction Agent (for the benefit of the Lessor (or, with respect to the Little Rock Property, the Bond Trustee, for the benefit of the City of Little Rock)) and applied by the Construction Agent
         (for the benefit of the Lessor (or, with respect to the Little Rock Property, applied by the Bond
         Trustee to the Construction Agent for the benefit of the City of Little Rock)) pursuant to the requirements imposed on the Lessor under the Operative Agreements and, with respect to the Advances made for the Little Rock Property, the Bond Documents.

                  (d)      With respect to (i) an Advance obtained by the Lessor to pay for Property Costs , if any, and/or Transaction Expenses or other costs payable under Sections 7.1(a), 7.1(b), 7.3(a), 7.4, 7.5,
         7.6 or 11.8 and not expended by the Lessor for such purpose on the date of such Advance, such amounts shall be held by the Lessor (or the Agent on behalf of the Lessor) until the applicable closing date or payment date or, if such closing date or payment date does not occur within three (3) Business Days of the date of the Lessor's receipt of such Advance, shall be applied regarding the applicable Advance to repay the Lenders and the Holders and, subject to the terms hereof, and of the Credit Agreement and the
         Trust Agreement, shall remain available for future Advances, (ii) amounts of a Bond Loan made to the
         Series 2000-B Bond Purchaser from Advances to acquire the Series 2000-B Bond, and not expended by the
         Series 2000-B Bond Purchaser for such purpose on the date of such loan, such amounts shall be applied by the Series 2000-B Bond Purchaser on the next succeeding Business Day to repay the applicable Bond Loan and in turn the Lessor shall apply such amount to repay the Lenders and the Holders for the applicable
         Advances, and subject to the terms hereof and of the Credit Agreement and the Trust Agreement, shall remain available for future Advances, (iii) amounts paid to the Bond Trustee by the Series 2000-B Bond
         Purchaser to acquire Series 2000-B Bond and not expended by the Bond Trustee to pay for Property Costs with respect to the Little Rock Property on the date of receipt, shall be held by the Bond Trustee until the applicable closing date or payment date, or if such closing date or payment date does not occur within three (3) Business Days of the date of the Bond Trustee's receipt of such amounts, shall be applied by the Bond Trustee to repay the Series 2000-B Bond issued with respect to such amount (and such
         Series 2000-B Bond shall be surrendered and cancelled upon such repayment) and the Series 2000-B Bond
         Purchaser shall repay the applicable Bond Loan and in turn the Lessor shall apply such amount to repay the Lenders and the Holders for the applicable Advances, and subject to the terms hereof and of the
         Credit Agreement and the Trust Agreement, shall remain available for future Advances.  Any such amounts held by the Lessor, the Series 2000-B Bond Purchaser or the Bond Trustee (or the Agent on behalf of any such party) shall be subject to the Lien of the Security Agreement and shall accrue interest and Holder
         Yield from the date any such amount is advanced to the Agent.

                  (e)      All Operative Agreements, Bond Loan Documents and Bond Documents which are to be delivered to the Lessor, the Trustee, the Agent, the Lenders or the Holders shall be delivered to the
         Agent, on behalf of the Lessor, the Trustee, the Agent, the Lenders or the Holders, and such items
         (except for Notes, the Bond Loan Note, Bonds, Certificates, Bills of Sale, the Ground Leases and chattel paper originals, with respect to which in each case there shall be only one original) shall be delivered with originals sufficient for the Lessor, the Trustee, the Agent, each Lender and each Holder.  All other items which are to be delivered to the Lessor, the Trustee, the Agent, the Lenders or the Holders
         shall be delivered to the Agent, on behalf of the Lessor, the Trustee, the Agent, the Lenders or the
         Holders, and such other items shall be held by the Agent.  To the extent any such other items are requested in writing from time to time by the Lessor, the Trustee, any Lender or any Holder, the Agent
         shall provide a copy of such item to the party requesting it.

                  (f)      Notwithstanding  the  completion  of  any  closing  under  this  Agreement  pursuant  to
         Sections 5.3 or 5.4,  each  condition  precedent in connection  with any such closing may be  subsequently enforced by the Agent (unless such has been expressly waived in writing by the Agent).

         5.3.     Conditions Precedent for  the Lessor, the Agent, the Lenders and the Holders Relating to the
                  Initial Closing Date and the Advance of Funds for the Acquisition of a Property.

         The obligations (i) on the Initial Closing Date of the Lessor, the Trustee, the Agent, the Lenders and
the Holders to enter into the transactions contemplated by this Agreement, including without limitation the obligation to execute and deliver the applicable Operative Agreements, Bond Loan Documents and Bond Documents to
which each is a party on the Initial Closing Date, (ii) on the Initial Closing Date of the Holders to make Holder
Advances, and of the Lenders to make Loans in order to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Sections 7.1(a), 7.3(a), 7.5 and 7.6 of this Agreement and (iii) on a
Property Closing Date for the purpose of providing funds to the Lessor necessary to pay the Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 7.1(b) or 7.3(a) of this Agreement and to acquire or ground lease a Property (an "Acquisition Advance"), in each case (with regard to the foregoing
Sections 5.3(i), (ii) and (iii)) are subject to the satisfaction or waiver of the following conditions precedent on or prior to the Initial Closing Date or the applicable Property Closing Date, as the case may be (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent in its reasonable discretion;
notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.3 which are required to be performed by such party):

                  (a)      the correctness of the representations and warranties (i) of the parties to this
         Agreement contained herein, in each of the other Operative Agreements and each certificate delivered pursuant to any Operative Agreement (including without limitation the Incorporated Representations and
         Warranties) (ii) of the Series 2000-B Bond Purchaser in the Bond Loan Documents, and (iii) of the
         parties to the Bond Documents in each of the Bond Documents and each certificate delivered pursuant to any Bond Document, in each case, on each such date;

                  (b)      the performance by (i) the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them, (ii) the Series 2000-B
         Bond Purchaser of its agreements contained in the Bond Loan Documents and (iii) the parties to the Bond
         Documents, including the Series 2000-A Bond Purchaser, of their respective agreements contained therein, in each case, on or prior to each such date;

                  (c)      the Agent shall have received a fully executed counterpart copy of the Requisition, appropriately completed;

                  (d)      title to each such Property shall conform to the representations and warranties set forth in Section 6.2(l) hereof;

                  (e)      the Construction Agent shall have delivered to the Agent a good standing certificate for the Construction Agent in the state where each such Property is located, the Deed with respect to the Land and existing Improvements (if any), a copy of the Ground Lease (if any), and a copy of the Bill of Sale with respect to the Equipment (if any), respecting such of the foregoing as are being acquired or ground leased on each such date with the proceeds of the Bonds or the Loans and Holder Advances or which have been previously acquired or ground leased with the proceeds of the Bonds or the Loans and
         Holder Advances and such Land, existing Improvements (if any) and Equipment (if any) shall be located in an Approved State;

                  (f)      there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements, the Bond Loan Documents or the Bond Documents and no Default or Event
         of Default under any of the Operative Agreements, the Bond Loan Documents or the Bond Documents will have occurred after giving effect to the Advance requested by each such Requisition;

                  (g)      the Construction Agent shall have delivered to the Agent title insurance commitments to issue policies respecting each such Property in an amount at least equal to the maximum total
         Property Cost indicated by the Construction Budget referenced in Section 5.3(r), with such endorsements as the Agent deems necessary, in favor of the Lessor and the Agent from a title insurance company acceptable to the Agent, but only with such title exceptions thereto as are acceptable to the Agent;

                  (h)      the Construction Agent shall have delivered to the Agent an environmental site assessment respecting each such Property prepared by an independent recognized professional acceptable to the Agent and evidencing no environmental condition with respect to which there is more than a remote risk of loss;

                  (i)      the Construction Agent shall have delivered to the Agent a survey (with a flood hazard certification) respecting each such Property prepared by (i) an independent recognized professional acceptable to the Agent and (ii) in a manner and including such information as is required by the Agent;

                  (j)      unless such an opinion has previously been delivered with respect to a particular state, the Construction Agent shall have caused to be delivered to the Agent a legal opinion in the form attached hereto as Exhibit B or in such other form as is acceptable to the Agent with respect to local law real property issues respecting the state in which each such Property is located addressed to the
         Lessor, the Agent, the Lenders and the Holders, from counsel located in the state where each such
         Property is located, prepared by counsel acceptable to the Agent;

                  (k)      the Agent shall be satisfied that the acquisition, ground leasing and/or holding of each such Property and the execution of the Mortgage Instrument, the other Security Documents, the Bond
         Loan Documents and the Bond Documents will not materially and adversely affect the rights of the Lessor, the Agent, the Holders or the Lenders under or with respect to the Operative Agreements;

                  (l)      the Construction Agent shall have delivered to the Agent invoices for, or other reasonably satisfactory evidence of, the various Transaction Expenses and other fees, expenses and disbursements referenced in Sections 7 of this Agreement, as appropriate;

                  (m)      the Construction Agent shall have caused to be delivered to the Agent a Mortgage
         Instrument (in such form as is acceptable to the Agent, with revisions as necessary to conform to applicable state law), the Bond Security Documents (with respect to the Little Rock Property), Lessor
         Financing Statements and Lender Financing Statements respecting each such Property, all fully executed and in recordable form;

                  (n)      the Lessee shall have delivered to the Agent with respect to each such Property a
         Lease Supplement and a memorandum (or short form lease) regarding the Lease and such Lease Supplement
         (such memorandum or short form lease to be in the form attached to the Lease as Exhibit B or in such other form as is acceptable to the Agent, with modifications as necessary to conform to applicable state law, and in form suitable for recording);

                  (o)      with respect to each Acquisition Advance, the sum of the Available Commitment plus the
         Available Holder Commitment (after deducting the Unfunded Amount, if any, and after giving effect to the
         Acquisition Advance) will be sufficient to pay all amounts payable therefrom;

                  (p)      if any such Property is subject to a Ground Lease, the Construction Agent shall have caused a lease memorandum (or short form lease) to be delivered to the Agent for such Ground Lease and, if requested by the Agent, a landlord waiver and a mortgagee waiver (in each case, in such form as is acceptable to the Agent);

                  (q)      counsel (acceptable to the Agent) for the ground lessor of each such Property subject to a Ground Lease shall have issued to the Lessor, the Agent, the Lenders and the Holders, its opinion;

                  (r)      the Construction Agent shall have delivered to the Agent a preliminary Construction
         Budget for each such Property, if applicable;

                  (s)      the Construction Agent shall have provided evidence to the Agent of insurance with respect to each such Property as provided in the Lease;

                  (t)      the Construction Agent shall have caused an Appraisal regarding each such Property to be provided to the Agent from an appraiser selected by the Agent and reasonably acceptable to
         Construction Agent;

                  (u)      the Construction Agent shall cause (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding the Lessee to be conducted (and copies thereof to be delivered to the Agent) in such jurisdictions as determined by the Agent by a nationally recognized search company acceptable to the Agent and (ii) the liens referenced in such lien searches which are objectionable to the Agent to be either removed or otherwise handled in a manner satisfactory to the
         Agent;

                  (v)      all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements, the Bond Loan Documents, the Bond
         Documents and/or documents related thereto shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent;

                  (w)      in the opinion of the Agent and the Majority Secured Parties and their respective counsel, the transactions contemplated by the Operative Agreements, the Bond Loan Documents and the Bond
         Documents do not and will not subject the Lessor, the Lenders, the Agent or the Holders to any adverse regulatory prohibitions, constraints, penalties or fines;

                  (x)      each of the Operative Agreements, the Bond Loan Documents and the Bond Documents to be
         entered into on such date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, and the Agent shall have received a fully executed copy of each of the Operative Agreements, the Bond Loan Documents and the Bond Documents;

                  (y)      since the date of the most recent audited financial statements (as delivered pursuant to the requirements of the Lessee Credit Agreement) of the Lessee, there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material
         Adverse Effect, other than as specifically contemplated by the Operative Agreements;

                  (z)      as of the Initial Closing Date only, the Agent shall have received an Officer's
         Certificate, dated as of the Initial Closing Date, of the Lessee in the form attached hereto as Exhibit
         C or in such other form as is acceptable to the Agent stating that (i) each and every representation and warranty of each Credit Party contained in the Operative Agreements and the Bond Documents to which it is a party is true and correct on and as of the Initial Closing Date; (ii) no Default or Event of
         Default by any Credit Party has occurred and is continuing under any Operative Agreement, the Bond Loan
         Documents or the Bond Documents; (iii) each Operative Agreement and Bond Document to which any Credit
         Party is a party is in full force and effect with respect to it; and (iv) each Credit Party has duly performed and complied with all covenants, agreements and conditions contained herein, in any Operative
         Agreement or in any Bond Document required to be performed or complied with by it on or prior to the
         Initial Closing Date;

                  (aa)     as of the Initial Closing Date only, the Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of each Credit Party, dated as of the Initial Closing Date, in the form attached hereto as Exhibit D or in such other form as is acceptable to the Agent attaching and certifying as to (1) the resolutions of the Board of Directors of such Credit Party duly authorizing the execution, delivery and performance by such Credit Party of each of the Operative Agreements and
         Bond Documents to which it is or will be a party, (2) the articles of incorporation of such Credit Party certified as of a recent date by the Secretary of State of its state of incorporation and its by-laws and (3) the incumbency and signature of persons authorized to execute and deliver on behalf of such
         Credit Party the Operative Agreements and Bond Documents to which it is or will be a party and (ii) a good standing certificate (or local equivalent) from the respective states where such Credit Party is incorporated and where the principal place of business of such Credit Party is located as to its good standing in each such state.  To the extent any Credit Party is a partnership, a limited liability company or is otherwise organized, such Person shall deliver to the Agent (in form and substance satisfactory to the Agent) as of the Initial Closing Date (A) a certificate regarding such Person and any corporate general partners covering the matters described in Exhibit D and (B) a good standing certificate, a certificate of limited partnership or a local equivalent of either of the foregoing, as applicable;

                  (bb)     Intentionally Omitted;

                  (cc)     as of the Initial Closing Date only, the Agent shall have received an Officer's
         Certificate of the Lessor dated as of the Initial Closing Date in the form attached hereto as Exhibit E or in such other form as is acceptable to the Agent, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Agreements, the Bond Loan Documents and the Bond
         Documents to which it is a party is true and correct on and as of the Initial Closing Date, (ii) each
         Operative Agreement, Bond Loan Document and Bond Document to which the Lessor is a party is in full force and effect with respect to it and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein, in any Operative Agreement, in any Bond Loan
         Document or in any Bond Document required to be performed or complied with by it on or prior to the
         Initial Closing Date;

                  (dd)     as of the Initial Closing Date only, the Agent shall have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in the
         form attached hereto as Exhibit F or in such other form as is acceptable to the Agent, attaching and certifying as to (A) the signing resolutions duly authorizing the execution, delivery and performance by the Lessor of each of the Operative Agreements, the Bond Loan Documents and the Bond Documents to which it is or will be a party, (B) its articles of association or other equivalent charter documents and its by-laws, as the case may be, certified as of a recent date by an appropriate officer of the Trust
         Company and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements, the Bond Loan Documents and the Bond Documents to which it is a party and (ii)
         a good standing certificate from the Office of the Comptroller of the Currency;

                  (ee)     as of the Initial Closing Date only, the Agent shall have received an Officer's
         Certificate of the Series 2000-B Bond Purchaser dated as of the Initial Closing Date in the form attached hereto as Exhibit E-1 or in such other form as is acceptable to the Agent, stating that
         (i) each and every representation and warranty of the Series 2000-B Bond Purchaser contained in the
         Operative Agreements, the Bond Loan Documents and the Bond Documents to which it is a party is true and correct on and as of the Initial Closing Date, (ii) each Operative Agreement, Bond Loan Document and
         Bond Document to which the Series 2000-B Bond Purchaser is a party is in full force and effect with respect to it and (iii) the Series 2000-B Bond Purchaser has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement, Bond Loan Document and Bond Document required to be performed or complied with by it on or prior to the Initial Closing
         Date;

                  (ff)     as of the Initial Closing Date only, the Agent shall have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trustee in the form attached hereto as Exhibit F-1 or in such other form as is acceptable to the Agent and the Majority
         Secured Parties, attaching and certifying as to (A) the signing resolutions duly authorizing the execution, delivery and performance by the Series 2000-B Bond Purchaser of each of the Operative
         Agreements to which it is or will be a party, (B) its articles of association or other equivalent charter documents and its by-laws, as the case may be, certified as of a recent date by an appropriate officer of the Trustee and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements, Bond Loan Documents and the Bond Documents to which it is a party and (ii) a good standing certificate from the Office of the Comptroller of the Currency;

                  (gg)     as of the Initial Closing Date only, counsel for the Lessor acceptable to the Agent shall have issued to the Lessee, the Holders, the Lenders and the Agent its opinion in the form attached hereto as Exhibit G or in such other form as is reasonably acceptable to the Agent;

                  (hh)     as of the Initial Closing Date only, counsel for the Series 2000-B Bond Purchaser acceptable to the Agent shall have issued to the Lessee, the Holders, the Lenders and the Agent its
         opinion in the form attached hereto as Exhibit G-1 or in such other form as is reasonably acceptable to the Agent and the Majority Secured Parties;

                  (ii)     as of the Initial Closing Date only, the Construction Agent shall have caused to be delivered to the Agent a legal opinion in the form attached hereto as Exhibit H or in such other form as is acceptable to the Agent, addressed to the Lessor, the Agent, the Lenders and the Holders, from counsel acceptable to the Agent; and

                  (jj)     as of the Initial Closing Date only, the Construction Agent shall cause (i) tax lien searches and judgment lien searches regarding each Credit Party to be conducted (and copies thereof to be delivered to the Agent) in such jurisdictions as determined by the Agent by a nationally recognized search company acceptable to the Agent and (ii) the liens referenced in such lien searches which are objectionable to the Agent to be either removed or otherwise handled in a manner satisfactory to the
         Agent.

                  (kk)     the conditions to closing the transactions contemplated by the Bond Documents shall have been satisfied.

         5.4.     Conditions Precedent for the Lessor, the Agent, the Lenders and the Holders Relating to the
                  Advance of Funds after the Acquisition Advance.

         The obligations of the Holders to make Holder Advances, and the Lenders to make Loans in connection with all requests for Advances subsequent to the acquisition of a Property (and to pay the Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Sections 7.1, 7.3(a), 7.4 and 7.5 of this Agreement in connection therewith) (a "Construction Advance") are subject to the satisfaction or waiver of the following conditions precedent (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent in its reasonable discretion; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.4 which are required to be performed by such party):

                  (a)      the correctness on such date of the representations and warranties (i) of the parties to this Agreement contained herein, in each of the other Operative Agreements and in each certificate delivered pursuant to any Operative Agreement (including without limitation the Incorporated
         Representations and Warranties) (ii) of the Series 2000-B Bond Purchaser in the Bond Loan Documents, and
         (iii) of the parties to the Bond Documents in each of the Bond Documents and each certificate delivered pursuant to any Bond Document, in each case;

                  (b)      the performance by (i) the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them (ii) the Series 2000-B
         Bond Purchaser of its agreements contained in the Bond Loan Document and (iii) the parties to the Bond
         Documents of their respective agreements contained therein, in each case, on or prior to each such date;

                  (c)      the Agent shall have received a fully executed counterpart of the Requisition, appropriately completed;

                  (d)      based upon the applicable Construction Contract and final Construction Budget which shall satisfy the requirements of this Agreement and the Construction Agency Agreement, the Available
         Commitments and the Available Holder Commitment (after deducting the Unfunded Amount) will be sufficient to complete the Improvements;

                  (e)      there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements, Bond Loan Documents or Bond Documents and no Default or Event of
         Default under any of the Operative Agreements, Bond Loan Documents or Bond Documents will have occurred after giving effect to the Construction Advance requested by the applicable Requisition;

                  (f)      the title insurance policy delivered in connection with the requirements of Section
         5.3(g) shall provide for (or shall be endorsed to provide for) insurance in an amount at least equal to the greater of (i) (x) $37,500,000 with respect to the Little Rock Property, or (y) $24,500,000 with respect to the Phoenix Property and, (ii) the maximum total Property Cost of such Property and there shall be no title change or exception objectionable to the Agent;

                  (g)      with respect to any Advances for Hard Costs, the Construction Agent shall have delivered to the Agent copies of the Plans and Specifications for the applicable Improvements and copies of the Construction Contract and final Construction Budget and evidence of insurance, including builder's risk insurance, for each such Property, and the Secured Parties shall have received a favorable report from an independent third party consultant that such insurance is satisfactory and otherwise in compliance with the terms of the Operative Agreements;

                  (h)      the Construction Agent shall have delivered to the Agent invoices for, or other reasonably satisfactory evidence of, any Transaction Expenses and other fees, expenses and disbursements referenced in Sections 7.1(b) or 7.3(a) that are to be paid with the Advance;

                  (i)      the Construction Agent shall have delivered, or caused to be delivered to the Agent, invoices, Bills of Sale or other documents acceptable to the Agent, in each case with regard to any
         Equipment or other components of such Property then being acquired with the proceeds of the Bonds or the
         Loans and Holder Advances and naming the City of Little Rock, with respect to the Little Rock Property, or the Lessor as the case may be, as purchaser and transferee;

                  (j)      all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements, the Bond Loan Documents and the Bond
         Documents shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent and the Majority Secured Parties;

                  (k)      since the date of the most recent audited Financial Statements (as such term is defined in the Lessee Credit Agreement) of the Lessee, there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material Adverse
         Effect, other than as specifically contemplated by the Operative Agreements;

                  (l)      in the opinion of the Agent and its counsel, the transactions contemplated by the
         Operative Agreements, Bond Loan Documents and Bond Documents do not and will not subject the Lessor, the
         Lenders, the Agent or the Holders to any adverse regulatory prohibitions, constraints, penalties or fines; and

                  (m)      the conditions, if any, to the acquisitions of and leasing the relevant Little Rock
         Property contemplated by the Bond Documents shall have been satisfied.

         5.5.     Additional Reporting and Delivery Requirements on Completion Date and on Construction Period
                  Termination Date.

         On or prior to the Completion Date for each Property, the Construction Agent shall deliver to the Agent an Officer's Certificate in the form attached hereto as Exhibit I or in such other form as is acceptable to the
Agent specifying (a) the address for such Property, (b) the Completion Date for such Property, (c) the aggregate
Property Cost for such Property, (d) detailed, itemized documentation supporting the asserted Property Cost figures and (e) that all representations and warranties of the Construction Agent and Lessee in each of the
Operative Agreements and the Bond Documents and each certificate delivered pursuant thereto (including without limitation the Incorporated Representations and Warranties) are true and correct as of the Completion Date.  The
Agent shall have the right to contest the information contained in such Officer's Certificate.  Furthermore, on or prior to the Completion Date for each Property, the Construction Agent shall deliver or cause to be delivered to the Agent (unless previously delivered to the Agent) originals of the following, each of which shall be in form and substance acceptable to the Agent in its reasonable discretion:  (w) a title insurance endorsement regarding the title insurance policy delivered in connection with the requirements of Section 5.3(g), but only to the extent such endorsement is necessary to provide for insurance in an amount at least equal to the maximum total Property Cost and, if endorsed, the endorsement shall not include a title change or exception objectionable to the Agent; (x) an as-built survey for such Property, (y) insurance certificates respecting such Property as required hereunder and under the Lease Agreement, and (z) if requested by the Agent, amendments to the Lessor
Financing Statements executed by the appropriate parties.  In addition, on the Completion Date for such Property the Construction Agent covenants and agrees that the recording fees, documentary stamp taxes or similar amounts required to be paid in connection with the related Mortgage Instrument and, with respect to the Little Rock
Property, the Bond Security Agreements shall be paid in an amount required by applicable law, subject, however, to the obligations of the Lenders and the Holders to fund such costs to the extent required pursuant to Section
7.1.

         5.6.     The Construction Agent Delivery of Construction Budget Modifications.

         The Construction Agent covenants and agrees to deliver to the Agent each month notification of any modification to any Construction Budget regarding any Property if such modification increases the cost to construct such Property (which, in the aggregate with all other modifications to such Construction Budget, evidencing a cost increase of $200,000 or more or with respect to which the Available Commitments and the
Available Holder Commitments (after deducting the Unfunded Amount) will be insufficient to complete the
Improvements) in accordance with the terms of the Construction Agency Agreement; provided no Construction Budget may be increased unless (a) the title insurance policies referenced in Section 5.3(g) are also modified or endorsed, if necessary, to provide for insurance in an amount that satisfies the requirements of Section 5.4(f)
of this Agreement and (b) after giving effect to any such amendment, the Construction Budget remains in compliance with the requirements of Section 5.4(d) of this Agreement.

         5.7.     Restrictions on Liens.

         On each Property  Closing Date, the  Construction  Agent shall cause each Property  acquired by the Lessor on such date to be free and clear of all Liens except those referenced in Sections  6.2(r)(i)  through  6.2(r)(iv).
On each date a Property is either sold to a third party in accordance  with the terms of the  Operative  Agreements or,  pursuant  to Section  22.1(a) of the Lease  Agreement,  retained by the  Lessor,  the Lessee  shall cause such
Property to be free and clear of all Liens  (other than Lessor  Liens and such other Liens that are  expressly  set forth as title  exceptions on the title  commitment  issued under Section 5.3(g) with respect to such Property (but excluding from the exception contained in this parenthetical,  liens created by the Bond Documents),  to the extent such title commitment has been approved by the Agent).

         5.8.     Joinder Agreement Requirements.

         Each Domestic Subsidiary of each Credit Party formed or acquired subsequent to the Initial Closing Date which shall become a "Guarantor" under the Lessee Credit Agreement shall contemporaneously therewith become a
Guarantor and shall satisfy the following conditions within thirty (30) days after the formation or acquisition of such Domestic Subsidiary:

                  (a)      such Domestic Subsidiary shall execute and deliver to the Agent a Joinder Agreement in the form attached hereto as Exhibit J;

                  (b)      such Domestic Subsidiary shall have delivered to the Agent (x) an Officer's
         Certificate of such Domestic Subsidiary in the form attached hereto as Exhibit C, (y) a certificate of the Secretary or an Assistant Secretary of such Domestic Subsidiary in the form attached hereto as
         Exhibit D and (z) good standing certificates (or local equivalent) from the respective states where such
         Domestic Subsidiary is incorporated or organized and where the principal place of business of such
         Domestic Subsidiary is located as to its good standing in each such state;

                  (c)      such Domestic Subsidiary shall have delivered to the Agent an opinion of counsel
         (acceptable to the Agent) in the form attached hereto as Exhibit H; and

                  (d)      the Agent shall have received such other documents, certificates and information as the Agent shall have reasonably requested.

         5.9.     Special Provision Regarding the Little Rock Property.

         The parties hereto agree that for purposes of the Operative Agreements, any Advance requested by the
Construction Agent under a Requisition to fund Property Costs (other than for Transaction Expenses) by the
Holders and the Lenders and any payment of Property Costs by the Lessor from such Advance, shall be deemed to mean, solely with respect to Advances made with respect to the Little Rock Property, a request by the
Construction Agent for an Advance to fund the applicable Bond Loan by the Holders and the Lenders and the making of the Bond Loan by the Lessor to the Series 2000-B Bond Purchaser in order for the Series 2000-B Bond Purchaser to purchase the Series 2000-B Bond, the proceeds of which will be used by the Construction Agent, on behalf of the City of Little Rock to pay Property Costs.

         5.10.    Payments.

         All payments of principal, interest, Holder Advances, Holder Yield and other amounts to be made by the
Construction Agent or the Lessee under this Agreement or any other Operative Agreements shall be made to the
Agent at the office designated by the Agent from time to time in Dollars and in immediately available funds, without setoff, deduction, or counterclaim.  Subject to the definition of "Interest Period" in Appendix A attached hereto, whenever any payment under this Agreement or any other Operative Agreements shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest, Holder Yield and fees payable pursuant to the Operative Agreements, as applicable and as the case may be.

         5.11.    Unilateral Right to Increase the Holder Commitments and the Lender Commitments.

         Notwithstanding any other provision of any Operative Agreement or any objection by any Person (including without limitation any objection by any Credit Party), (a) after an increase in the Holder Commitments has been approved by the Majority Secured Parties, each Holder, in its sole discretion, may unilaterally elect to increase its Holder Commitment for any reason including without limitation in order to fund amounts due and owing pursuant to Sections 7.1(a), 7.1(b), 7.3(a), 7.4, 7.5, 7.6 and/or 11.8 and Section 2.1 of the Construction Agency
Agreement and (b) after an increase in the Lender Commitments has been approved by the Majority Secured Parties, each Lender, in its sole discretion, may unilaterally elect to increase its Lender Commitment for any reason including without limitation in order to fund amounts due and owing pursuant to Sections 7.1(a), 7.1(b), 7.3(a),
7.4, 7.5, 7.6 and/or 11.8 and Section 2.1 of the Construction Agency Agreement.

SECTION 6.  REPRESENTATIONS AND WARRANTIES.

         6.1.     Representations and Warranties of the Borrower.

         Effective as of the Initial Closing Date and the date of each Advance, the Trust Company in its individual capacity and as the Borrower, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in the following paragraphs (h), (j) and (k) are made solely in its capacity as the Borrower:

                  (a)      It is a national banking association and is duly organized and validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative
         Agreements, Bond Loan Documents and Bond Documents to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before such Closing Date in connection with or as contemplated by each such
         Operative Agreement, Bond Loan Document or Bond Document to which the Trust Company or the Owner
         Trustee, as the case may be, is or will be a party;

                  (b)      The execution, delivery and performance of each Operative Agreement, Bond Loan
         Document and Bond Document to which it is or will be a party, either in its individual capacity or
         (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) as the Owner
         Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any Legal Requirement relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the
         Operative Agreements, Bond Loan Documents and Bond Documents to which it is a party or (iv) does or will require any Governmental Action by any Governmental Authority regulating its banking or trust powers;

                  (c)      The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Holders, each other Operative Agreement, Bond Loan Document and Bond Document to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party have been, or on or before such Closing Date will be, duly executed and delivered by the Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement, Bond Loan Document and Bond Document to which the Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof;

                  (d)      There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any
         Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative
         Agreements, Bond Loan Documents and Bond Documents to which it is a party or would question the validity or enforceability of any of the Operative Agreements, Bond Loan Documents and Bond Documents to which it is or will become a party;

                  (e)      It, either in its individual capacity or as the Owner Trustee, has not assigned or transferred any of its right, title or interest in or under the Lease, the Construction Agency
         Agreement, the Bond Loan Documents, the Bond Documents or its interest in any Property or any portion thereof, except in accordance with the Operative Agreements, the Bond Loan Documents and the Bond
         Documents;

                  (f)      No Default or Event of Default under the Operative Agreements, Bond Loan Documents or
         Bond Documents attributable to it has occurred and is continuing;

                  (g)      Except as otherwise contemplated in the Operative Agreements, the Bond Loan Documents
         and the Bond Documents, the proceeds of the Loans and Holder Advances shall not be applied by the Owner
         Trustee, either in its individual capacity or as the Owner Trustee, for any purpose other than with respect to the Little Rock Property, the making of a Bond Loan, and otherwise, the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of
         Improvements and the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Sections 7.1(a), 7.1(b), 7.3(a), 7.4, 7.5, 7.6 and 11.8 of this Agreement, in each case which accrue prior to the Rent Commencement Date with respect to a particular Property;

                  (h)      Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes except as permitted under the
         Operative Agreements, or in any similar security relating to a Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust Estate or the
         Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative
         Agreement, Bond Loan Document or Bond Document under the Trust Indenture Act of 1939, as amended;

                  (i)      The Owner Trustee's principal place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement, Bond Loan Document and Bond Document are kept are located at 79
         South Main Street, Salt Lake City, Utah 84111;

                  (j)      The Owner Trustee is not engaged principally in, and does not have as one (1) of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System
         of the United States), and no part of the proceeds of the Loans or the Holder Advances will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U, or X of the Board of Governors of the Federal Reserve System of the United States;

                  (k)      The Owner Trustee is not an "investment company" or a company controlled by an
         "investment company" within the meaning of the Investment Company Act;

                  (l)      Each Property is free and clear of all Lessor Liens attributable to the Owner Trustee, either in its individual capacity or as the Owner Trustee; and

                  (m)      The Owner Trustee, in its trust capacity, is not a party to any documents, instruments or agreements other than the Operative Agreements, the Bond Loan Documents or the Bond Documents
         executed by the Owner Trustee, in its trust capacity.

                  6.1.A.   Representations and Warranties of the Series 2000-B Bond Purchaser.

         Effective as of the Initial Closing Date and the date of each Advance, FSN in its individual capacity and as the Series 2000-B Bond Purchaser, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in the following paragraphs (h), (j) and (k) are made solely in its capacity as the Series 2000-B Bond Purchaser:

                  (a)      It is a trust company and is duly organized and validly existing and in good standing under the laws of the State of Nevada and has the power and authority to enter into and perform its obligations under the Trust Agreement (AC Trust 2000-2) and (assuming due authorization, execution and delivery of the Trust Agreement (AC Trust 2000-2) by the Holders) has the corporate and trust power and authority to act as the Series 2000-B Bond Purchaser thereunder and to enter into and perform the obligations under each of the other Operative Agreements, the Bond Loan Documents and the Bond Documents
         to which FSN or the Series 2000-B Bond Purchaser, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before such Closing
         Date in connection with or as contemplated by each such Operative Agreement, Bond Loan Document and Bond
         Document to which FSN or the Series 2000-B Bond Purchaser, as the case may be, is or will be a party;

                  (b)      The execution, delivery and performance of each Operative Agreement, Bond Loan
         Document and Bond Document to which it is or will be a party, either in its individual capacity or
         (assuming due authorization, execution and delivery of the Trust Agreement (AC Trust 2000-2) by the
         Holders) as the Series 2000-B Bond Purchaser, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i)
         does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any Legal Requirement relating to its banking or trust powers,
         (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as the Series 2000-B Bond Purchaser, to perform its obligations under the Operative Agreements, the Bond Loan Documents or Bond Documents, to
         which it is a party or (iv) does or will require any Governmental Action by any Governmental Authority
         regulating its banking or trust powers;

                  (c)      The Trust Agreement (AC Trust 2000-2) and, assuming the Trust Agreement (AC Trust
         2000-2) is the legal, valid and binding obligation of the Holders, each other Operative Agreement, Bond
         Loan Document and Bond Document to which FSN or the Series 2000-B Bond Purchaser, as the case may be, is or will be a party have been, or on or before such Closing Date will be, duly executed and delivered by
         FSN or the Series 2000-B Bond Purchaser, as the case may be, and the Trust Agreement (AC Trust 2000-2)
         and each such other Operative Agreement, Bond Loan Document and Bond Document to which FSN or the Series
         2000-B Bond Purchaser, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against FSN or the Series 2000-B Bond
         Purchaser, as the case may be, in accordance with the terms thereof;

                  (d)      There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Series 2000-B Bond Purchaser, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as the Series 2000-B Bond Purchaser, to perform its obligations under the Operative Agreements, the Bond Loan Documents and the Bond Documents to which it is a party or would question the validity or enforceability of any of the Operative Agreements, the Bond Loan
         Documents and the Bond Documents to which it is or will become a party;

                  (e)      It, either in its individual capacity or as the Series 2000-B Bond Purchaser, has not assigned or transferred any of its right, title or interest in or under the Bond Loan Documents or the
         Bond Documents or its interest in any Property or any portion thereof, except in accordance with the
         Operative Agreements, the Bond Loan Documents and the Bond Documents;

                  (f)      No Default or Event of Default under the Operative Agreements, the Bond Loan Documents or the Bond Documents attributable to it has occurred and is continuing;

                  (g)      Except as otherwise contemplated in the Operative Agreements and the Bond Loan
         Documents, the proceeds of the Bond Loans shall not be applied by the Series 2000-B Bond Purchaser, either in its individual capacity or as the Series 2000-B Bond Purchaser, for any purpose other than the acquisition of the Series 2000-B Bond in accordance with the terms of the Operative Agreements, the Bond
         Loan Documents and the Bond Documents;

                  (h)      Neither the Series 2000-B Bond Purchaser nor any Person authorized by the Series
         2000-B Bond Purchaser to act on its behalf has offered or sold any interest in the Trust Estate (AC
         Trust 2000-2) or the Bond Note except as otherwise permitted under the Operative Agreements, or in any similar security relating to a Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Bond Notes, the Owner Trustee, and neither the Series 2000-B Bond Purchaser nor any Person authorized by the Series 2000-B Bond Purchaser to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust
         Estate (AC Trust 2000-2) or the Bond Note to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Agreement, Bond Loan Document or Bond Document under the
         Trust Indenture Act of 1939, as amended;

                  (i)      The Series 2000-B Bond Purchaser's principal place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this
         Agreement and each other Operative Agreement, Bond Loan Document and Bond Document are kept are located at 79 South Main Street, Salt Lake City, Utah 84111;

                  (j)      The Series 2000-B Bond Purchaser is not engaged principally in, and does not have as one (1) of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal
         Reserve System of the United States), and no part of the proceeds of the Bond Loan will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U, or X of the Board of Governors of the Federal Reserve System of the United States;

                  (k)      The Series 2000-B Bond Purchaser is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act;

                  (l)      Each Property is free and clear of all Lessor Liens attributable to the Series 2000-B
         Bond Purchaser, either in its individual capacity or as the Series 2000-B Bond Purchaser; and

                  (m)      The Series 2000-B Bond Purchaser, in its trust capacity, is not a party to any documents, instruments or agreements other than the Operative Agreements or Bond Loan Documents executed by the Series 2000-B Bond Purchaser, in its trust capacity.

         6.2.     Representations and Warranties of the Credit Parties.

         Effective as of the Initial Closing Date, the date of each Advance, the date each Domestic Subsidiary delivers a Joinder Agreement and the Rent Commencement Date, each Credit Party represents and warrants to each of the other parties hereto that:

                  (a)      The Incorporated Representations and Warranties are true and correct (unless such relate solely to an earlier point in time) and the Lessee has delivered to the Agent the financial statements and other reports referred to in Section 3.04(a) of the Lessee Credit Agreement (except that such financial statements and reports shall be as of and for the fiscal year ended March 31, 2000);

                  (b)      The execution and delivery by each Credit Party of this Agreement and the other applicable Operative Agreements and Bond Documents as of such date and the performance by each Credit
         Party of its respective obligations under this Agreement and the other applicable Operative Agreements and Bond Documents are within the corporate, partnership or limited liability company (as the case may
         be) powers of each Credit Party, have been duly authorized by all necessary corporate, partnership or limited liability company (as the case may be) action on the part of each Credit Party (including without limitation any necessary shareholder action), have been duly executed and delivered, have received all necessary governmental approval, and do not and will not (i) violate any Legal Requirement which is binding on any Credit Party or any of its Subsidiaries, (ii) contravene or conflict with, or result in a breach of, any provision of the Articles of Incorporation, By-Laws or other organizational documents of any Credit Party or any of its Subsidiaries or of any agreement, indenture, instrument or other document which is binding on any Credit Party or any of its Subsidiaries or (iii) result in, or require, the creation or imposition of any Lien (other than pursuant to the terms of the Operative
         Agreements, the Bond Loan Documents and the Bond Documents) on any asset of any Credit Party or any of its Subsidiaries;

                  (c)      This Agreement and the other applicable Operative Agreements and Bond Documents, executed prior to and as of such date by any Credit Party, constitute the legal, valid and binding obligation of such Credit Party, as applicable, enforceable against such Credit Party, as applicable, in accordance with their terms.  Each Credit Party has executed the various Operative Agreements and Bond
         Documents required to be executed by such Credit Party as of such date;

                  (d)      There are no material actions, suits or proceedings pending or, to our knowledge, threatened against any Credit Party in any court or before any Governmental Authority (nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority to set aside, restrain, enjoin or prevent the full performance of any Operative Agreement or any transaction contemplated thereby) that (i) concern any Property or any Credit Party's interest therein, (ii)
         question the validity or enforceability of any Operative Agreement or Bond Document to which any Credit
         Party is a party or the overall transaction described in the Operative Agreements and Bond Documents to which any Credit Party is a party or (iii) have or could reasonably be expected to have a Material
         Adverse Effect; provided, for purposes of disclosure, the Credit Parties have described the litigation set forth on Exhibit K;

                  (e)      No Governmental Action by any Governmental Authority or other authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person pursuant to any Legal Requirement, contract, indenture, instrument or agreement or for any other reason is required to authorize or is required in connection with (i) the execution, delivery or performance of any Operative Agreement or Bond Document, (ii) the legality, validity, binding effect or enforceability of any Operative Agreement or Bond Document, (iii) the acquisition, ownership, construction, completion, occupancy, operation, leasing or subleasing of any Property or (iv) any Advance, in each case, except those which have been obtained and are in full force and effect;

                  (f)      Upon the execution and delivery of each Lease Supplement to the Lease becoming effective, (i) the Lessee will have unconditionally accepted the Property subject to the Lease
         Supplement and will have a valid and subsisting leasehold interest in such Property, subject only to the
         Permitted Liens, and (ii) no offset will exist with respect to any Rent or other sums payable under the
         Lease;

                  (g)      Except as otherwise contemplated by the Operative Agreements or the Bond Documents,
         the Construction Agent shall not use the proceeds of the Bonds or of any Holder Advance or Loan for any
         purpose other than the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of Improvements and the payment of Transaction Expenses and the fees, expenses and other disbursements referenced in Sections 7.1(a), 7.1(b), 7.3(a), 7.4, 7.5, 7.6 and 11.8 of this Agreement, in each case which accrue prior to the Rent Commencement Date with respect to a particular Property;

                  (h)      All information heretofore or contemporaneously herewith furnished by each Credit
         Party or its Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all information hereafter furnished by or on behalf of each Credit Party or its Subsidiaries to the Agent, the Owner
         Trustee, any Lender or any Holder pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and such information, taken as a whole, does not and will not omit to state any material fact necessary to make such information, taken as a whole, not misleading;

                  (i)      The principal place of business, chief executive office and office of the Construction
         Agent and the Lessee where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement and Bond Document are kept are located at
         1 Information Way, Little Rock, Arkansas 72202 and the states of formation and the chief executive offices of each other Credit Party are located at the places set forth in Exhibit L;

                  (j)      The representations and warranties of each Credit Party set forth in any of the
         Operative Agreements and Bond Documents are true and correct in all material respects on and as of each such date as if made on and as of such date.  Each Credit Party is in all material respects in compliance with its obligations under the Operative Agreements and Bond Documents and there exists no
         Default or Event of Default under any of the Operative Agreements or the Bond Documents which is continuing and which has not been cured within any cure period expressly granted under the terms of the applicable Operative Agreement or Bond Document, as the case may be or otherwise waived in accordance with the applicable Operative Agreement or Bond Document, as the case may be.  No Default or Event of
         Default will occur under any of the Operative Agreements or Bond Documents as a result of, or after giving effect to, the Advance requested by the Requisition on the date of each Advance;

                  (k)      As of each Property Closing Date, the date of each subsequent Advance and the Rent
         Commencement Date only, each Property then being financed consists of (i) unimproved Land or (ii) Land and existing Improvements thereon which Improvements are either suitable for occupancy at the time of acquisition or ground leasing or will be renovated and/or modified in accordance with the terms of this
         Agreement.  Each Property then being financed is located at the location set forth on the applicable
         Requisition, each of which is in one (1) of the Approved States;

                  (l)      As of each Property Closing Date, the date of each subsequent Advance and the Rent
         Commencement Date only, the Lessor (or solely with respect to the Little Rock Property, the City of
         Little Rock) has good and marketable fee simple title to each Property (and with respect to the Little
         Rock Property, a valid leasehold interest enforceable against the City of Little Rock in accordance with the terms of the Head Lease), or, if any Property is the subject of a Ground Lease, the Lessor will have a valid ground leasehold interest enforceable against the ground lessor of such Property in accordance with the terms of such Ground Lease, subject only to (i) such Liens referenced in Sections 6.2(r)(i)
         through (iv) on the applicable Property Closing Date and (ii) subject to Section 5.7, Permitted Liens after the applicable Property Closing Date;

                  (m)      As of each Property Closing Date, the date of each subsequent Advance and the Rent
         Commencement Date only, no portion of any Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such
         Property is located in an area identified as a special flood hazard area by the Federal Emergency
         Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended;

                  (n)      As of each Property Closing Date, the date of each subsequent Advance and the Rent
         Commencement Date only, each Property complies with all Insurance Requirements and all standards of
         Lessee with respect to similar properties owned by Lessee;

                  (o)      As of each Property Closing Date, the date of each subsequent Advance and the Rent
         Commencement Date only, each Property complies with all Legal Requirements as of such date (including without limitation all zoning and land use laws and Environmental Laws), except to the extent that failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect;

                  (p)      As of each Property Closing Date, the date of each subsequent Advance and the Rent
         Commencement Date only, all utility services and facilities necessary for the construction and operation of the Improvements and the installation and operation of the Equipment regarding each Property
         (including without limitation gas, electrical, water and sewage services and facilities) are available at the applicable Land or will be constructed prior to the Completion Date for such Property;

                  (q)      As of each Property Closing Date, the date of each subsequent Advance and the Rent
         Commencement Date only, acquisition, installation and testing of the Equipment (if any) and construction of the Improvements (if any) to such date shall have been performed in a good and workmanlike manner, substantially in accordance with the applicable Plans and Specifications;

                  (r)      (i)      The Security Documents create, as security for the Obligations (as such term is defined in the Security Agreement), valid and enforceable security interests in, and Liens on, all of the Collateral, in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements, and such security interests and Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(g) with respect to the applicable Property, to the extent such title commitment has been approved by the
                  Agent.  Upon recordation of the Mortgage Instrument in the real estate recording office in the applicable Approved State identified by the Construction Agent or the Lessee, the Lien created by the Mortgage Instrument in the real property described therein shall be a perfected first priority mortgage Lien on such real property (or, in the case of the Head Lease or a Ground
                  Lease, on the leasehold estate under the Head Lease or such Ground Lease, as the case may be)
                  in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements.  To the extent that the security interests in the portion of the Collateral comprised of personal property can be perfected by filing in the filing offices in the applicable Approved States or elsewhere identified by the
                  Construction Agent or the Lessee, upon filing of the Lender Financing Statements in such filing offices, the security interests created by the Security Agreement shall be perfected first priority security interests in such personal property in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative
                  Agreements;

                           (ii)     The Lease Agreement creates, as security for the obligations of the Lessee under the Lease Agreement, valid and enforceable security interests in, and Liens on, each
                  Property leased thereunder, in favor of the Lessor, and such security interests and Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(g) with respect to the applicable Property, to the extent such title commitment has been approved by the Agent.  Upon recordation of the memorandum of the Lease Agreement and the memorandum of a Ground Lease (or, in either case, a short form lease) in the real estate recording office in the applicable Approved State identified by the Construction Agent or the Lessee, the Lien created by the Lease Agreement in the real property described therein shall be a perfected first priority mortgage Lien (subject to the Lien of the Mortgage Instrument referenced in Section 6.2(r)(i)) on such real property
                  (or, in the case of the Head Lease or a Ground Lease, the leasehold estate under the  Head
                  Lease or Ground Lease) in favor of the Lessor.  To the extent that the security interests in the portion of any Property comprised of personal property can be perfected by the filing in the filing offices in the applicable Approved State or elsewhere identified by the Construction
                  Agent or the Lessee upon filing of the Lessor Financing Statements in such filing offices, a security interest created by the Lease Agreement shall be perfected first priority security interests in such personal property in favor of the Lessor, which rights pursuant to the Lessor
                  Financing Statements are assigned to the Agent, for the ratable benefit of the Lenders and the
                  Holders, as their respective interests appear in the Operative Agreements;

                           (iii)    the Bond Indenture creates, as security for the City of Little Rock's obligations under the Bond Documents, valid and enforceable security interests in, and Liens on, the Bond Trust Estate, in favor of the Bond Trustee, for the benefit of the Series 2000-B
                  Bond Purchaser, and such security interest and Liens are subject to no other Liens (and are specifically subordinate to the rights of the Lessor under the Head Lease) other than Liens which are expressly set forth as title exceptions on the title commitment issued under 5.3(g)
                  with respect to the Little Rock Property, to the extent such commitment has been approved by the Agent.  Upon recordation of the Bond Indenture in the real estate records of the Circuit
                  Clerk and Ex-officio Recorder of Pulaski County, Arkansas, the Lien created by the Bond
                  Indenture in the real property described therein shall be a perfected mortgage Lien on such real property in favor of the Bond Trustee, for the benefit of the Series 2000-B Bond
                  Purchaser.  To the extent that security interests in the portion of the Bond Trust Estate comprised of personal property can be perfected by filing in the filing offices of the State of
                  Arkansas or elsewhere identified by the Construction Agent or the Lessee, upon filing of the
                  Bond Financing Statements in such filing offices, the security interests created by the Bond
                  Indenture shall be perfected in such personal property, subject only to the prior rights of the
                  Lessor under the Head Lease, in favor of the Bond Trustee, for the benefit of the Series 2000-B
                  Bond Purchaser.

                           (iv)     The Assignments create, as security for the Series 2000-B Bond Purchaser's obligations under the Bond Loan Note and in consideration of removing the Series 2000-A Bond
                  Purchaser as a Guarantor of the Lessee's obligations under the Operative Agreements, a valid and enforceable assignment of the Series 2000-A Bond Purchaser's and Series 2000-B Bond
                  Purchaser's rights under the Bond Documents.  Other than taking an assignment of Series 2000-B
                  Bonds pursuant to the Series 2000-B Assignment, no other steps are necessary in order for the
                  Agent to perfect its security interest in the Bond Documents created by the Bond Loan Security
                  Agreement.

                           (v)      The Head Lease creates a valid and good and  marketable  leasehold  interest in the Little Rock Property enforceable in accordance with its terms.

                  (s)      The Plans and Specifications for each Property will be prepared prior to the commencement of construction in accordance with all applicable Legal Requirements (including without limitation all applicable Environmental Laws and building, planning, zoning and fire codes), except to the extent the failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect.  Upon completion of the Improvements for each Property in accordance with the applicable Plans and Specifications, such Improvements will be within any building restriction lines and will not encroach in any manner onto any adjoining land
         (except as permitted by express written easements, which have been approved by the Agent);

                  (t)      As of the Rent Commencement Date only, each Property shall be improved in accordance with the applicable Plans and Specifications in a good and workmanlike manner and shall be operational;

                  (u)      As of the Initial Closing Date, each Significant Subsidiary (formed prior to or on such date) shall have executed this Agreement in its capacity as a Guarantor;

                  (v)      As of each Property Closing Date only, each Property has been acquired or ground leased pursuant to a Ground Lease at a price that is not in excess of fair market value or fair market rental value, as the case may be;

SECTION 6B.  GUARANTY

         6B.1.    Guaranty of Payment and Performance.

         Subject to Section 6B.7, each Guarantor hereby, jointly and severally, unconditionally guarantees to each Financing Party the prompt payment and performance of the Company Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) or when such is otherwise to be performed; provided, notwithstanding the foregoing, the obligations of the Guarantors under this Section 6B shall not constitute a direct guaranty of the indebtedness of the Lessor evidenced by the Notes but rather a guaranty of the Company Obligations arising under the Operative Agreements and the Bond Documents.  This Section 6B is a
guaranty of payment and performance and not of collection and is a continuing guaranty and shall apply to all
Company Obligations whenever arising.  All rights granted to the Financing Parties under this Section 6B shall be subject to the provisions of Section 8.2(h) and 8.6.

         6B.2.    Obligations Unconditional.

         Each Guarantor agrees that the obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Operative Agreements or the Bond Documents, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Company Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent of this Section
6B.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances.  Each Guarantor agrees that this Section 6B may be enforced by the Financing Parties without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes, the Certificates, any other of the Operative Agreements, the Bond Loan
Documents, the Bond Documents or any collateral, if any, hereafter securing the Company Obligations or otherwise and each Guarantor hereby waives the right to require the Financing Parties to proceed against the Construction
Agent, the Lessee or any other Person (including without limitation a co-guarantor) or to require the Financing
Parties to pursue any other remedy or enforce any other right.  Each Guarantor further agrees that it hereby waives any and all right of subrogation, indemnity, reimbursement or contribution against the Lessee and the
Construction Agent or any other Guarantor of the Company Obligations for amounts paid under this Section 6B until such time as the Loans, Holder Advances, accrued but unpaid interest, accrued but unpaid Holder Yield and all other amounts owing under the Operative Agreements have been paid in full.  Without limiting the generality of the waiver provisions of this Section 6B, each Guarantor hereby waives any rights to require the Financing
Parties to proceed against the Construction Agent, the Lessee or any co-guarantor or to require Lessor to pursue any other remedy or enforce any other right, including without limitation, any and all rights under N.C. Gen.
Stat. § 26-7 through 26-9.  Each Guarantor further agrees that nothing contained herein shall prevent the
Financing Parties from suing on any Operative Agreement, Bond Loan Document or Bond Document or foreclosing any security interest in or Lien on any collateral, if any, securing the Company Obligations or from exercising any other rights available to it under any Operative Agreement, Bond Loan Document or Bond Document or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances; provided that any amounts due under this Section 6B which are paid to or for the benefit of any Financing Party shall reduce the Company Obligations by a corresponding amount
(unless required to be rescinded at a later date).  Neither any Guarantor's obligations under this Section 6B nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Construction Agent or the
Lessee or by reason of the bankruptcy or insolvency of the Construction Agent or the Lessee.  Each Guarantor
waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and notice of or proof of reliance by any Financing Party upon this Section 6B or acceptance of this Section 6B.  The
Company Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Section 6B.  All dealings between the Construction Agent, the
Lessee and any of the Guarantors, on the one hand, and the Financing Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Section 6B.

         6B.3.    Modifications.

         Each Guarantor agrees that (a) all or any part of the security now or hereafter held for the Company
Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) no Financing Party shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Company Obligations or the properties subject thereto; (c) the time or place of payment of the Company Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Construction Agent, the Lessee and any other party liable for payment under the Operative Agreements, Bond Loan Documents and Bond Documents may be
granted indulgences generally; (e) any of the provisions of the Notes, the Certificates, any of the other
Operative Agreements, the Bond Loan Documents or the Bond Documents may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and
(g) any deposit balance for the credit of the Construction Agent, the Lessee or any other party liable for the payment of the Company Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Company Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

         6B.4.    Waiver of Rights.

         Each Guarantor expressly waives to the fullest extent permitted by applicable law:  (a) notice of acceptance of this Section 6B by any Financing Party and of all extensions of credit or other Advances to the
Construction Agent and the Lessee by the Lenders pursuant to the terms of the Operative Agreements; (b)
presentment and demand for payment or performance of any of the Company Obligations; (c) protest and notice of dishonor or of default with respect to the Company Obligations or with respect to any security therefor; (d)
notice of any Financing Party obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Company Obligations, or any Financing Party's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and
(e) all other notices to which such Guarantor might otherwise be entitled.  Notwithstanding anything to the contrary herein, each Guarantor's payments hereunder shall immediately be due after written demand by the Agent for such payment (unless the Company Obligations are automatically accelerated pursuant to the applicable provisions of the Operative Agreements in which case the Guarantors' payments shall be automatically due).

         6B.5.    Reinstatement.

         The obligations of the Guarantors under this Section 6B shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Company Obligations is rescinded or must be otherwise restored by any holder of any of the Company Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify each Financing Party on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by any Financing Party in connection with such rescission or restoration, including without limitation any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         6B.6.    Remedies.

         The Guarantors agree that, as between the Guarantors, on the one hand, and each Financing Party, on the other hand, the Company Obligations may be declared to be forthwith due and payable as provided in the applicable provisions of the Operative Agreements (and shall be deemed to have become automatically due and payable in the circumstances provided therein) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Company Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Company Obligations being deemed to have become automatically due and payable), such Company Obligations (whether or not due and payable by any other Person)
shall forthwith become due and payable by the Guarantors in accordance with the applicable provisions of the
Operative Agreements.

         6B.7.    Limitation of Guaranty.

         Notwithstanding any provision to the contrary contained herein or in any of the other Operative
Agreements, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including without limitation because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including without limitation the Bankruptcy Code).

         Subject to Section 6B.5, upon the satisfaction of the Company Obligations in full, regardless of the source of payment, the Guarantors' obligations hereunder shall be deemed satisfied, discharged and terminated other than indemnifications set forth herein that expressly survive.

         6B.8.    Payment of Amounts to the Agent.

         Each Financing Party hereby instructs each Guarantor, and each Guarantor hereby acknowledges and agrees, that until such time as the Loans and the Holder Advances are paid in full and the Liens evidenced by the
Security Agreement and the Mortgage Instruments have been released any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent or the Majority Secured Parties may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 hereof.

         6B.9.    Release of Guarantors.

         Each Financing Party hereby agrees that (a) the Agent or the Majority Secured Parties shall be permitted to release any Guarantor from its guaranty obligations under this Section 6B without the consent of any other
Financing Party if the release is granted in connection with a disposition by the applicable Credit Party of all the shares of stock or partnership or other equity interest in such Guarantor and such disposition is permitted pursuant to the applicable provisions of the Operative Agreements and the Lessee Credit Agreement and (b) the
Agent or the Majority Secured Parties shall be permitted to release any Guarantor from its guaranty obligations under this Section 6B without the consent of any other Financing Party if the release is requested by Acxiom in connection with a dissolution of the Guarantor, subject to Acxiom providing to the Agent written representations to the effect that such Guarantor has no business operations and no assets.

SECTION 7. PAYMENT OF CERTAIN EXPENSES.

         7.1.     Transaction Expenses.

                  (a)      The Lessor agrees on the Initial Closing Date, to pay, or cause to be paid, all
         Transaction Expenses arising on or before the Initial Closing Date, including without limitation all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements, the Bond Loan Documents
         and the Bond Documents and incurred in connection with such Initial Closing Date, the initial fees and expenses of the Owner Trustee due and payable on such Initial Closing Date, the initial fees and expenses of the Trustee due and payable on such Initial Closing Date, the initial fees and expenses of the Bond Trustee due and payable all fees, taxes and expenses for the recording, registration and filing of documents and all other reasonable fees, expenses and disbursements incurred in connection with such
         Initial Closing Date; provided, however, the Lessor shall pay such amounts described in this Section
         7.1(a) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment.  On the Initial Closing Date after satisfaction of the conditions precedent for such date
         (excluding the requirement that a Requisition be delivered), the Holders shall make Holder Advances and the Lenders shall make Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this Section 7.1(a).

                  (b)      Assuming no Default or Event of Default shall have occurred and be continuing and only for the period prior to the Rent Commencement Date, the Lessor agrees on each Property Closing Date, on the date of any Construction Advance and on the Completion Date to pay, or cause to be paid, all
         Transaction Expenses including without limitation all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements, the Bond Loan Documents and the Bond Documents and billed in connection with such Advance or such Completion Date, all amounts described in Section 7.1(a) of this Agreement which have not been previously paid, the annual fees and reasonable out-of-pocket expenses of the Owner
         Trustee (to the extent payable), the annual fees and reasonable out-of-pocket expenses of the Trustee
         (to the extent payable), the annual fees and reasonable out-of-pocket expenses of the Bond Trustee (to the extent payable) all fees, expenses and disbursements incurred with respect to the various items referenced in Sections 5.3, 5.4 and/or 5.5 (including without limitation any premiums for title insurance policies and charges for any updates to such policies) and all other reasonable fees, expenses and disbursements in connection with such Advance or such Completion Date including without limitation all expenses relating to and all fees, taxes and expenses for the recording, registration and filing of documents and during the Commitment Period, all fees, expenses and costs referenced in Sections 7.1(a),
         7.3(a), 7.4, 7.5 and 7.6, provided, however, the Lessor shall pay such amounts described in this
         Section 7.1(b) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment.  On each Property Closing Date, on the date of any Construction Advance or any
         Completion Date, after satisfaction of the conditions precedent for such date (excluding the requirement that a Requisition be delivered), the Holders shall make a Holder Advance and the Lenders shall make
         Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this Section 7.1(b).

                  (c)      All fees payable pursuant to the Operative Agreements shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed.

         7.2.     Brokers' Fees.

         The Lessee represents and warrants that no brokers', finders' or placements fees or commissions, will be payable in connection with the transactions contemplated by this Agreement, the other Operative Agreements, the
Bond Loan Documents and the Bond Documents.

         7.3.     Certain Fees and Expenses.

         (a)      Assuming no Default or Event of Default shall have occurred and be continuing and only for the period prior to the Rent Commencement Date, the Lessor agrees to pay or cause to be paid (i) the initial and annual Owner Trustee's, Bond Trustee's and Trustee's fee, all reasonable expenses of the Owner Trustee, Bond
Trustee, Trustee and any co-trustees (including without limitation reasonable counsel fees and expenses) or any successor owner trustee and/or co-trustee, for acting as the owner trustee under the Trust Agreement, bond trustee under the Bond Indenture, or Trustee under the Trust Agreement (AC Trust 2000-2), and any fees and expenses in connection with establishing and maintaining any accounts and disbursing and handling funds in connection with the Operative Documents, the Bond Loan Documents or the Bond Documents, and (ii) all reasonable costs and expenses incurred by the City of Little Rock, the Bond Trustee, the Trustee, the Credit Parties, the
Agent, the Lenders, the Holders or the Lessor in entering into any Lease Supplement, the Bond Loan Documents, the
Bond Documents and any future amendments, modifications, supplements, restatements and/or replacements with respect to any of the Operative Agreements, the Bond Loan Documents and the Bond Documents, whether or not such
Lease Supplement, Bond Loan Documents, Bond Documents amendments, modifications, supplements, restatements and/or replacements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by the City of Little Rock, the Bond Trustee, the Trustee, any Credit Party, the Agent,
the Lenders, the Holders or the Lessor; provided, however, the Lessor shall pay such amounts described in this
Section 7.3(a) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment.  On each Property Closing Date, on the date of any Construction Advance or any Completion Date, as applicable, after satisfaction of the conditions precedent for such date (excluding the requirement that a
Requisition be delivered), the Holders shall make a Holder Advance and the Lenders shall make Loans to the Lessor to pay for the various amounts referenced in this Section 7.3(a).  Upon the final Rent Commencement Date (or with respect to those items set forth above pertaining only to a particular Property, on the Rent Commencement Date of such Property) all such fees, costs and expenses shall be paid by the Lessee and not the Lessor.

         (b)      The Lessee agrees to pay or cause to be paid in connection with any Lease Event of Default (i)
all reasonable costs and expenses incurred by the City of Little Rock, the Bond Trustee, the Trustee, the Credit
Parties, the Agent, the Lenders, the Holders or the Lessor in connection with any exercise of remedies under any
Operative Agreement, Bond Loan Document or Bond Document or any purchase of any Property or lease thereof by the
City of Little Rock, the Construction Agent, the Lessee or any third party in accordance with the Operative
Agreements and (ii) all reasonable costs and expenses incurred by the Credit Parties, the Agent, the Lenders, the
Holders or the Lessor in connection with any transfer or conveyance of any Property in accordance with the
Operative Agreements, whether or not such transfer or conveyance is ultimately accomplished.

         7.4.     Unused Fee.

         Except as otherwise provided in the last sentence hereof, during the Commitment Period the Lessor shall timely pay, in either case to the Agent for the account of (a) the Lenders, respectively, an unused fee (the
"Lender Unused Fee") for each day during the Commitment Period equal to the product of the actual Available
Commitment of each Lender on such date multiplied by a rate of Applicable Percentage per annum on such date and
(b) the Holders, respectively, an unused fee (the "Holder Unused Fee") for each day during the Commitment Period equal to the product of the actual Available Holder Commitment of each Holder on such date multiplied by a rate of Applicable Percentage per annum on such date.  Such Unused Fees shall be payable quarterly in arrears on each
Unused Fee Payment Date for the actual number of days elapsed in such quarter (including the first day but excluding the last day).  If all or a portion of any such Unused Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the ABR plus two percent (2%) from the date of such non-payment until such amount is paid in full (as well as before judgment);
provided, however, the Lessor shall pay such amounts described in this Section 7.4 only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment.  Upon the expiration of the Commitment Period all such fees, costs and expenses shall be paid by Lessee and not the Lessor.

         7.5.     Administrative Fee.

         Except as otherwise provided in the last sentence hereof, the Lessor shall pay or cause to be paid an administrative fee to the Agent (for its individual account) on the terms and conditions set forth in the engagement letter dated May 10, 2000 addressed to Acxiom from Agent and Banc of America Securities, LLC;
provided, however, the Lessor shall pay such amounts described in this Section 7.5 only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment.  Upon the expiration of the Commitment Period such fee shall be paid by Lessee and not the Lessor.

         7.6.     Upfront Fee.

         The Lessor shall pay upfront fees to the Agent for the benefit of the Holders and the Lenders (for the respective individual accounts of each such entity) on the Initial Closing Date.

SECTION 8.  OTHER COVENANTS AND AGREEMENTS.

         8.1.     Cooperation with the Construction Agent or the Lessee.

         The Holders, the Lenders, the Lessor (at the direction of the Majority Secured Parties) and the Agent shall, at the expense of and to the extent reasonably requested by the Construction Agent or the Lessee (but without assuming additional liabilities on account thereof and only to the extent such is acceptable to the
Holders, the Lenders, the Lessor (at the direction of the Majority Secured Parties) and the Agent in their reasonable discretion), cooperate with the Construction Agent or the Lessee in connection with the Construction
Agent or the Lessee satisfying its covenant obligations contained in the Operative Agreements and in the Bond
Documents including without limitation at any time and from time to time, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto).

         8.2.     Covenants of the Owner Trustee and the Holders.

         Each of the Owner Trustee and the Holders hereby agrees that so long as this Agreement is in effect:

                  (a)      Neither the Owner Trustee (in its trust capacity or in its individual capacity) nor any Holder will create or permit to exist at any time, and each of them will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Properties attributable to it; provided, however, that the Owner Trustee and the
         Holders shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not materially and adversely affect the rights of the Lessee under the Bond Documents or the Lease and the other Operative Agreements or involve any material danger of impairment of the Liens of the Security
         Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Property or title thereto or any interest therein or the payment of Rent;

                  (b)      Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign (subject to the requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Holders' rights under the Trust Agreement to remove the institution acting as the Owner Trustee (after consent to such removal by the Agent as provided in the Trust Agreement), each of the Owner Trustee and the Holders hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust
         Agreement except as permitted by Article VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii)
         to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party;

                  (c)      The Owner Trustee or any successor may resign or be removed by the Holders as the
         Owner Trustee, a successor Owner Trustee may be appointed and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IX of the Trust Agreement and, with respect to such appointment, with the consent of the Lessee (so long as there shall be no
         Lease Event of Default that shall have occurred and be continuing), which consent shall not be unreasonably withheld or delayed;

                  (d)      The Owner Trustee, in its capacity as the Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any Indebtedness, or enter into any business or other activity or enter into any contracts or agreements, other than pursuant to or under the Operative Agreements, the Bond Loan Documents and the Bond Documents;

                  (e)      The Holders will not instruct the Owner Trustee to take any action in violation of the terms of any Operative Agreement, the Bond Loan Documents or the Bond Documents;

                  (f)      Neither any Holder nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner
         Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither any
         Holder nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

                  (g)      The Owner Trustee shall give prompt notice to the Lessee, the Holders and the Agent if the Owner Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if it shall change its name; and

                  (h)      The Owner Trustee shall take or refrain from taking such actions and grant or refrain from granting such approvals with respect to the Operative Agreements, the Bond Loan Documents, the Bond
         Documents and/or relating to any Property in each case as directed in writing by the Agent (until such time as the Loans are paid in full, and then by the Majority Holders) or, in connection with Sections
         8.5 and 9.2 hereof, the Lessee; provided, however, that notwithstanding the foregoing provisions of this subparagraph (h) the Owner Trustee, the Agent, the Lenders and the Holders each acknowledge, covenant and agree that neither the Owner Trustee nor the Agent shall act or refrain from acting, regarding each
         Unanimous Vote Matter, until such party has received the approval of each Lender and each Holder affected by such matter.

         8.2.A.   Covenants of the Series 2000-B Bond Purchaser.

                  (a)      The Series 2000-B Bond Purchaser agrees for the benefit of the parties to this
         Agreement to comply with all of the provisions of the Bond Loan Documents, Bond Documents and Operative
         Agreements applicable to it and that it will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Properties attributable to it;

                  (b)      Without prejudice to any right under the Trust Agreement (AC Trust 2000-2) of the
         Trustee to resign (subject to the requirement set forth in the Trust Agreement (AC Trust 2000-2) that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Holders' rights under the Trust Agreement (AC Trust 2000-2) to remove the institution acting as the Series 2000-B Bond Purchaser (after consent to such removal by the Agent as provided in the Trust
         Agreement (AC Trust 2000-2), each of the Series 2000-B Bond Purchaser and the Holders hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement (AC
         Trust 2002) except as permitted by Article VIII of the Trust Agreement (AC Trust 2000-2), (ii) not to
         amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement (AC
         Trust 2000-2) in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement (AC Trust
         2000-2), the nonperformance of which would adversely affect such party;

                  (c)      The Series 2000-B Bond Purchaser or any successor may resign or be removed by the
         Holders as the Series 2000-B Bond Purchaser, a successor Series 2000-B Bond Purchaser may be appointed and a corporation may become the Series 2000-B Bond Purchaser under the Trust Agreement (AC Trust
         2000-2), only in accordance with the provisions of Article IX of the Trust Agreement (AC Trust 2000-2)
         and, with respect to such appointment, with the consent of the Lessee (so long as there shall be no
         Lease Event of Default that shall have occurred and be continuing), which consent shall not be unreasonably withheld or delayed;

                  (d)      The Series 2000-B Bond Purchaser, in its capacity as the Series 2000-B Bond Purchaser under the Trust Agreement (AC Trust 2000-2), and not in its individual capacity, shall not contract for, create, incur or assume any Indebtedness, or enter into any business or other activity or enter into any contracts or agreements, other than pursuant to or under the Operative Agreements, the Bond Loan
         Documents and the Bond Documents the Bond Loan Documents or the Bond Documents;

                  (e)      The Holders will not instruct the Series 2000-B Bond Purchaser to take any action in violation of the terms of any Operative Agreement, the Bond Loan Documents or the Bond Documents;

                  (f)      Neither any Holder nor the Series 2000-B Bond Purchaser shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
         (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the
         Series 2000-B Bond Purchaser or for all or any substantial benefit of the creditors of the Series 2000-B
         Bond Purchaser; and neither any Holder nor the Series 2000-B Bond Purchaser shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

                  (g)      The Series 2000-B Bond Purchaser shall give prompt notice to the Lessee, the Holders and the Agent if the Series 2000-B Bond Purchaser's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any
         Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if
         it shall change its name; and

                  (h)      The Series 2000-B Bond Purchaser shall take or refrain from taking such actions and grant or refrain from granting such approvals with respect to the Operative Agreements, the Bond Loan
         Documents, the Bond Documents and/or relating to any Property in each case as directed in writing by the
         Agent (until such time as the Loans are paid in full, and then by the Majority Holders) or, in connection with Sections 8.5 and 9.2 hereof, the Lessee; provided, however, that notwithstanding the foregoing provisions of this subparagraph (h) the Series 2000-B Bond Purchaser, the Agent, the Lenders
         and the Holders each acknowledge, covenant and agree that neither the Series 2000-B Bond Purchaser nor the Agent shall act or refrain from acting, regarding each Unanimous Vote Matter, until such party has received the approval of each Lender and each Holder affected by such matter.

         8.3.     Credit Party Covenants, Consent and Acknowledgment.

                  (a)      Each Credit Party  acknowledges  and agrees that (i) the Owner Trustee,  pursuant to the terms  and  conditions  of the  Security  Agreement  and the  Mortgage  Instruments,  shall  create  Liens respecting the various personal  property,  fixtures and real property  described  therein in favor of the
         Agent (ii) that the City of Little Rock,  with respect to the Little Rock  Property  shall create Liens on the Little Rock  Property,  pursuant to the Bond  Indenture in favor of the Bond Trustee,  for the benefit of the Series  2000-B Bond  Purchaser  but subject to rights of the Lessor  under the Head Lease and (iii)
         that the Series  2000-B Bond  Purchaser  shall  create Liens on the Bond Loan  Collateral  pursuant to the
         Bond Loan  Security  Agreement in favor of the Lessor.  Each Credit Party hereby  irrevocably  consents to the  creation,  perfection  and  maintenance  of such  Liens.  Each  Credit  Party  shall,  to the  extent reasonably  requested by any of the other parties  hereto,  cooperate with the other parties in connection with their  covenants  herein,  in the other  Operative  Agreements,  the Bond Loan  Document  or the Bond
         Document  and shall  from time to time duly  execute  and  deliver  any and all such  future  instruments, documents  and financing  statements  (and  continuation  statements  related  thereto) as any other party hereto may reasonably request.

                  (b)      The Lessor hereby instructs each Credit Party, and each Credit Party hereby acknowledges and agrees, that until such time as the Loans and the Holder Advances are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released (i) any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted
         Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent or the
         Majority Secured Parties may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 hereof, (ii) all rights of the Lessor under the Lease shall be exercised by the Agent or the Majority Secured Parties and (iii) each Credit Party shall cause all notices, certificates, financial statements, communications and other information which are delivered, or are required to be delivered, to the Lessor, to also be delivered at the same time to the Agent.

                  (c)      No Credit Party shall consent to or permit any amendment, supplement or other modification of the terms or provisions of any Operative Agreement, Bond Loan Documents or Bond Document
         except in accordance with Section 12.4 of this Agreement.

                  (d)      Each Credit Party hereby covenants and agrees that, except for amounts payable as
         Basic Rent, any and all payment obligations owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee and guaranteed by the other Credit
         Parties.  Without limitation, such obligations of the Credit Parties shall include without limitation arrangement fees, administrative fees, unused fees, breakage costs, indemnities, trustee fees and transaction expenses incurred by the parties hereto in connection with the transactions contemplated by the Operative Agreements, provided, the foregoing shall not limit the right of the Construction Agent to obtain funding by means of Advances for any matter for which such funding is expressly provided by the
         Operative Agreements.

                  (e)      The Lessee hereby covenants and agrees to cause an Appraisal or reappraisal (in form and substance satisfactory to the Agent and from an appraiser selected by the Agent (provided the Lessee shall in no event be responsible for other than the reasonable costs and expenses of such appraiser)) to be issued respecting any Property as requested by the Agent from time to time (i) at each and every time as such shall be required to satisfy any regulatory requirements imposed on the Agent, the Lessor, the
         Trust Company, FSN, any Lender and/or any Holder and (ii) after the occurrence of an Event of Default.

                  (f)      The Lessee hereby covenants and agrees that, except for amounts payable as Basic Rent,
         Head Lease Basic Rent and principal and interest on the Bond Loan Note, and as otherwise provided in the
         Operative Agreements, any and all payment obligations owing from time to time under the Operative
         Agreements, the Bond Loan Documents and the Bond Documents by any Person to the Agent, any Lender, any
         Holder or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee.  Without limitation, such obligations of the Lessee shall include the
         Supplemental Rent obligations pursuant to this Section 8.3(f), Section 3.3 of the Lease, arrangement fees, administrative fees, participation fees, commitment fees, unused fees, prepayment penalties, breakage costs, indemnities, trustee fees and transaction expenses incurred by the parties hereto in connection with the transactions contemplated by the Operative Agreements, the Bond Loan Documents and
         the Bond Documents;

                  (g)      At any time the Lessor or the Agent is entitled under the Operative Agreements to possession of a Property or any component thereof, each of the Construction Agent and the Lessee hereby covenants and agrees, at its own cost and expense, to assemble and make the same available to the Agent
         (on behalf of the Lessor).

                  (h)      The Lessee hereby covenants and agrees that, respecting each Property, Non-Integral
         Equipment financed under or pursuant to the Operative Agreements and the Bond Loan Documents may
         constitute up to, but shall not exceed, ten percent (10%) of the aggregate Advances extended at or prior to such time with respect to such Property.

                  (i)      The Lessee hereby covenants and agrees that as of Completion (i) the Property Cost for the Little Rock Property shall be no more than $36,553,808, (ii) the Property Cost for the Phoenix
         Property shall be no more than $24,446,192 and (iii) each parcel of the Property shall be a Permitted
         Facility.

                  (j)      The Lessee hereby covenants and agrees that it shall give prompt notice to the Agent if the Lessee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at #1 Information Way, Little Rock, Arkansas 72202 or if it shall change its name.

                  (k)      [Intentionally Omitted].

                  (l)      Until all the obligations of the Credit Parties under the Operative Agreements have been finally and indefeasibly paid and satisfied in full, the Commitments and the Holder Commitments terminated and the Term has expired or been earlier terminated, then unless consent has been obtained from the Majority Secured Parties, the Lessee will furnish or cause to be furnished to each Holder, each
         Lender and the Agent at their respective addresses set forth or referenced in Section 12.2 of this
         Agreement, or such other office as may be designated by any such Holder, Lender or the Agent from time to time: (i) the financial statements and other information provided by the Lessee under Section 5.01(a)
         of the Lessee Credit Agreement on the dates provided therein and (ii) at each time financial statements are delivered or to be delivered pursuant to clause (i) above, a compliance certificate duly executed by the president, treasurer, chief financial offer or controller of Acxiom substantially in the form of
         Exhibit M (the "Officer's Compliance Certificate").

                  (m)      The Lessee hereby covenants and agrees that the rights of the Lessee under this
         Agreement, the Bond Documents and the Lease shall not impair or in any way diminish the obligations of the Construction Agent and/or the rights of the Lessor under the Construction Agency Agreement.

                  (n)      Each Credit Party hereby covenants and agrees to cause each Subsidiary of each Credit
         Party which is a "Guarantor" of Lessee's obligations under the Lessee Credit Agreement to execute a
         Joinder Agreement and to observe the terms of Sections 5.8(a)-(d) of this Agreement, contemporaneously with such Subsidiary becoming "Guarantor" thereunder.

                  (o)      Each Credit Party shall promptly notify the Agent, or cause the Agent to be promptly notified, upon such Credit Party gaining knowledge of the occurrence of any Default or Event of Default which is continuing at such time.  In any event, such notice shall be provided to the Agent within five (5) days of when such Credit Party gains such knowledge.

                  (p)      Until all of the obligations under the Operative Agreements have been finally and indefeasibly paid and satisfied in full and the Commitments and the Holder Commitments terminated unless consent has been obtained from the Majority Secured Parties, each Credit Party will:

                           (i)      except as permitted by the express provisions of the Lessee Credit Agreement, preserve and maintain its separate legal existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation (or partnership, limited liability company or other such similar entity, as the case may be) and authorized to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect;

                           (ii)     pay and perform all obligations of the Credit Parties under the Operative
                  Agreements and pay and perform (A) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (B) all other indebtedness, obligations and liabilities in accordance with customary trade practices, which if not paid would have a Material Adverse Effect; provided that any Credit Party may contest any item described in this Section 8.3(p)(ii) in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP;

                           (iii)    to the extent failure to do so would have a Material Adverse Effect, observe and remain in compliance with all applicable Laws and maintain in full force and effect all
                  Governmental Actions, in each case applicable to the conduct of its business; keep in full force and effect all licenses or certifications necessary for any Permitted Facility to be operated for its intended purpose; and

                           (iv)     provided that the Agent, the Lenders and the Holders use reasonable efforts to minimize disruption to the business of the Credit Parties permit representatives of the Agent or any Lender or Holder, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including without limitation management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

                  (q)      Lessee shall perform any and all obligations of Lessor under, and cause Lessor to otherwise remain in full compliance with, the terms and provisions of the Bond Documents and any Ground
         Lease.

                  (r)      Promptly after obtaining any required architectural approvals by any business park or any other applicable entity with oversight responsibility for the applicable Improvements, the
         Construction Agent shall deliver to the Agent copies of the same.

                  (s)      If the Construction Budget for any Property is ever modified to exceed the amount of title insurance therefor (as such title insurance is referenced in Section 5.3(g)), then the
         Construction Agent shall immediately cause an additional endorsement to be issued to increase the amount of title insurance to at least equal the amount referenced in the modified Construction Budget.

         8.4.     Sharing of Certain Payments.

         Except for Excepted Payments, the parties hereto  acknowledge and agree that all payments due and owing by any Credit Party to the Lessor under the Lease or any of the other Operative Agreements shall be made by such
Credit Party directly to the Agent as more particularly provided in Section 8.3 hereof.  The Lessor, the Holders, the Agent, the Lenders and the Credit Parties acknowledge the terms of Section 8.7 of this Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree, that all such payments and amounts are to be allocated as provided in Section 8.7 of this Agreement.

         8.5.     Grant of Easements, etc.

         The Agent, the Lenders and the Holders hereby agree that, so long as no Event of Default shall have occurred and be continuing, the City of Little Rock (with respect to the Little Rock Property), the Bond Trustee, the Trustee and the Owner Trustee, as the case may be, shall, from time to time at the request of the Lessee (and with the prior consent of the Agent and the Majority Secured Parties), in connection with the transactions contemplated by the Construction Agency Agreement, the Lease, the other Operative Agreements or the Bond
Documents, (i) grant easements and other rights in the nature of easements with respect to any Property, (ii)
release existing easements or other rights in the nature of easements which are for the benefit of any Property,
(iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases, and (iv) execute and deliver to any Person such other documents or materials in connection with the acquisition, development, construction, testing or operation of any Property, including without limitation reciprocal easement agreements, construction contracts, operating agreements, development agreements, plats, replats or subdivision documents; provided, that each of the agreements referred to in this Section 8.5 shall be of the type normally executed by the Lessee in the ordinary course of the Lessee's business and shall be on commercially reasonable terms so as not to diminish the value of any Property in any material respect.  The Lessor acknowledges the
Lessee's right to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at the Property other than
Equipment which is not in violation of the terms of the Lease, and the Lessor agrees to execute at Lessee's sole cost and expense any waiver forms and releases of Lessor Liens in favor of any purchase money seller, lessor or lender which has financed or may finance in the future such items reasonably acceptable to the Lessor and the
Agent.  Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, the Lessor shall, upon the reasonable request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate and reasonably acceptable to the
Lessor and the Agent to confirm any such grant, release, dedication, transfer, annexation or amendment to any
Person permitted under this Section 8.5 including landlord waivers with respect to any of the foregoing.

         8.6.     Appointment by the Agent, the Lenders, the Holders and the Owner Trustee.

         The Holders hereby appoint the Agent to act as collateral agent for the Holders in connection with the
Lien granted by the Security Documents to secure the Holder Amount.  The Lenders and the Holders acknowledge and agree and direct that the rights and remedies of the beneficiaries of the Lien of the Security Documents shall be exercised by the Agent on behalf of the Lenders and the Holders as directed from time to time by the Majority
Secured Parties or, pursuant to Sections 8.2(h) and 12.4, all of the Lenders and the Holders, as the case may be;
provided, in all cases, the Agent shall allocate payments and other amounts received in accordance with Section
8.7.  The Agent is further appointed to provide notices under the Operative Agreements on behalf of the Owner
Trustee (as determined by the Agent, in its reasonable discretion), to receive notices under the Operative
Agreements on behalf of the Owner Trustee and (subject to Sections 8.5 and 9.2) to take such other action under the Operative Agreements on behalf of the Owner Trustee as the Agent shall determine in its reasonable discretion from time to time.  The Agent hereby accepts such appointments.  For purposes hereof, the provisions of Section 7 of the Credit Agreement, together with such other terms and provisions of the Credit Agreement and the other
Operative Agreements as required for the full interpretation and operation of Section 7 of the Credit Agreement are hereby incorporated mutatis mutandis by reference as if restated herein for the mutual benefit of the Agent and each Holder as if each Holder were a Lender thereunder.  Outstanding Holder Advances and outstanding Loans shall each be taken into account for purposes of determining Majority Secured Parties.  Further, the Agent shall be entitled to take such action on behalf of the Owner Trustee as is delegated to the Agent under any Operative
Agreement (whether express or implied) as may be reasonably incidental thereto.  The parties hereto hereby agree to the provisions contained in this Section 8.6.  Any appointment of a successor agent under Section 7.9 of the
Credit Agreement shall also be effective as an appointment of a successor agent for purposes of this Section 8.6.

         8.7.     Collection and Allocation of Payments and Other Amounts.

                  (a)      Each Credit Party has agreed pursuant to Section 5.10 and otherwise in accordance with the terms of this Agreement to pay to (i) the Agent any and all Rent (excluding Excepted Payments) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person and (ii) each Person as appropriate the Excepted Payments.  Promptly after receipt, the Agent shall apply and allocate, in accordance with the terms of this Section 8.7, such amounts received from any Credit Party and all other payments, receipts and other consideration of any kind whatsoever received by the Agent pursuant to the Security Agreement or otherwise received by the
         Agent, the Holders or any of the Lenders in connection with the Collateral, the Security Documents or any of the other Operative Agreements.  Ratable distributions among the Lenders and the Holders under this Section 8.7 shall be made based on (in the case of the Lenders) the ratio of the outstanding Loans to the aggregate Property Cost and (in the case of the Holders) the ratio of the outstanding Holder
         Advances to the aggregate Property Cost.  Ratable distributions among the Tranche A Lenders under this
         Section 8.7 shall be made based on the ratio of the individual Tranche A Lender's Commitment for Tranche
         A Loans to the aggregate of all the Tranche A Lenders' Commitments for Tranche A Loans. Ratable
         distributions among the Tranche B Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche B Lender's Commitment for Tranche B Loans to the aggregate of all the Tranche B
         Lenders' Commitments for Tranche B Loans.  Ratable distributions among the Lenders (in situations where the Tranche A Lenders are not differentiated from the Tranche B Lenders) shall be made based on the ratio of the individual Lender's Commitment to the aggregate of all the Lenders' Commitments.  Ratable distributions among the Holders under this Section 8.7 shall be based on the ratio of the individual
         Holder's Holder Commitment to the aggregate of all the Holders' Holder Commitments.

                  (b)      Payments and other amounts received by the Agent from time to time in accordance with the terms of subparagraph (a) shall be applied and allocated as follows (subject in all cases to Section
         8.7(c)):

                           (i)      Any such payment or amount identified as or deemed to be Basic Rent shall be applied and allocated by the Agent first, ratably to the Lenders and the Holders for application and allocation to the payment of interest on the Loans and Holder Yield on the
                  Holder Advances, in each case which is due and payable on such date, second, ratably to the
                  Lenders for application and allocation to the payment of the principal of the Loans which is due and payable on such date, third, ratably to the Holders for application and allocation to the payment of the portion of the Holder Advances which is due and payable on such date and fourth, if no Default or Event of Default is in effect, any excess shall be paid to such Person or Persons as the Lessee may designate; provided, that if a Default or Event of Default is in effect, such excess (if any) shall instead be held by the Agent until the earlier of (I) the first date thereafter on which no Default or Event of Default shall be in effect (in which case such payments or returns shall then be made to such other Person or Persons as the Lessee may designate) and (II) the Maturity Date or the Expiration Date, as the case may be (or, if earlier, the date of any Acceleration), in which case such amounts shall be applied and allocated in the manner contemplated by Section 8.7(b)(iv).

                           (ii)     If on any date the Agent or the Lessor shall receive any amount in respect of
                  (A) any Casualty or Condemnation pursuant to Sections 15.1(a) or 15.1(g) of the Lease
                  (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (B) the Termination Value in connection with the delivery of a Termination
                  Notice pursuant to Article XVI of the Lease, or (C) the Termination Value in connection with the exercise of the Purchase Option under Section 20.1 of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to Section 20.3 of the
                  Lease, or (D) any payment required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Construction Agency Agreement (other than any payment of the Maximum Amount which shall be applied and allocated pursuant to Section
                  8.7(b)(iv)), then in each case, the Lessor shall be required to pay such amount received (1) if no Event of Default has occurred, (x) to apply and allocate the proceeds respecting Sections
                  8.7(b)(ii)(A) and 8.7(b)(ii)(D) in accordance with Section 8.7(b)(iii)(B) first through sixth and (y) to apply and allocate the proceeds respecting Sections 8.7(b)(ii)(B) and 8.7(b)(ii)(C)
                  to prepay the principal balance of the Loans and the Holder Advances, on a pro rata basis, a portion of such amount to be distributed to the Lenders and the Holders or (2) if an Event of
                  Default has occurred, to apply and allocate the proceeds respecting Sections 8.7(b)(ii)(A)
                  through 8.7(b)(ii)(D) in accordance with Section 8.7(b)(iii)(A) hereof.

                           (iii)    (A)     An amount equal to any proceeds of the sale, lease or other disposition of the Properties or any portion thereof, in each case upon the occurrence of any
                  Event of Default and the exercise of remedies pursuant to the Operative Agreements, and any other amount payable pursuant to any Casualty or any Condemnation (whether such amounts relate to a period before or after the Construction Period Termination Date) shall be applied and allocated by the Agent first, ratably to the payment of the principal and interest of the
                  Tranche B Loans then outstanding, second, ratably to the payment to the Holders of the outstanding principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, third, to the extent such amount exceeds the maximum amount to be returned pursuant to the foregoing provisions of this paragraph (iii), ratably to the payment of the principal and interest of the Tranche A Loans then outstanding, fourth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche B Loans, fifth, to any and all other amounts owing under the Operative Agreements to the Holders, sixth, to any and all other amounts owing under the Operative Agreements to the
                  Lenders under the Tranche A Loans, and seventh, to the extent moneys remain after application and allocation pursuant to clauses first through sixth above, to the Owner Trustee for application and allocation to any and all other amounts owing to the Holders or the Owner
                  Trustee and as the Holders shall determine; provided, where no Event of Default shall exist and be continuing and a prepayment is made for any reason with respect to less than the full amount of the outstanding principal amount of the Loans and the outstanding Holder Advances, the proceeds shall be applied and allocated in accordance with Section 8.7(b)(iii)(B) first through sixth.

                           (B)      Except as otherwise expressly provided pursuant to Section 8.7(b)(iii)(A), all amounts payable with respect to any disposition of the Properties or any portion thereof
                  (including without limitation pursuant to Article XXII of the Lease) in respect of excess wear and tear pursuant to Section 22.3 of the Lease (whether such amounts relate to a period before or after the Construction Period Termination Date) shall be applied and allocated by the Agent first, ratably to the payment of the principal and interest of the Tranche B Loans then outstanding, second, to the extent such amounts exceeds the maximum amount to be returned pursuant to the foregoing provisions of this paragraph (iii), ratably to the payment of the principal and interest of the Tranche A Loans then outstanding, third, ratably to the payment to the Holders of the outstanding principal balance of all Holder Advances plus all outstanding
                  Holder Yield with respect to such outstanding Holder Advances, fourth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche B Loans, fifth, to any and all other amounts owing under the Operative Agreements to the Lenders under the
                  Tranche A Loans, sixth, to any and all other amounts owing under the Operative Agreements to the Holders, and seventh, to the extent moneys remain after application and allocation pursuant to clauses first through sixth above, to the Owner Trustee for application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and as the Holders shall determine; provided, where no Event of Default shall exist and be continuing and a prepayment is made for any reason with respect to less than the full amount of the outstanding principal amount of the Loans and the outstanding Holder Advances, the proceeds shall be applied and allocated ratably to the Lenders and to the Holders.

                           (iv)     An amount equal to (A) any such payment identified as a payment of the Maximum
                  Amount or any payment pursuant to Section 22.1(b) of the Lease (or otherwise) of the Maximum
                  Residual Guarantee Amount (and any such lesser amount as may be required by Section 22.1(b) of the Lease) in respect of the Properties and (B) any other amount payable upon any exercise of remedies after the occurrence of an Event of Default not covered by Sections 8.7(b)(i) or
                  8.7(b)(iii) above (including without limitation any amount received in connection with an
                  Acceleration which does not represent proceeds from the sale or liquidation of the Properties)
                  and (C) any other amount payable by any Guarantor pursuant to Section 6B shall be applied and allocated by the Agent first, ratably, to the payment of the principal and interest balance of
                  Tranche A Loans then outstanding, second, ratably to the payment of the principal and interest balance of the Tranche B Loans then outstanding, third, ratably to the payment of the principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, fourth, to the payment of any other amounts owing to the Lenders hereunder or under any of the other Operative Agreement, and fifth, to the extent moneys remain after application and allocation pursuant to clauses first through fourth above, to the Owner
                  Trustee for application and allocation to Holder Advances and Holder Yield and any other amounts owing to the Holders or the Owner Trustee as the Holders shall determine.

                           (v)      An amount equal to any such payment identified as Supplemental Rent shall be applied and allocated by the Agent to the payment of any amounts then owing to the City of
                  Little Rock, the Bond Trustee, the Trustee, the Agent, the Lenders, the Holders and the other parties to the Operative Agreements (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this Section 8.7(b)) as shall be determined by the
                  Agent in its reasonable discretion; provided, however, that Supplemental Rent received upon the exercise of remedies after the occurrence and continuance of an Event of Default in lieu of or in substitution of the Maximum Residual Guarantee Amount or as a partial payment thereon shall be applied and allocated as set forth in Section 8.7(b)(iv).

                           (vi)     The Agent in its reasonable judgment shall identify the nature of each payment or amount received by the Agent and apply and allocate each such amount in the manner specified above.

                  (c)      Upon the payment in full of the Loans, the Holder Advances and all other amounts then due and owing by the Owner Trustee hereunder or under any Credit Document and the payment in full of all other amounts then due and owing to the Lenders, the Holders, the Agent, the Owner Trustee, the Trustee,
         the Bond Trustee and the other Financing Parties pursuant to the Operative Agreements, the Bond Loan
         Documents and the Bond Documents, any moneys remaining with the Agent shall be returned to the Lessee.
         It is agreed that, prior to the application and allocation of amounts received by the Agent in the order described in Section 8.7(b) above or any distribution of money to the Lessee, any such amounts shall first be applied and allocated to the payment of (i) any and all sums advanced by the Agent in order to preserve the Collateral or to preserve its Lien thereon, (ii) the expenses of retaking, holding, preparing for sale or lease (including any repairing or restoring), selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Agent of its rights under the Security Documents, together with reasonable attorneys' fees and expenses and court costs and (iii) any and all other amounts reasonably owed to the Agent under or in connection with the transactions contemplated by the
         Operative Agreements (including without limitation any accrued and unpaid administration fees).

         8.8.     Release of Properties, etc.

         If the Lessee shall at any time purchase all or a portion of any Property (or Lessor's leasehold interest therein) pursuant to the Lease, or the Construction Agent shall purchase all or a portion of any
Property pursuant to the Construction Agency Agreement, or if any Property (or Lessor's leasehold interest therein) shall be sold in accordance with Article XXII of the Lease, then, upon satisfaction by the Owner Trustee of its obligation to prepay the Loans, Holder Advances and all other amounts owing to the Lenders and the Holders under the Operative Agreements, the Agent is hereby authorized and directed to release such Property from the
Liens created by the Security Documents to the extent of its interest therein.  In addition, upon the termination of the Commitments and the Holder Commitments and the payment in full of the Loans, the Holder Advances and all other amounts owing by the Owner Trustee and the Lessee hereunder or under any other Operative Agreement the
Agent is hereby authorized and directed to release all of the Properties from the Liens created by the Security
Documents to the extent of its interest therein.  Upon request of the Owner Trustee following any such release, the Agent shall, at the sole cost and expense of the Lessee, execute and deliver to the Owner Trustee and the
Lessee such documents as the Owner Trustee or the Lessee shall reasonably request to evidence such release.

SECTION 9.  CREDIT AGREEMENT AND TRUST AGREEMENT.

         9.1.     The Construction Agent's and the Lessee's Credit Agreement Rights.

         Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lenders, the
Holders, the Construction Agent, the Credit Parties and the Owner Trustee hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

                  (a)      the right to designate an account to which amounts funded under the Operative
         Agreements shall be credited pursuant to Section 2.3(a) of the Credit Agreement;

                  (b)      the right to terminate or reduce the Commitments pursuant to Section 2.5(a) of the
         Credit Agreement;

                  (c)      the right to exercise the conversion and continuation options pursuant to Section 2.7 of the Credit Agreement;

                  (d)      the right to receive any notice and any certificate, in each case issued pursuant to
         Section 2.11(a) of the Credit Agreement;

                  (e)      the right to replace any Lender pursuant to Section 2.11(b) of the Credit Agreement;

                  (f)      the right to approve any successor agent pursuant to Section 7.9 of the Credit
         Agreement; and

                  (g)      the right to consent to any assignment by a Lender to which the Lessor has the right to consent pursuant to Section 9.8 of the Credit Agreement.

         9.2.     The Construction Agent's and the Lessee's Trust Agreement Rights.

         Notwithstanding anything to the contrary contained in the Trust Agreement, the Credit Parties, the Owner
Trustee and the Holders hereby agree that, prior to the occurrence and continuation of any Default or Event of
Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

                  (a)      the right to exercise the conversion and continuation options pursuant to Section 3.8 of the Trust Agreement;

                  (b)      the right to receive any notice and any certificate, in each case issued pursuant to
         Section 3.9(a) of the Trust Agreement;

                  (c)      the right to replace any Holder pursuant to Section 3.9(b) of the Trust Agreement;

                  (d)      the right to exercise the removal options contained in Section 9.1 of the Trust
         Agreement; provided, however, that no removal of the Owner Trustee and appointment of a successor Owner
         Trustee by the Holders pursuant to Section 9.1 of the Trust Agreement shall be made without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee; and

                  (e)      the right to exercise the removal options contained in Section 9.1 of the Trust
         Agreement (AC Trust 2000-2); provided, however, that no removal of the Trustee and appointment of a successor Trustee shall be made without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee.

SECTION 10.  TRANSFER OF INTEREST.

         10.1.    Restrictions on Transfer.

         Each Lender may participate, assign or transfer all or a portion of its interest hereunder and under the other Operative Agreements in accordance with Sections 9.7 and 9.8 of the Credit Agreement; provided, each participant, assignee or transferee must obtain the same ratable interest in Tranche A Loans, Tranche A
Commitments, Tranche B Loans and Tranche B Commitments (and to the extent the selling Lender is also a Holder (or an Affiliate of a Holder), each such participant, assignor or transferee must also obtain the same ratable interest in and to the Holder Advances, Holder Commitments, the Trust Estate and the Trust Estate (AC
Trust 2000-2); provided further, that each Lender that participates, assigns or transfers all or a portion of its interest hereunder and under the other Operative Agreements shall deliver to the Agent a copy of each Assignment and Acceptance (as referenced in Section 9.8 of the Credit Agreement) for purposes of maintaining the Register.
The Holders may, directly or indirectly, assign, convey or otherwise transfer (other than for purposes of security for a non-recourse loan) any of their right, title or interest in or to the Trust Estate or the Trust
Agreement with the prior written consent of the Agent and the Lessee (which consent shall not be unreasonably withheld or delayed) and in accordance with the terms of Section 11.8(b) of the Trust Agreement; provided, to the extent the selling Holder is also a Lender (or an Affiliate of a Lender), each such assignee, receiver of a conveyance or other transferee must also obtain the same ratable interest in and to the Tranche A Loans,
Tranche A Commitments, Tranche B Loans and Tranche B Commitments.  The Owner Trustee may, subject to the rights of the Lessee under the Lease and the other Operative Agreements and to the Lien of the applicable Security
Documents but only with the prior written consent of the Agent (which consent may be withheld in its discretion)
and (provided, no Default or Event of Default has occurred and is continuing) with the consent of the Lessee, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of its right, title or interest in or to any Property, the Lease, the Trust Agreement, the other Operative
Agreements (including without limitation any right to indemnification thereunder) the Bond Loan Documents, the
Bond Documents, or any other document relating to a Property or any interest in a Property as provided in the
Trust Agreement and the Lease.  The provisions of the immediately preceding sentence shall not apply to the obligations of the Owner Trustee to transfer of its rights, title and interest in any Property to the Lessee or a third party purchaser pursuant to Article XXII of the Lease upon payment for such Property in accordance with the terms and conditions of the Lease.  No Credit Party may assign any of the Operative Agreements or any of their respective rights or obligations thereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and the Lessor.

         10.2.    Effect of Transfer.

         From and after any transfer effected in accordance with this Section 10, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor shall remain liable hereunder and under such other documents to the extent that the transferee shall not have assumed the obligations of the transferor thereunder.  Upon any transfer by the Owner
Trustee, a Holder or a Lender as above provided, any such transferee shall assume the obligations of the Owner
Trustee, the Holder or the Lender, as the case may be, and shall be deemed an "Owner Trustee", "Holder" or
"Lender", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence.  Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this
Section 10, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including without limitation rights to indemnification under any such document.

SECTION 11.  INDEMNIFICATION.

         11.1.    General Indemnity.

         Subject to and limited by in all respects the provisions of Sections 11.6 through 11.8 and whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, as opposed to gross negligence or willful misconduct imputed to such Indemnified Person) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease, any other Operative Agreement, the Bond Loan
Documents, the Bond Documents, or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, occupancy, operation, maintenance, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of any Property or any part thereof, including without limitation the acquisition, holding or disposition of any interest in the Property, lease or agreement comprising a portion of any thereof; (b) any latent or other defects in any Property or any portion thereof whether or not discoverable by an Indemnified Person or the Indemnity Provider; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage to any property or the environment relating to the Property, the Lease, the
Construction Agency Agreement or the Indemnity Provider; (d) the Operative Agreements, the Bond Loan Documents,
the Bond Documents, or any transaction contemplated thereby; (e) any breach by the Indemnity Provider of any of its representations or warranties under the Operative Agreements, the Bond Loan Documents, or the Bond Documents
to which the Indemnity Provider is a party or failure by the Indemnity Provider to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements, the Bond Loan Documents, or
the Bond Documents; (f) the transactions contemplated hereby or by any other Operative Agreement, Bond Loan
Document or Bond Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; (g)
personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort; and (h) any fees, expenses and/or other assessments by any business park or any other applicable entity with oversight responsibility for the applicable Property.

         If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any
Claim, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim without the consent of the Indemnity Provider for thirty (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that in the case of any such Claim, if action shall be required by law or regulation to be taken prior to the end of such period of thirty (30) days, such
Indemnified Person shall endeavor to, in such notice to the Indemnity Provider, inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim without the consent of the Indemnity
Provider before seven (7) days before the end of such shorter period; provided, further, that the failure of such
Indemnified Person to give the notices referred to in this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure precludes in all respects the Indemnity Provider from contesting such Claim.

         If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the
Indemnified Person to respond to such Claim), the Indemnity Provider shall request in writing that such
Indemnified Person respond to such Claim, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such action (including without limitation by pursuit of appeals) (provided, however, that (A) if such Claim, in the Indemnity Provider's reasonable discretion, can be pursued by the
Indemnity Provider on behalf of or in the name of such Indemnified Person, the Indemnified Person, at the
Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control the response to such
Claim and (B) in the case of any Claim (and notwithstanding the provisions of the foregoing subsection (A)), the
Indemnified Person may request the Indemnity Provider to conduct and control the response to such Claim (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld; provided, however, that any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict of interest between such Indemnified Person and the
Indemnity Provider)) by, in the sole discretion of the Person conducting and controlling the response to such
Claim (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the
Indemnity Provider from time to time.

         The party controlling the response to any Claim shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of the response to such
Claim; provided, that all decisions ultimately shall be made in the discretion of the controlling party.  The parties agree that an Indemnified Person may at any time decline to take further action with respect to the response to such Claim and may settle such Claim if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Claim (and any future
Claim, the pursuit of which is precluded by reason of such resolution of such Claim) and shall pay to the
Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section 11.1 by way of indemnification or advance for the payment of an amount regarding such Claim.

         Notwithstanding the foregoing provisions of this Section 11.1, an Indemnified Person shall not be required to take any action and the Indemnity Provider shall not be permitted to respond to any Claim in its own name or that of the Indemnified Person unless (A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with such Claim, including without limitation all reasonable legal, accounting and investigatory fees and disbursements and, if the Indemnified Person has informed the Indemnity Provider that it intends to contest such Claim (whether or not the control of the contest is then assumed by the Indemnity Provider), the Indemnity Provider shall have agreed that the Claim is an indemnifiable
Claim hereunder, (B) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an
Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related
Claims that have been or could be raised for which the Indemnity Provider may be liable to pay an indemnity under this Section 11.1) exceeds $25,000 (or such lesser amount as may be subsequently agreed between the Indemnity
Provider and the Indemnified Person), (C) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such Claim shall involve the payment of any amount prior to the resolution of such Claim, the
Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the amount that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified
Person) prior to the date such payment is due, (E) in the case of a Claim that must be pursued in the name of an
Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified
Person an opinion of independent counsel selected by the Indemnity Provider and reasonably satisfactory to the
Indemnified Person stating that a reasonable basis exists to contest such Claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that the position asserted in such appeal has a reasonable chance to prevail) and (F) no Event of Default shall have occurred and be continuing.  In no event shall an Indemnified Person be required to appeal an adverse judicial determination to the United States Supreme
Court.  In addition, an Indemnified Person shall not be required to contest any Claim in its name (or that of an
Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 11.1, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent counsel selected by the Indemnity Provider and reasonably acceptable to the Indemnified Person stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest.  In no event shall the Indemnity Provider be permitted to adjust or settle any Claim without the consent of the Indemnified Person to the extent any such adjustment or settlement involves, or is reasonably likely to involve, any performance by or adverse admission by or with respect to the Indemnified Person.

         11.2.    General Tax Indemnity.

                  (a)      Subject to and limited by in all respects the provisions of Sections 11.6 through
         11.8, the Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all
         Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions.

                  (b)      Notwithstanding anything to the contrary in Section 11.2(a) hereof, the following shall be excluded from the indemnity required by Section 11.2(a) (collectively, the "Excluded Taxes"):

                           (i)      Taxes and Impositions (other than Taxes that are, or are in the nature of, sales, use, rental, transfer or property taxes and other than Taxes imposed on the Lessor, the
                  Owner Trustee, the Trustee, the Trust and AC Trust 2000-2) that are imposed by any Governmental
                  Authority on an Indemnified Person and that are based upon or measured by or with respect to the overall gross or net income or overall gross or net receipts (including, without limitation, any minimum taxes, income or capital gains taxes, or taxes on, measured by or with respect to or in the nature of capital, net worth, excess profits, items of tax preference, capital stock, franchise, business privilege or doing business taxes and any interest, additions to tax, penalties or other charges in respect thereof; provided that such Taxes, interest, additions to tax, penalties or other charges shall not be excluded under this subparagraph (i) to the extent such Taxes would have been imposed had the location, possession or use of any Property in, the location or the operation of the Lessee in, or the Lessee's or
                  Bond Trustee's making payments under the Operative Agreements, the Bond Documents or the Bond
                  Loan Documents from, the jurisdiction imposing such Taxes been the sole connection between such
                  Indemnified Person and the jurisdiction imposing such Taxes); provided, further, that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                           (ii)     any Tax or Imposition to the extent it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Tax or Imposition that relates to such termination, redelivery or sale and/or to any period prior to such termination, redelivery or sale);

                           (iii)    any Tax or Imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of Section 11.2(f) of the Participation Agreement,
                  provided that the foregoing shall not limit any Lessee's obligation under Section 11.2(f) of the Participation Agreement to advance to such Indemnified Person amounts with respect to expenses incurred by such Indemnified Person in connection with such contest;

                          (iv)      any interest, additions to tax or penalties imposed on an Indemnified Person as a result of a breach by such Indemnified Person of its obligations under Section 11.2(d) of the Participation Agreement as a result of an Indemnified Person's failure to file any return or other documents timely and as prescribed by applicable law; provided that this clause (iv) shall not apply (x) if such interest or penalties arise as a result of a position taken (or requested to be taken) by the Lessee in a contest controlled by the Lessee under Section 11.2(f) of the
                 Participation Agreement or (y) if such failure is attributable to a failure by the Lessee to fulfill its obligations under the Lease with respect to any such return;

                           (v)      any Taxes or Impositions imposed upon an Indemnified Person with respect to any voluntary transfer, sale, financing or other voluntary disposition of any interest in any
                  Property or any part thereof, or any interest therein or any interest or obligation under the
                  Operative Agreements or from any sale, assignment, transfer or other  disposition of any interest in an Indemnified Person or any Affiliate thereof (other than (1) a transfer in connection with the exercise by the Lessee of its Purchase Option or any termination option or other purchase of any Property by Lessee or any Affiliate thereof, (2) a transfer made pursuant to the exercise of remedies following the occurrence of an Event of Default, (3) a transfer in connection with a Casualty or Condemnation affecting any Property, (4) a transfer in connection with any sublease, modification or addition to any Property by the Lessee, or (5) any transfer made at the request of Lessee);

                           (vi)     any Taxes or Impositions imposed on an Indemnified Person to the extent such
                  Indemnified Person actually receives a credit (or otherwise has a reduction in a liability for
                  Taxes) in respect thereof against Taxes that are not indemnified under the Participation
                  Agreement (but only to the extent such credit is not taken into account in calculating the indemnity payment on an After Tax Basis);

                           (vii)    Taxes imposed on the Owner Trustee, the Trustee or the Bond Trustee based on, measured by or imposed with respect to any fees for services rendered under the Trust
                  Agreement, Trust Agreement (AC Trust 2000-2) or the Bond Indenture;

                           (viii)   any Taxes which are imposed on an Indemnified Person as a result of the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction (as opposed to gross negligence or willful misconduct imputed to such
                  Indemnified Person);

                           (ix)     Taxes imposed on or payable by an Indemnified Person to the extent such Taxes directly result from a breach by the Indemnified Person of any representations, warranties or covenants set forth in the Operative Agreements (unless such breach is directly caused by
                  Lessee's breach of its representations, warranties or covenants set forth in the Operative
                  Agreements);

                           (x)      Taxes to the extent resulting from such Indemnified Person's failure to comply with the provisions of Section 11.2(f) of the Participation Agreement, which failure precludes in all respects the ability to conduct a contest pursuant to Section 11.2(f) of the
                  Participation Agreement (unless such failure is caused by the Lessee's breach of its obligations);

                           (xi)     with respect to each Property, Taxes which are included in applicable Property
                  Cost or applicable Property Acquisition Cost if and to the extent actually paid to the proper
                  Governmental Authority;

                           (xii)    [Intentionally omitted];

                           (xiii)   Taxes imposed on or with respect to or payable by an Indemnified Person resulting from, or that would not have been imposed but for the existence of, any Lessor Lien created by or through such Indemnified Person or an Affiliate thereof and not caused by acts or omissions of any Lessee, unless required to be removed by any Lessee;

                           (xiv)    Any Tax imposed against or payable by an Indemnified Person to the extent that the amount of such Tax exceeds the amount of such Tax that would have been imposed against or payable by such Indemnified Person (or, if less, that would have been subject to indemnification under Section 11.2 of the Participation Agreement) if such Indemnified Person were not a direct or indirect successor, transferee or assign of one of the original
                  Indemnified Persons; provided, however, that this exclusion (xiv) shall not apply if such direct or indirect successor, transferee or assign acquired its interest as a result of a transfer permitted under the Operative Agreements pursuant to and while an Event of Default shall have occurred and is continuing;

                           (xv)     Taxes imposed on or with respect to or payable by an Indemnified Person that would not have been imposed but for an amendment, supplement, modification, consent or waiver to any Operative Agreement not initiated, required or consented to by any Lessee unless such amendment, supplement, modification, consent or waiver (A) arises due to, or in connection with there having occurred, an Event of Default, (B) is required by the terms of the Operative
                  Agreements or is executed in connection with any amendment to the Operative Agreements required by law, or (C) is necessary or appropriate to, and is in conformity with, any amendment to any
                  Operative Agreement initiated, requested or consented to by the Lessee; and

                           (xvi)    Taxes that are, or are in the nature of, intangibles Taxes with respect to the
                  Notes or Certificates.

                  (c)      (i)      Subject to the terms of Section 11.2(f), the Indemnity Provider shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified
                  Person copies of official receipts or other satisfactory proof evidencing such payment.

                           (ii)     In the case of Impositions for which no contest is conducted pursuant to
                  Section 11.2(f) and which the Indemnity Provider pays directly to the taxing authorities, the
                  Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment.  In the case of Impositions for which the
                  Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so within thirty (30) days after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand
                  (including without limitation the computation of the amount payable), accompanied by receipts or other reasonable evidence of such demand.  In the case of Impositions for which a contest is conducted pursuant to Section 11.2(f), the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 11.2(f).

                           (iii)    At the Indemnity Provider's request, the amount of any indemnification payment by the Indemnity Provider pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Indemnity Provider and the
                  Indemnified Person.  The fees and expenses of such independent public accounting firm shall be paid by the Indemnity Provider unless such verification shall result in an adjustment in the
                  Indemnity Provider's favor of fifteen percent (15%) or more of the payment as computed by the
                  Indemnified Person, in which case such fee shall be paid by the Indemnified Person.

                  (d)      The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of each Property and any other tax returns required for the Owner Trustee respecting the transactions described in the Operative Agreements.  In case any other report or tax return shall be required to be made with respect to any obligations of the
         Indemnity Provider under or arising out of subsection (a) and of which the Indemnity Provider has knowledge or should have knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the
         Indemnity Provider that such Indemnified Person intends to prepare and file such report or return) (A)
         to the extent required or permitted by and consistent with Legal Requirements, make and file in the
         Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such
         Indemnified Person of such fact and prepare such return, statement or report for filing by such
         Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Indemnity Provider under or arising out of subsection (a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity
         Provider under or arising out of subsection (a).  Such Indemnified Person shall, upon the Indemnity
         Provider's request and at the Indemnity Provider's expense, provide any data maintained by such
         Indemnified Person (and not otherwise available to or within the control of the Indemnity Provider) with respect to each Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports.

                  (e)      As between the Indemnity Provider on one hand, and each Financing Party on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless each Financing Party (without duplication of any indemnification required by subsection
         (a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings")
         imposed in respect of the interest payable on the Notes, Holder Yield payable on the Certificates or with respect to any other payments under the Operative Agreements (all such payments being referred to herein as "Exempt Payments" to be made without deduction, withholding or set off) (and, if any Financing
         Party receives a demand for such payment from any taxing authority or a Withholding is otherwise required with respect to any Exempt Payment, the Indemnity Provider shall discharge such demand on behalf of such Financing Party); provided, however, that the obligation of the Indemnity Provider under this Section 11.2(e) shall not apply to:

                           (i)      Withholdings on any Exempt Payment to any Financing Party which is a non-U.S.
                  Person unless such Financing Party is, on the date hereof (or on the date it becomes a
                  Financing Party hereunder) and on the date of any change in the principal place of business or the lending office of such Financing Party, entitled to submit a Form 1001 (relating to such
                  Financing Party and entitling it to a complete exemption from Withholding on such Exempt
                  Payment) or Form 4224 or is otherwise subject to exemption from Withholding with respect to such Exempt Payment (except where the failure of the exemption results from a change in the principal place of business of the Lessee; provided if a failure of exemption for any Financing
                  Party results from a change in the principal place of business or lending office of any other
                  Financing Party, then such other Financing Party shall be liable for any Withholding or indemnity with respect thereto), or

                           (ii)     Any U.S. Taxes imposed solely by reason of the failure by a non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United
                  States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such
                  U.S. Taxes.

         For the purposes of this Section 11.2(e), (A) "U.S. Person" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United
         States of America or any taxing authority thereof or therein, (C) "Form 1001" shall mean Form 1001
         (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United
         States of America and (D) "Form 4224" shall mean Form 4224(R) (Exemption from Withholding of Tax on
         Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the
         Department of Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates).  Each of the Forms referred to in the foregoing clauses (C) and (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

                  If a Financing Party or an Affiliate with whom such Financing Party files a consolidated tax return (or equivalent) subsequently receives the benefit in any country of a tax credit or an allowance resulting from U.S. Taxes with respect to which it has received a payment of an additional amount under this Section 11.2(e), such Financing Party will pay to the Indemnity Provider such part of that benefit as in the opinion of such Financing Party will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) such Financing Party will be the sole judge of the amount of any such benefit and of the date on which it is received, (ii) such Financing Party will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and
         (iii) such Financing Party will not be obliged to disclose to the Indemnity Provider any information regarding its tax affairs or tax computations.

                  Each non-U.S. Person that shall become a Financing Party after the date hereof shall, upon the effectiveness of the related transfer or otherwise upon becoming a Financing Party hereunder, be required to provide all of the forms and statements referenced above or other evidences of exemption from Withholdings.

                  (f)      If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Impositions, the provisions in Section 11.1 relating to notification and rights to contest shall apply; provided, however, that the Indemnity Provider shall have the right to conduct and control such contest only if such contest involves a Tax other than a Tax on net income of the
         Indemnified Person and can be pursued independently from any other proceeding involving a Tax liability of such Indemnified Person.

         11.3.    Increased Costs, Illegality, etc.

                  (a)      If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request hereafter adopted, promulgated or made by any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Financing Party of agreeing to make or making, funding or maintaining Advances, then the Lessee shall from time to time, upon demand by such Financing
         Party (with a copy of such demand to the Agent but subject to the terms of Section 2.11 of the Credit
         Agreement and 3.9 of the Trust Agreement, as the case may be), pay to the Agent for the account of such
         Financing Party additional amounts sufficient to compensate such Financing Party for such increased cost.  A certificate as to the amount of such increased cost, submitted to the Lessee and the Agent by such Financing Party, shall be conclusive and binding for all purposes, absent manifest error.

                  (b)      Subject to the last sentence of this Section 11.3(b), if any Financing Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law, but in each case promulgated or made after the date hereof) affects or would affect the amount of capital required or expected to be maintained by such Financing Party or any corporation controlling such Financing Party and that the amount of such capital is increased by or based upon the existence of such Financing Party's commitment to make Advances and other commitments of this type or upon the Advances, then, upon demand by such
         Financing Party (with a copy of such demand to the Agent but subject to the terms of Section 2.11 of the
         Credit Agreement and 3.9 of the Trust Agreement), the Lessee shall pay to the Agent for the account of such Financing Party, from time to time as specified by such Financing Party, additional amounts sufficient to compensate such Financing Party or such corporation in the light of such circumstances, to the extent that such Financing Party reasonably determines such increase in capital to be allocable to the existence of such Financing Party's commitment to make such Advances.  A certificate as to such amounts submitted to the Lessee and the Agent by such Financing Party shall be conclusive and binding for all purposes, absent manifest error.

                  (c)      Without limiting the effect of the foregoing, the Lessee shall pay to each Financing
         Party on the last day of the Interest Period therefor so long as such Financing Party is maintaining reserves against "Eurocurrency liabilities" under Regulation D an additional amount (determined by such
         Financing Party and notified to the Lessee through the Agent) equal to the product of the following for each Eurodollar Loan or Eurodollar Holder Advance, as the case may be, for each day during such Interest
         Period:

                           (i)      the principal amount of such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, outstanding on such day; and

                           (ii)     the remainder of (x) a fraction the numerator of which is the rate (expressed as a decimal) at which interest accrues on such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, for such Interest Period as provided in the Credit Agreement or the Trust
                  Agreement, as the case may be (less the Applicable Percentage), and the denominator of which is one (1) minus the effective rate (expressed as a decimal) at which such reserve requirements are imposed on such Financing Party on such day minus (y) such numerator; and

                           (iii)    1/360.

                  (d)      Without affecting its rights under Sections 11.3(a), 11.3(b) or 11.3(c) or any other provision of any Operative Agreement, each Financing Party agrees that if there is any increase in any cost to or reduction in any amount receivable by such Financing Party with respect to which the Lessee would be obligated to compensate such Financing Party pursuant to Sections 11.3(a) or 11.3(b), such
         Financing Party shall use reasonable efforts to select an alternative office for Advances which would not result in any such increase in any cost to or reduction in any amount receivable by such Financing
         Party; provided, however, that no Financing Party shall be obligated to select an alternative office for
         Advances if such Financing Party determines that (i) as a result of such selection such Financing Party would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or materially inconsistent with the interests of such Financing Party.

                  (e)      With reference to the obligations of the Lessee set forth in Sections 11.3(a) through
         11.3(d), the Lessee shall not have any obligation to pay to any Financing Party amounts owing under such
         Sections for any period which is more than one hundred eighty (180) days prior to the date upon which the request for payment therefor is delivered to the Lessee.

                  (f)      Notwithstanding any other provision of this Agreement, if any Financing Party shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Financing Party to perform its obligations hereunder to make or maintain Eurodollar
         Loans or Eurodollar Holder Advances, as the case may be, then (i) each Eurodollar Loan or Eurodollar
         Holder Advance, as the case may be, will automatically, at the earlier of the end of the Interest Period for such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, or the date required by law, convert into an ABR Loan or an ABR Holder Advance, as the case may be, and (iii) the obligation of the
         Financing Parties to make, convert or continue Eurodollar Loans or Eurodollar Holder Advances, as the
         case may be, shall be suspended until the Agent shall notify the Lessee that such Financing Party has determined that the circumstances causing such suspension no longer exist.

         11.4.    Funding/Contribution Indemnity.

         Subject to the provisions of Section 2.11(a) of the Credit Agreement and 3.9(a) of the Trust Agreement,
as the case may be, the Lessee agrees to indemnify each Financing Party and to hold each Financing Party harmless from any loss or reasonable expense which such Financing Party may sustain or incur as a consequence of (a) any default in connection with the drawing of funds for any Advance, (b) any default in making any prepayment after a notice thereof has been given in accordance with the provisions of the Operative Agreements or (c) the making of a voluntary or involuntary payment of Eurodollar Loans or Eurodollar Holder Advances, as the case may be, on a day which is not the last day of an Interest Period with respect thereto.  Such indemnification shall be in an amount equal to the excess, if any, of (x) the amount of interest or Holder Yield, as the case may be, which would have accrued on the amount so paid, or not so borrowed, accepted, converted or continued for the period from the date of such payment or of such failure to borrow, accept, convert or continue to the last day of such
Interest Period (or, in the case of a failure to borrow, accept, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable Eurodollar Rate plus the
Applicable Percentage for such Loan or Holder Advance, as the case may be, for such Interest Period over (y) the amount of interest (as determined by such Financing Party in its reasonable discretion) which would have accrued to such Financing Party on such amount by (i) (in the case of the Lenders) reemploying such funds in loans of the same type and amount during the period from the date of payment or failure to borrow to the last day of the then applicable Interest Period (or, in the case of a failure to borrow, the Interest Period that would have commenced on the date of such failure) and (ii) (in the case of the Holders) placing such amount on deposit for a comparable period with leading banks in the relevant interest rate market.  This covenant shall survive the termination of the Operative Agreements and the payment of all other amounts payable hereunder.

         11.5.    EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT LIABILITY, ETC.

         Subject to and limited by in all respects the provisions of Section 11.6 through 11.8 and WITHOUT
LIMITING THE GENERALITY OF THE INDEMNIFICATION PROVISIONS OF ANY AND ALL OF THE OPERATIVE AGREEMENTS, EACH PERSON
PROVIDING INDEMNIFICATION OF ANOTHER PERSON UNDER ANY OPERATIVE AGREEMENT HEREBY FURTHER EXPRESSLY RELEASES EACH
BENEFICIARY OF ANY SUCH INDEMNIFICATION FROM ALL CLAIMS FOR LOSS OR DAMAGE, DESCRIBED IN ANY OPERATIVE AGREEMENT,
BOND LOAN DOCUMENT OR BOND DOCUMENT CAUSED BY ANY ACT OR OMISSION ON THE PART OF ANY SUCH BENEFICIARY
ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH
BENEFICIARY, AND INDEMNIFIES, EXONERATES AND HOLDS EACH SUCH BENEFICIARY FREE AND HARMLESS FROM AND AGAINST ANY
AND ALL ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS, LOSSES, COSTS, LIABILITIES, DAMAGES AND EXPENSES (INCLUDING
WITHOUT LIMITATION ATTORNEY'S FEES AND EXPENSES), DESCRIBED ABOVE, INCURRED BY ANY SUCH BENEFICIARY (IRRESPECTIVE
OF WHETHER ANY SUCH BENEFICIARY IS A PARTY TO THE ACTION FOR WHICH INDEMNIFICATION UNDER THIS AGREEMENT, ANY
OTHER OPERATIVE AGREEMENT BOND LOAN DOCUMENT OR BOND DOCUMENT IS SOUGHT) ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE
(WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY.

         11.6.    Additional Provisions Regarding Environmental Indemnification.

         Each and every Indemnified Person shall at all times have the rights and benefits, and the Indemnity
Provider shall have the obligations, in each case provided pursuant to the Operative Agreements with respect to environmental matters, violations of any Environmental Law, any Environmental Claim or other loss of or damage to any property or the environment relating to any Property, the Lease, the Construction Agency Agreement or the
Indemnity Provider (including without limitation the rights and benefits provided pursuant to Section 11.1(c).

         11.7.    Additional Provisions Regarding Indemnification.

         Notwithstanding the provisions of Sections 11.1, 11.2, 11.3, 11.4 and 11.5 (other than with respect to matters concerning environmental indemnification referenced in Section 11.6), (a) the Owner Trustee shall be the only beneficiary of the provisions set forth in Sections 11.1, 11.2, 11.3, 11.4 and 11.5 (again, subject to the immediately preceding parenthetical phrase) with respect to each Property solely for the period prior to the earlier to occur of the applicable Completion Date or Construction Period Termination Date for such Property, as applicable, and (b) such limited rights of indemnification referenced in Section 11.7(a) (to the extent relating to third-party claims) shall be limited to third-party claims caused by or resulting from the Indemnity
Provider's acts or omissions and/or all other Persons acting by, through or under the Indemnity Provider.  After the earlier to occur of the applicable Completion Date or Construction Period Termination Date for such Property, as applicable, each Indemnified Person shall be a beneficiary of the provisions set forth in Sections 11.1, 11.2,
11.3, 11.4 and 11.5.

         11.8.    Indemnifications Provided by the Owner Trustee in Favor of the Other Indemnified Persons.

         To the extent the Indemnity Provider is not obligated to indemnify each Indemnified Person with respect to the various matters described in this Section 11.8, the Owner Trustee shall provide such indemnities (but only to the extent amounts sufficient to pay such indemnity are funded by the Lenders and the Holders) in favor of each Indemnified Person in accordance with this Section 11.8 and shall pay all such amounts owed with respect to this Section 11.8 with amounts advanced by the Lenders and the Holders to the extent, but only to the extent, amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments
(subject to the rights of the Lenders and the Holders to increase their respective commitment amounts in accordance with the provisions of Section 5.11).  Notwithstanding any other provision in any other Operative
Agreement to the contrary, all amounts so advanced shall be deemed added (ratably, based on the ratio of the
Property Cost for each Property individually to the Aggregate Property Cost of all Properties at such time) to the Property Cost of all Properties then subject to the terms of the Operative Agreements.

         Whether or not any of the transactions contemplated hereby shall be consummated, the Owner Trustee hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an
After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an
Indemnified Person by any third party, including without limitation Claims arising from the negligence of an
Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, as opposed to gross negligence or willful misconduct imputed to such Indemnified Person or breach of such Indemnified Person's obligations under this Agreement, the Lease, any other Operative Agreement, any Bond Loan Agreement or any Bond
Document) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease, any other Operative Agreement, any Bond Loan Agreement or any Bond
Document or on or with respect to any Property or any component thereof, or any interest therein, including without limitation Claims in any way relating to or arising or alleged to arise out of the matters set forth in
Sections 11.1(a) through 11.1(h).

         The Owner Trustee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax
Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions.  Notwithstanding anything to the contrary in this paragraph, the Excluded Taxes shall be excluded from the indemnity provisions afforded by this paragraph.

         The indemnity obligations undertaken by the Owner Trustee PURSUANT to this Section 11.8 are in all respects subject to the limitations on liability referenced in Section 12.9.

SECTION 12.  MISCELLANEOUS.

         12.1.    Survival of Agreements.

         The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, the Bond Loan Documents and the Bond Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the making of the Bond Loan by the
Owner Trustee, the acquisition by the Series 2000-B Bond Purchaser of the Series 2000-B Bond, the transfer of any
Property to the Owner Trustee (or with respect to the Little Rock Property, the City of Little Rock and the lease thereof under the Head Lease to the Owner Trustee and subsequent sublease thereof under the Lease to the Lessee), the acquisition of any Property (or any of its components), the construction of any Improvements, the Completion of any Property, any disposition of any interest of the Owner Trustee in any Property, any interest of the City of Little Rock in the Little Rock Property, or any interest of the Holders in the Trust Estate, the payment of the Bond Loan Note, Bonds or Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements, Bond Loan Documents or Bond
Documents.  Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

         12.2.    Notices.

         All notices required or permitted to be given under any Operative Agreement shall be in writing.
Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally.  Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed.  Couriered notices shall be deemed delivered when delivered as addressed, or if the addressee refuses delivery, when presented for delivery notwithstanding such refusal.  Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office.  Personal delivery shall be effective when accomplished.  Unless a party changes its address by giving notice to the other party as provided herein, notices shall be delivered to the parties at the following addresses:

                  If to the Construction Agent or the Lessee, to such entity at the following address:

                           Acxiom Corporation
                           #1 Information Way
                           P.O. Box 8180
                           Little Rock, Arkansas 72202-8180
                           Attention:  Jerry C. Jones, Legal Leader
                           Telephone:  (501) 252-1350
                           Telecopy:  (501) 252-5395

                  If to any Guarantor, to such entity in care of Acxiom at the above referenced address.

                  If to the Owner Trustee, the Trustee, the Bond Trustee, or the City of Little Rock, to it at
         the following address:

                           First Security Bank, National Association
                           79 South Main Street, Third Floor
                           Salt Lake City, Utah 84111
                           Attention:  Val T. Orton,
                                        Vice President
                           Telephone:  (801) 246-5300
                           Telecopy:  (801) 246-5053

                  If to the Holders, to each such Holder at the address set forth for such Holder on Schedule I of the Trust Agreement.

                  If to the Agent, to it at the following address:

                           Bank of America, N.A.
                           555 California Street, 12th Floor
                           San Francisco, CA 94104-1503
                           Attention:       Kevin Leader
                           Telephone:       (415) 622-8168
                           Telecopy:        (415) 622-4585

                  If to any Lender, to it at the address set forth for such Lender in Schedule 2.1 of the Credit
         Agreement.

                  From time to time any party may designate additional parties and/or another address for notice purposes by notice to each of the other parties hereto.  Each notice hereunder shall be effective upon receipt or refusal thereof.

         12.3.    Counterparts.

         This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

         12.4.    Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters.

         Each Basic Document, Bond Loan Document and Bond Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by, subject to Article VIII of the Trust Agreement regarding termination of the Trust Agreement, the Majority Secured Parties and each Credit Party (to the extent such Credit Party is a party to such Basic Document, Bond Loan Document or Bond Document); provided, to the extent no Default or Event of Default shall have occurred and be continuing, the Majority Secured Parties shall not amend, supplement, waive or modify any provision of any Basic Document, Bond Loan Document or Bond Document
in such a manner as to adversely affect the rights of any Credit Party without the prior written consent (not to be unreasonably withheld or delayed) of such Credit Party; provided further that the Lessee shall in no event have the right to consent to modifications to the terms of (i) the Credit Agreement required by the Lenders pursuant to Section 2.6(e) of the Credit Agreement in connection with an extension of the maturity date of the
Loans beyond the Basic Term Expiration Date or (ii) the Trust Agreement required by the Holders pursuant to
Section 3.3 of the Trust Agreement in connection with an extension of the maturity date of the Holder Advances beyond the Basic Term Expiration Date.  Each Operative Agreement which is not a Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by the parties thereto and
(without the consent of any other Financing Party) the Agent.  In addition, the Unanimous Vote Matters shall require the consent of each Lender and each Holder affected by such matter.

         Notwithstanding the foregoing, no such termination, amendment, supplement, waiver or modification shall, without the consent of the Agent and, to the extent affected thereby, each Lender and each Holder (collectively, the "Unanimous Vote Matters") (i) reduce the Lender Commitments and/or the Holder Commitments except as otherwise provided in Section 2.5 of the Participation Agreement and Section 3.1(e) of the Trust Agreement, extend the scheduled date of maturity of any Note, Bond Loan Note, Bond, or Certificate, extend the scheduled Expiration
Date, extend any payment date of any Note, Bond Loan Note, Bond or Certificate, reduce the stated rate of interest payable on any Note, Bond Loan Note or Bond, reduce the stated Holder Yield payable on any Certificate
(other than as a result of waiving the applicability of any post-default increase in interest rates or Holder
Yields), modify the priority of any Lien in favor of the Agent under any Security Document, the Owner Trustee under the Bond Loan Documents or the Series 2000-B Bond Purchaser under the Bond Documents, subordinate any obligation owed to such Lender or Holder, reduce any Lender Unused Fees or any Holder Unused Fees payable to such
Lender or Holder (as the case may be) under this Participation Agreement, extend the scheduled date of payment of any Lender Unused Fees or any Holder Unused Fees payable to such Lender or Holder (as the case may be), elect to decline the funding of any Transaction Expense or other amount with respect to Sections 7.1(a), 7.1(b), 7.3(a),
7.4, 7.5 or 7.6 elect to decline the funding of any indemnity payment by the Owner Trustee with respect to
Section 11.8 or extend the expiration date of such Lender's Commitment or the Holder Commitment of such Holder, or (ii) terminate, amend, supplement, waive or modify any provision of this Section 12.4 or reduce the percentages specified in the definitions of Majority Lenders, Majority Holders or Majority Secured Parties, or
consent to the assignment or transfer by the Owner Trustee of any of its rights and obligations under any Credit
Document or release a material portion of the Collateral (except in accordance with Section 8.8) or release any
Credit Party from its obligations under any Operative Agreement or Bond Document or otherwise alter any payment obligations of any Credit Party to the Lessor or any Financing Party under the Operative Agreements, or (iii)
terminate, amend, supplement, waive or modify any provision of Section 7 of the Credit Agreement or Section 8.6
or 8.7 of this Agreement (which shall also require the consent of the Agent), or (iv) eliminate the automatic option under Section 5.3(b) of the Construction Agency Agreement requiring that the Construction Agent pay certain liquidated damages in exchange for the conveyance of a Property to the Construction Agent, or (v) permit the extension of the Construction Period beyond the date that is two (2) years from the Initial Closing Date.
Any such termination, amendment, supplement, waiver or modification shall apply equally to each of the Lenders and the Holders and shall be binding upon all the parties to this Agreement.  In the case of any waiver, each party to this Agreement shall be restored to its former position and rights under the Operative Agreements, Bond
Loan Documents and Bond Documents and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. The parties to this Agreement agree that any increase in the aggregate Lender
Commitment and/or any increase in the aggregate Holder Commitment shall be a matter decided by the Majority
Secured Parties; provided, the Lender Commitment of any Lender shall not be increased without its consent (which consent may be given or withheld in the sole discretion of such Lender) and the Holder Commitment of any Holder shall not be increased without its consent (which consent may be given or withheld in the sole discretion of such
Holder).

         If at a time when the conditions precedent set forth in the Operative Agreements to any Loan are, in the opinion of the Majority Lenders, satisfied, any Lender shall fail to fulfill its obligations to make such Loan
(any such Lender, a "Defaulting Lender") then, for so long as such failure shall continue, (i) the Lessee may require such Defaulting Lender to transfer or assign in whole or (with such Defaulting Lender's consent) in part its interests, rights and obligations in accordance with the provisions of Section 2.11(b) of the Credit
Agreement, and (ii) the Defaulting Lender shall (unless the Lessee and the Majority Lenders, determined as if the
Defaulting Lender were not a "Lender", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Loans, shall not be treated as a "Lender" when performing the computation of Majority Lenders or Majority Secured
Parties, and shall have no rights under this Section 12.4; provided that any action taken pursuant to the second paragraph of this Section 12.4 shall not be effective as against the Defaulting Lender.  Nothing herein shall relieve the Defaulting Lender from any of its obligations under the Operative Agreements.

         If at a time when the conditions precedent set forth in the Operative Agreements to any Holder Advance are, in the opinion of the Majority Holders, satisfied, any Holder shall fail to fulfill its obligations to make such Holder Advance (any such Holder, a "Defaulting Holder") then, for so long as such failure shall continue,
(i) the Lessee may require such Defaulting Holder to transfer or assign in whole or (with such Defaulting Holder's consent) in part its interests, rights and obligations in accordance with the provisions of Section 3.9(b) of the
Trust Agreement, and (ii) the Defaulting Holder shall (unless the Lessee and the Majority Holders, determined as if the Defaulting Holder were not a "Holder", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Holder Advances, shall not be treated as a "Holder" when performing the computation of Majority Holders or Majority Secured Parties, and shall have no rights under this Section 12.4; provided that any action taken pursuant to the second paragraph of this Section 12.4 shall not be effective as against the Defaulting Holder.
Nothing herein shall relieve the Defaulting Holder from any of its obligations under the Operative Agreements.

         12.5.    Headings, etc.

         The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         12.6.    Parties in Interest.

         Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

         12.7.    GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; VENUE.

                  (a)      THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE
         GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF
         NORTH CAROLINA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).  Any
         legal action or proceeding with respect to this Agreement or any other Operative Agreement may be brought in the courts of the State of North Carolina in Mecklenburg County or of the United States for
         the Western District of North Carolina and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts.  Each of the parties to this Agreement further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 12.2, such service to become effective three (3) days after such mailing.  Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law or to commence legal proceedings or to otherwise proceed against any party in any other jurisdiction.

                  (b)      EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT
         ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS
         AGREEMENT, ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  (c)      Each of the parties to this Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Operative Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         12.8.    Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12.9.    Liability Limited.

                  (a)      The Lenders, the Agent, the Credit Parties, the Owner Trustee, the Trustee and the
         Holders each acknowledge and agree that each of the Owner Trustee and the Trustee is (except as otherwise expressly provided herein or therein) entering into this Agreement, the other Operative
         Agreements, the Bond Loan Documents, and the Bond Documents to which it is a party (other than the Trust
         Agreement and to the extent otherwise provided in Section 6.1 of this Agreement, with respect to the
         Owner Trustee and the Trust Agreement (AC Trust 2000-2) and to the extent provided in Section 6.1.A. of this Agreement), solely in its capacity as trustee under the respective trust agreement and not in its individual capacity and that neither the Trust Company nor FSN shall be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee or
         Trustee, as applicable, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein, in the other Operative Agreements, the Bond Loan Documents, and the Bond
         Documents.  In addition, the Lessee shall not have any recourse to the Owner Trustee as a result of the
         Owner Trustee's failure to fund any amounts under Section 7 hereof, except for the Owner Trustee's own gross negligence or willful misconduct.

                  (b)      Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes, in any other Operative Agreement, the Bond Loan Documents or the Bond Documents notwithstanding, no
         Exculpated Person shall be personally liable in any respect for any liability or obligation arising hereunder, in any other Operative Agreement, the Bond Loan Documents or the Bond Documents, including without limitation the payment of the principal of, or interest on, the Notes, the Bond Loan Note, the
         Bonds, rent under the Head Lease, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Agreement, the Security Agreement, any of the other Operative Agreements, the Bond Loan Documents or Bond Documents.  The Lenders, the Holders and
         the Agent agree that, in the event any remedies under any Operative Agreement, the Bond Loan Documents or the Bond Documents are pursued, neither the Lenders, the Holders nor the Agent shall have any recourse against any Exculpated Person, for any deficiency, loss or Claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Trust Estate
         (excluding Excepted Payments) or the Trust Estate (AC Trust 2000-2), as applicable, and the Credit
         Parties (with respect to the Credit Parties' obligations under the Operative Agreements, the Bond Loan
         Documents and the Bond Documents); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate (excluding Excepted Payments) or the
         Trust Estate (AC Trust 2000-2), as applicable, in respect of any and all liabilities, obligations and undertakings contained herein and/or in any other Operative Agreement, the Bond Loan Documents or the
         Bond Documents.  Notwithstanding the provisions of this Section, nothing in any Operative Agreement, the
         Bond Loan Documents or the Bond Documents shall:  (i) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes and/or the Certificates arising under any Operative
         Agreement or secured by any Operative Agreement, but the same shall continue until paid or discharged;
         (ii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason of):  active waste knowingly committed by any Exculpated Person with respect to any Property or any fraud, gross negligence or willful misconduct on the part of any Exculpated
         Person; (iii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over) (A) except for Excepted Payments, misappropriation or misapplication by the Lessor (i.e., application in a manner contrary to any of the
         Operative Agreements) of any insurance proceeds or condemnation award paid or delivered to the Lessor by any Person other than the Agent, (B) except for Excepted Payments, any deposits or any escrows or amounts owed by the Construction Agent under the Construction Agency Agreement held by the Lessor or (C)
         except for Excepted Payments, any rent or other income received by the Lessor from any Credit Party that is not turned over to the Agent; or (iv) affect or in any way limit the Agent's rights and remedies under any Operative Agreement with respect to the Rents and rights and powers of the Agent under the
         Operative Agreements or to obtain a judgment against the Lessee's interest in the Properties or the
         Agent's rights and powers to obtain a judgment against the Lessor or any Credit Party (provided, that no deficiency judgment or other money judgment shall be enforced against any Exculpated Person except to the extent of the Lessor's interest in the Trust Estate (excluding Excepted Payments) or to the extent the Lessor may be liable as otherwise contemplated in clauses (ii) and (iii) of this Section 12.9(b)).

         12.10.   Rights of the Credit Parties.

         If at any time all obligations (i) of the Owner Trustee under the Credit Agreement, the Security
Documents and the other Operative Agreements and (ii) of the Credit Parties under the Operative Agreements have in each case been satisfied or discharged in full, then the Credit Parties shall be entitled to (a) terminate the
Lease and guaranty obligations under Section 6B and (b) receive all amounts then held under the Operative
Agreements and all proceeds with respect to any of the Properties.  Upon the termination of the Lease and Section
6B pursuant to the foregoing clause (a), the Lessor shall transfer to the Lessee all of its right, title and interest free and clear of the Lien of the Lease, the Lien of the Security Documents and all Lessor Liens in and
to any Properties then subject to the Lease and any amounts or proceeds referred to in the foregoing clause (b)
shall be paid over to the Lessee.

         12.11.   Further Assurances.

         The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this
Participation Agreement, the other Operative Agreements, the Bond Loan Documents, the Bond Documents and the
transactions contemplated hereby and thereby (including without limitation the preparation, execution and filing of any and all Uniform Commercial Code financing statements, filings of Mortgage Instruments and other filings or registrations which the parties hereto may from time to time request to be filed or effected).  The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including without limitation any action specified in the preceding sentence), or (if the Owner Trustee shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder, or under any other Operative Agreement, Bond Loan Document or Bond Document.  In addition, in connection with the sale or other disposition of any Property or any portion thereof, the Lessee agrees to execute such instruments of conveyance as may be reasonably required in connection therewith.

         12.12.   Calculations under Operative Agreements.

         The parties hereto agree that all calculations and numerical determinations to be made under the
Operative Agreements by the Owner Trustee shall be made by the Agent and that such calculations and determinations shall be conclusive and binding on the parties hereto in the absence of manifest error.

         12.13.   Confidentiality.

         Each Financing Party agrees to keep confidential any information furnished or made available to it by any Credit Party or any of its Subsidiaries pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Financing Party from disclosing such information (a) to any other Financing
Party or any Affiliate of any Financing Party, or any officer, director, employee, agent, or advisor of any
Financing Party or Affiliate of any Financing Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Financing Party other than as a result of a disclosure by any Financing Party prohibited by this Agreement, (g) in connection with any litigation to which such Financing Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Operative Agreement,
Bond Loan Document or Bond Document, and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.

         12.14.   Financial Reporting/Tax Characterization.

         Lessee agrees to obtain advice from its own accountants and tax counsel regarding the financial reporting treatment and the tax characterization of the transactions described in the Operative Agreements, Bond
Loan Documents and Bond Documents.  Lessee further agrees that Lessee shall not rely upon any statement of any
Financing Party or any of their respective Affiliates and/or Subsidiaries regarding any such financial reporting treatment and/or tax characterization.  Lessee further agrees that no Financing Party shall have any liability
(including without limitation with respect to any act or omission on the part of any Financing Party) with respect to the financial reporting treatment and/or the tax characterization of the transactions described in the
Operative Agreements.

         12.15.   Set-off.

         In addition to any rights now or hereafter granted under applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the
Lenders, the Holders, their respective Affiliates and any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements are hereby authorized by the Credit Parties at any time or from time to time, without notice to the Credit Parties or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, time or demand, including without limitation indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, the Holders, their respective Affiliates or any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements to or for the credit or the account of any Credit Party against and on account of the obligations of any Credit Party under the Operative Agreements irrespective of whether or not (a)
the Lenders or the Holders shall have made any demand under any Operative Agreement or (b) the Agent shall have declared any or all of the obligations of any Credit Party under the Operative Agreements to be due and payable and although such obligations shall be contingent or unmatured.  Notwithstanding the foregoing, neither the Agent nor any other Financing Party shall exercise, or attempt to exercise, any right of setoff, banker's lien, or the like, against any deposit account or property of any Credit Party held by the Agent or any other Financing Party, without the prior written consent of the Majority Secured Parties, and any Financing Party violating this provision shall indemnify the Agent and the other Financing Parties from any and all costs, expenses, liabilities and damages resulting therefrom.  The contractual restriction on the exercise of setoff rights provided in the foregoing sentence is solely for the benefit of the Agent and the Financing Parties and may not be enforced by any Credit Party.

[signature pages follow]

         IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Agreement  to be duly  executed  by their respective officers thereunto duly authorized as of the day and year first above written.

CONSTRUCTION AGENT
AND LESSEE:                                          ACXIOM CORPORATION, as the Construction Agent and as the
                                                     Lessee

                                                     By:   /s/ Jerry C. Jones
                                                        ----------------------------------------------------
                                                     Name:      Jerry C. Jones
                                                     Title:   Business Development/Legal Leader

GUARANTORS:                                          ACXIOM CDC, INC.

                                                     By:   /s/ Jerry C. Jones
                                                        ----------------------------------------------------
                                                     Name:      Jerry C. Jones
                                                     Title:   Vice President

                                                     ACXIOM/DIRECT MEDIA, INC.

                                                     By:   /s/ Jerry C. Jones
                                                        ----------------------------------------------------
                                                     Name:      Jerry C. Jones
                                                     Title:   Vice President

                                                     ACXIOM RM-TOOLS, INC.

                                                     By:   /s/ Jerry C. Jones
                                                        ----------------------------------------------------
                                                     Name:      Jerry C. Jones
                                                     Title:   Vice President

                                                     ACXIOM/WOODLAND HILLS DATA
                                                     CENTER, INC.

                                                     By:   /s/ Jerry C. Jones
                                                        ----------------------------------------------------
                                                     Name:      Jerry C. Jones
                                                     Title:   Vice President

OWNER TRUSTEE AND
LESSOR:                                              FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner
                                                     Trustee under the AC Trust 2000-1

                                                     By:  /s/ Val T. Orton
                                                        ----------------------------------------------------
                                                     Name:   Val T. Orton
                                                     Title:   Vice President

SERIES 2000-B BOND
PURCHASER:                                           FIRST SECURITY TRUST COMPANY
                                                     OF NEVADA,
                                                     not individually, except as expressly stated herein, but
                                                     solely as the Trustee under the AC Trust 2000-2

                                                     By:  /s/ Val T. Orton
                                                        ----------------------------------------------------
                                                     Name:   Val T. Orton
                                                     Title:   Trust Officer

AGENT AND LENDERS:                                   BANK OF AMERICA, N.A., as a Lender and
                                                     as the Agent

                                                     By:   /s/ Kevin C. Leader
                                                        ----------------------------------------------------
                                                     Name:    Kevin C. Leader
                                                     Title:   Managing Director

                                                     ABN-AMRO BANK, N.V.

                                                     By:   /s/ Mathew Harvey
                                                        ----------------------------------------------------
                                                     Name:    Mathew Harvey
                                                     Title:   Group Vice President

                                                     By:   /s/ Amanda Cox
                                                     Name:    Amanda Cox
                                                     Title:   Vice President

                                                     THE BANK OF NOVA SCOTIA

                                                     By:   /s/ F.C.H Ashby
                                                        ----------------------------------------------------
                                                     Name: F.C.H Ashby
                                                     Title:   Senior Manager Loan Operations

                                                     WACHOVIA BANK, N.A.

                                                     By:   /s/ Kenneth Washington
                                                        ----------------------------------------------------
                                                     Name:    Kenneth Washington
                                                     Title:   Senior Vice President

                                                     SUNTRUST BANK

                                                     By:   /s/ Bryan W. Ford
                                                        ----------------------------------------------------
                                                     Name:    Bryan W. Ford
                                                     Title:   Vice President

HOLDERS:                                             BANK OF AMERICA, N.A., as a Holder

                                                     By:   /s/ Kevin C. Leader
                                                        ----------------------------------------------------
                                                     Name:    Kevin C. Leader
                                                     Title:   Managing Director

                                                     SCOTIABANC INC.

                                                     By:   /s/ William E. Zarrett
                                                        ----------------------------------------------------
                                                     Name:    William E. Zarrett
                                                     Title:   Managing Director

                                                     LEASE PLAN NORTH AMERICA, INC.

                                                     By:      /s/ Kevin K. Kenning
                                                        ----------------------------------------------------
                                                     Name:    Kevin K. Kenning
                                                     Title:   Vice President

                                                     WACHOVIA BANK, N.A.

                                                     By:   /s/ Kenneth Washington
                                                        ----------------------------------------------------
                                                     Name:    Kenneth Washington
                                                     Title:   Senior Vice President

                                                     SUNTRUST BANK

                                                     By:   /s/ Bryan W. Ford
                                                        ----------------------------------------------------
                                                     Name:    Bryan W. Ford
                                                     Title:   Vice President

                                                     EXHIBIT A

                                                 REQUISITION FORM
                    (Pursuant to Sections 4.2, 5.2, 5.3 and 5.4 of the Participation Agreement)

         Acxiom Corporation, a Delaware corporation (the "Company") hereby certifies as true and correct and delivers the following Requisition to Bank of America, N.A., as the agent for the Lenders (hereinafter defined)
and respecting the Security Documents, as the agent for the Lenders and the Holders (hereinafter defined), to the extent of their interests (the "Agent"):

         Reference is made herein to that certain Participation Agreement dated as of October 24, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation
Agreement") among the Company, in its capacity as the Lessee and as the Construction Agent, the various parties thereto from time to time, as the guarantors (the "Guarantors"), First Security Bank, National Association, as
the Owner Trustee, First Security Trust Company of Nevada, as Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders"), and the Agent.
Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the
Participation Agreement.

Check one:

         ____ INITIAL CLOSING DATE: ______________________
         (three (3) Business Days prior notice required for Advance)

         ____ PROPERTY CLOSING DATE:___________________
         (three (3) Business Days prior notice required for Advance)

         ____ CONSTRUCTION ADVANCE DATE:_____________
         (three (3) Business Days prior notice required for Advance)

1.       Transaction Expenses and other fees, expenses, disbursements and all other amounts contemplated to be financed under the Participation Agreement including without limitation any Work, broker's fees, taxes, recording fees and the like (with supporting invoices or closing statement attached):

                  Party to Whom                                        Amount Owed
                  Amount is Owed                                       (in U.S. Dollars)
                  ==============                                       ==============
                  ==============                                       ==============
                  --------------                                       --------------

2. Description of Land (which shall be a legal description of the Land in connection with an Advance to pay
         Property Acquisition Costs): See attached Schedule 1

3. Description of Improvements:  See attached Schedule 2

4. Description of Equipment:  See attached Schedule 3

5. Description of Work:  See attached Schedule 4

6. Aggregate Loans and Holder Advances requested since the Initial Closing Date with respect to each Property for which Advances are requested under this Requisition (listed on a Property by Property basis), including without limitation all amounts requested under this Requisition: [identify on a Property specific basis]

                  $______________                                               [Property]

         In connection with this Requisition, the Company hereby requests that the Lenders make Loans to the
Lessor in the amount of $______________ and that the Holders make Holder Advances to the Lessor in the amount of
$________________.  The Company represents and warrants that each Lender's Tranche A Commitment and Tranche B
Commitment and each Holder's Holder Commitment with respect to the Advances for a Property are set forth on
Schedule 5 attached hereto.  The Company hereby certifies (i) that the foregoing amounts requested do not exceed the total aggregate of the Available Commitments plus the Available Holder Commitments and (ii) each of the provisions of the Participation Agreement applicable to the Loans and Holder Advances requested hereunder have been complied with as of the date of this Requisition.

         The Company requests the Loans be allocated as follows:

                  $______________                                               ABR Loans

                  $______________                                               Eurodollar Loans

         The Company requests the Holder Advances be allocated as follows:

                  $______________                                               ABR Holder Advances

                  $______________                                               Eurodollar Holder Advances

         The Company has caused this Requisition to be executed by its duly authorized officer as of this _____
day of __________, ______.

                                                     ACXIOM CORPORATION

                                                     By:
                                                     Name:
                                                     Title:

Schedule 1

                                                Description of Land
                                      (Legal Description and Street Address)

                                                    Schedule 2

                                            Description of Improvements

                                                    Schedule 3

                                             Description of Equipment

======================================= ====================== ======================== ==========================
         General Description                    Make                    Model                 Serial Number
--------------------------------------- ---------------------- ------------------------ --------------------------

--------------------------------------- ---------------------- ------------------------ --------------------------

--------------------------------------- ---------------------- ------------------------ --------------------------

--------------------------------------- ---------------------- ------------------------ --------------------------

--------------------------------------- ---------------------- ------------------------ --------------------------

--------------------------------------- ---------------------- ------------------------ --------------------------

--------------------------------------- ---------------------- ------------------------ --------------------------

--------------------------------------- ---------------------- ------------------------ --------------------------

--------------------------------------- ---------------------- ------------------------ --------------------------

======================================= ====================== ======================== ==========================

                                                    Schedule 4

                                                       Work

         Work Performed for which the Advance is requested (identified on a Property specific basis):

----------------------------------------------------- --------------------------------------------
Work                                                  Property
----------------------------------------------------- --------------------------------------------
-------------------- -------------------------------- --------------------------------------------
Category 1:          Transaction Expenses
-------------------- -------------------------------- --------------------------------------------
-------------------- -------------------------------- --------------------------------------------
Category 2:          Soft Costs
-------------------- -------------------------------- --------------------------------------------
-------------------- -------------------------------- --------------------------------------------
Category 3:          Hard Costs
-------------------- -------------------------------- --------------------------------------------
-------------------- -------------------------------- --------------------------------------------
Category 4:          Other
-------------------- -------------------------------- --------------------------------------------

                                                    Schedule 5

                              Aggregate Advances, Commitments and Holder Commitments

                                                 Loan                    Loan                   Holder
                                                 Tranche A               Tranche B              Advances
1.        Property _______________
             Previous Advances                   XXX                     XXX                    XXX
             This Requisition                    XXX                     XXX                    XXX
             Aggregate Advances                  XXX+XXX                 XXX+XXX                XXX+XXX

2.        Property _______________
             Previous Advances                   XXX                     XXX                    XXX
             This Requisition                    XXX                     XXX                    XXX
             Aggregate Advances                  XXX+XXX                 XXX+XXX                XXX+XXX

3.        Total Advances to date, all            Loan                    Loan                   Holder
          Properties (1 + 2)                     Tranche A               Tranche B              Advances
                                                 XXX                     XXX                    XXX

                                                     EXHIBIT B

                                     [Outside Counsel Opinion for the Lessee]
                                        (Pursuant to Section 5.3(j) of the
                                             Participation Agreement)

                                               ------------, ------

TO THOSE ON THE ATTACHED DISTRIBUTION LIST

         Re:      Synthetic Lease Financing Provided in favor of Acxiom Corporation

Dear Sirs:

We have acted as special counsel to Acxiom Corporation, a Delaware corporation (the "Lessee"), and the various parties thereto from time to time, as guarantors (individually, a "Guarantor" and collectively, the "Guarantors";
individually, the Lessee and each Guarantor may be referred to herein as a "Credit Party" or collectively, as the
"Credit Parties"), in connection with certain transactions contemplated by the Participation Agreement dated as of October 24, 2000 (the "Participation Agreement"), among the Lessee, the Guarantors, First Security Bank,
National Association, as the Owner Trustee (the "Owner Trustee"), First Security Trust Company of Nevada, as
Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders
(the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security
Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent").  This opinion is delivered pursuant to Section 5.3(j) of the Participation Agreement.  All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned thereto in Appendix A to the
Participation Agreement.

In connection with the foregoing, we have examined originals, or copies certified to our satisfaction, of
[identify the applicable Bond Documents and Operative Agreements, including each Mortgage Instrument, related UCC fixture filings, Additional UCCs (hereinafter defined), Deeds and Memoranda of Lease] and such other corporate documents and records of the Credit Parties, certificates of public officials and representatives of the Credit
Parties as to certain factual matters, and such other instruments and documents which we have deemed necessary or advisable to examine for the purpose of this opinion.  With respect to such examination, we have assumed (i) the statements of fact made in all such certificates, documents and instruments are true, accurate and complete; (ii)
except as to the Credit Parties, the due authorization, execution and delivery of the Operative Agreements and the Bond Documents by the parties thereto; (iii) the genuineness of all signatures (except as to the Credit
Parties), the authenticity and completeness of all documents, certificates, instruments, records and corporate records submitted to us as originals and the conformity to the original instruments of all documents submitted to us as copies, and the authenticity and completeness of the originals of such copies; (iv) except as to the Credit
Parties, that all parties have all requisite corporate power and authority to execute, deliver and perform the
Operative Agreements and the Bond Documents; and (v) except as to the Credit Parties, the enforceability of the
Mortgage Instrument, the Memorandum of Lease and the UCC financing statements against all parties thereto.

Based on the foregoing, and having due regard for such legal considerations as we deem relevant, and subject to the limitations and assumptions set forth herein, including without limitation the matters set forth in the last two (2) paragraphs hereof, we are of the opinion that:

         (a)      The Mortgage Instrument and Memorandum of Lease are enforceable in accordance with their respective terms, except as limited by laws generally affecting the enforcement of creditors' rights, which laws will not materially prevent the realization of the benefits intended by such documents.

         (b)      Each form of Mortgage Instrument and UCC fixture filing relating thereto, attached hereto as
Schedules 1 and 2, respectively, is in proper form for filing and recording with the offices of [identify the recording offices of the respective county clerks where the Properties are to be located].  Upon filing of each
Mortgage Instrument and UCC fixture filing in [identify the recording offices of the respective county clerks where the Properties are to be located], the Agent will have a valid, perfected lien and security interest in that portion of the Collateral described in such Mortgage Instrument or UCC fixture filing to the extent such
Collateral is comprised of real property and/or fixtures.

         (c)      The forms of UCC financing statements relating to the Security Documents, attached hereto as
Schedule 3 (the "Additional UCCs"), are in proper form for filing and recording with the offices of [identify (i)
the recording offices of the respective county clerks where the Properties are to be located and (ii) the
Secretary of State where the Properties are to be located].  Upon filing of the Additional UCCs in [identify (i)
the recording offices of the respective county clerks where the Properties are to be located and (ii) the
Secretary of State where the Properties are to be located], the Agent will have a valid, perfected lien and security interest in that portion of the Collateral which can be perfected by filing UCC-1 financing statements under Article 9 of the UCC.

         (d)      Each form of Deed and Memorandum of Lease is in appropriate form for filing and recording with the [identify the recording offices of the respective county clerks for the counties where the Properties are to be located].

         (e)      Each Memorandum of Lease, when filed and recorded with the [identify the recording offices of the respective county clerks for the counties where the Properties are to be located], will have been filed and recorded in all public offices in the State of [__________] in which filing or recording is necessary to provide constructive notice of the Lease to third Persons and to establish of record the interest of the Lessor thereunder as to the Properties described in each such Memorandum of Lease.

         (f)      Title to the Properties located in the State of [___________] may be held in the name of the
Owner Trustee as follows:  First Security Bank, National Association, not individually, but solely as the Owner
Trustee under the AC Trust 2000-1.

         (g)      The execution and delivery by First Security Bank, National Association, individually or as the
Owner Trustee, as the case may be, of the Operative Agreements to which it is a party and compliance by First
Security Bank, National Association, individually or as the Owner Trustee, with all of the provisions thereof do not and will not contravene any law, rule or regulation of [identify the state].

         (h)      By reason of their participation in the transaction contemplated under the Operative
Agreements, none of the Agent, the Lenders, the Holders or the Owner Trustee has to (a) qualify as a foreign corporation in [identify the state], (b) file any application or any designation for service of process in
[identify the state] or (c) pay any franchise, income, sales, excise, stamp or other taxes of any kind to
[identify the state].

         (i)      The provisions in the Operative Agreements concerning Rent, interest, fees, prepayment premiums and other similar charges do not violate the usury laws or other similar laws regulating the use or forbearance of money of [identify the state].

         (j)      If the transactions contemplated by the Operative Agreements are characterized as a lease transaction by a court of competent jurisdiction, the Lease and the applicable Lease Supplement shall demise to the Lessee a valid leasehold interest in the Properties described in such Lease Supplement.

         (k)      If the transactions contemplated by the Operative Agreements are characterized as a loan transaction by a court of competent jurisdiction, the combination of the Mortgage Instruments, the Deeds, the
Lease and the applicable Lease Supplements (and the other Operative Agreements incorporated therein by reference)
are sufficient to create a valid, perfected lien or security interest in the Properties therein described, enforceable as a mortgage in [identify the state].

         (l)      [other opinions to be determined relating to the Bond Documents]

This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters stated herein.  This opinion is based on and is limited to the laws of the State of [___________] and the federal laws of the United States of America.  Insofar as the foregoing opinion relates to matters of law other than the foregoing, no opinion is hereby given.

This opinion is for the sole benefit of the Lessee, the Construction Agent, the Guarantors, the Owner Trustee,
the Trustee, the Holders, the Lenders, the Agent and their respective successors and assigns and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned.  The opinions expressed herein are as of the date hereof and we make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions.

                                                              Very truly yours,

                                                              [LESSEE'S OUTSIDE COUNSEL]

                                                 Distribution List

Bank of America, N.A., as the Agent, a Holder and a Lender

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Holders

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Lenders

Acxiom Corporation, as the Construction Agent and the Lessee

The various parties to the Participation Agreement from time to time, as the Guarantors

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the AC Trust
2000-1

First Security Trust Company of Nevada, not individually, but solely as the Trustee under the AC Trust 2000-2

                                                    Schedule 1

                                            Form of Mortgage Instrument

                                                    Schedule 2

                                           Forms of UCC Fixture Filings

                                                    Schedule 3

                                         Forms of UCC Financing Statements

                                                     EXHIBIT C

                                                ACXIOM CORPORATION

                                               OFFICER'S CERTIFICATE
                            (Pursuant to Section 5.3(z) of the Participation Agreement)

         ACXIOM CORPORATION, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY as follows:

         1.       Each and every representation and warranty of each Credit Party contained in the Operative
                  Agreements and Bond Documents to which it is a party is true and correct on and as of the date hereof.

         2.       No Default or Event of Default has occurred and is continuing under any Operative Agreement or
                  Bond Document.

         3.       Each Operative Agreement and Bond Document to which any Credit Party is a party is in full force and effect with respect to it.

         4.       Each Credit Party has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined), in any Operative Agreement or in any Bond Document required to be performed or complied with by it on or prior to the date hereof.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as of October 24, 2000 among the Company, as the
Lessee and as the Construction Agent, the various parties thereto from time to time, as guarantors (the
"Guarantors"), First Security Bank, National Association, as the Owner Trustee, First Security Trust Company of
Nevada, as the Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the
"Agent").

IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.

                                                     ACXIOM CORPORATION

                                                     By:
                                                     Name:
                                                     Title:

                                                     EXHIBIT D

                                              [NAME OF CREDIT PARTY]

                                              secretary'S CERTIFICATE
                           (Pursuant to Section 5.3(aa) of the Participation Agreement)

         [NAME OF CREDIT PARTY], a [__________] corporation (the "Company") DOES HEREBY CERTIFY as follows:

         1.       Attached hereto as Schedule 1 is a true, correct and complete copy of the resolutions of the
                  Board of Directors of the Company duly adopted by the Board of Directors of the Company on
                  __________.  Such resolutions have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

         2.       Attached hereto as Schedule 2 is a true, correct and complete copy of the Articles of
                  Incorporation of the Company on file in the Office of the Secretary of State of __________.
                  Such Articles of Incorporation have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

         3.       Attached hereto as Schedule 3 is a true, correct and complete copy of the Bylaws of the
                  Company.  Such Bylaws have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

         4.       The persons named below now hold the offices set forth opposite their names, and the signatures opposite their names and titles are their true and correct signatures.

                  Name                           Office                             Signature

         -------------------            -----------------------              -------------------------

         -------------------            -----------------------              -------------------------

IN WITNESS WHEREOF, the Company has caused this Secretary's Certificate to be duly executed and delivered as of this _____ day of ___________, ______.

                                                     [NAME OF CREDIT PARTY]

                                                     By:
                                                     Name:
                                                     Title:

                                                    Schedule 1

                                                 Board Resolutions

                                                    Schedule 2

                                             Articles of Incorporation

                                                    Schedule 3

                                                      Bylaws

                                                     EXHIBIT E

                                     FIRST SECURITY BANK, NATIONAL ASSOCIATION

                                               OFFICER'S CERTIFICATE
                           (Pursuant to Section 5.3(cc) of the Participation Agreement)

         FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (except with respect to paragraph 1 below, to the extent any such representations and warranties are made in its individual capacity) but solely as the owner trustee under the AC Trust 2000-1 (the "Owner Trustee"), DOES HEREBY CERTIFY as
follows:

         1.       Each and every representation and warranty of the Owner Trustee contained in the Operative
                  Agreements, the Bond Loan Documents and Bond Documents to which it is a party is true and correct on and as of the date hereof.

         2.       Each Operative Agreement, Bond Loan Document and Bond Document to which the Owner Trustee is a party is in full force and effect with respect to it.

         3.       The Owner Trustee has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined) or in any Operative Agreement,
                  Bond Loan Document or Bond Document required to be performed or complied with by it on or prior to the date hereof.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as of October 24, 2000 among Acxiom Corporation, as the Lessee and as the Construction Agent, the various parties thereto from time to time, as guarantors (the
"Guarantors"), the Owner Trustee, First Security Trust Company of Nevada, as Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the
Lenders and the Holders, to the extent of their interests (the "Agent").

IN WITNESS WHEREOF, the Owner Trustee has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.

                                                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner
                                                     Trustee under the AC Trust 2000-1

                                                     By:
                                                     Name:
                                                     Title:

                                                    EXHIBIT E-1

                           FIRST SECURITY TRUST COMPANY OF NEVADA, NATIONAL ASSOCIATION

                                               OFFICER'S CERTIFICATE
                           (Pursuant to Section 5.3(ee) of the Participation Agreement)

         FIRST SECURITY TRUST COMPANY OF NEVADA, a trust company organized under the laws of the State of Nevada, not individually (except with respect to paragraph 1 below, to the extent any such representations and warranties are made in its individual capacity) but solely as the owner trustee under the AC Trust 2000-2 (the "Trustee"),
DOES HEREBY CERTIFY as follows:

         1.       Each and every representation and warranty of the Trustee contained in the Operative
                  Agreements, the Bond Loan Documents and Bond Documents to which it is a party is true and correct on and as of the date hereof.

         2.       Each Operative Agreement, Bond Loan Document and Bond Document to which the Trustee is a party is in full force and effect with respect to it.

         3.       The Trustee has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined) or in any Operative Agreement,
                  Bond Loan Document or Bond Document required to be performed or complied with by it on or prior to the date hereof.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Participation Agreement dated as of October 24, 2000 among Acxiom Corporation, as the Lessee and as the Construction Agent, the various parties thereto from time to time, as guarantors (the
"Guarantors"), the Trustee, First Security Bank, National Association, as Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and
Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the
Lenders and the Holders, to the extent of their interests (the "Agent").

IN WITNESS WHEREOF, the Trustee has caused this Officer's Certificate to be duly executed and delivered as of this _____ day of __________, ______.

                                                     FIRST SECURITY TRUST COMPANY OF NEVADA not individually,
                                                     except as expressly stated herein, but solely as the Trustee under the AC Trust 2000-2

                                                     By:
                                                     Name:
                                                     Title:

                                                     EXHIBIT F

                                     FIRST SECURITY BANK, NATIONAL ASSOCIATION

                                              SECRETARY'S CERTIFICATE
                           (Pursuant to Section 5.3(dd) of the Participation Agreement)

                                        CERTIFICATE OF ASSISTANT SECRETARY

         I, ______________________, duly elected and qualified Assistant Secretary of the Board of Directors of
First Security Bank, National Association (the "Association"), hereby certify as follows:

         1.       The Association is a National Banking Association duly organized, validly existing and in good standing under the laws of the United States.  With respect thereto the following is noted:

         A.       Pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., the
                  Comptroller of the Currency charters and exercises regulatory and supervisory authority over all National Banking Associations;

         B.       On December 9, 1881, the First National Bank of Ogden, Utah was chartered as a
                  Na&tional Banking Association under the laws of the United States and under Charter No.
                  2597;

         C.       On October 2, 1922, in connection with a consolidation of The First National Bank of
                  Ogden, Ogden, Utah, and The Utah National Bank of Ogden, Ogden, Utah, the title was changed to "The First & Utah National Bank of Ogden"; on January 18, 1923, The First &
                  Utah National Bank of Ogden changed its title to "First Utah National Bank of Ogden";
                  on January 19, 1926, the title was changed to "First National Bank of Ogden"; on
                  February 24, 1934, the title was changed to "First Security Bank of Utah, National
                  Association"; on June 21, 1996, the title was changed to "First Security Bank,
                  National Association"; and

         D.       First Security Bank, National Association, Ogden, Utah, continues to hold a valid certificate to do business as a National Banking Association.

         2.       The Association's Articles of Association, as amended, are in full force and effect, and a true, correct and complete copy is attached hereto as Schedule A and incorporated herein by reference.  Said
Articles were last amended October 20, 1975, as required by law on notice at a duly called special meeting of the shareholders of the Association.

         3.       The Association's By-Laws, as amended, are in full force and effect; and a true, correct and complete copy is attached hereto as Schedule B and incorporated herein by reference.  Said By-Laws, still in full force and effect, were adopted September 17, 1942, by resolution, after proper notice of consideration and adoption of By-Laws was given to each and every shareholder, at a regularly called meeting of the Board of
Directors with a quorum present.

         4.       Pursuant to the authority vested in it by an Act of Congress approved December 23, 1913 and known as the Federal Reserve Act, as amended, the Federal Reserve Board (now the Board of Governors of the
Federal Reserve System) has granted to the Association now known as "First Security Bank, National Association"
of Ogden, Utah, the right to act, when not in contravention of State or local law, as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, committee of estates of lunatics, or in any other fiduciary capacity in which State banks, trust companies or other corporations which come into competition with National Banks are permitted to act under the laws of the State of Utah; and under the provisions of applicable law, the authority so granted remains in full force and effect.

         5.       Pursuant to authority vested by Act of Congress (12 U.S.C. 92a and 12 U.S.C. 481, as amended)
the Comptroller of the Currency has issued Regulation 9, as amended, dealing, in part, with the Fiduciary Powers of National Banks, said regulation providing in subparagraph 9.7 (a) (1-2):

         (1)      The board of directors is responsible for the proper exercise of fiduciary powers by the Bank.  All matters pertinent thereto, including the determination of policies, the investment and disposition of property held in fiduciary capacity, and the direction and review of the actions of all officers, employees, and committees utilized by the Bank in the exercise of its fiduciary powers, are the responsibility of the board.  In discharging this responsibility, the board of directors may assign, by action duly entered in the minutes, the administration of such of the Bank's fiduciary powers as it may consider proper to assign to such director(s), officer(s), employee(s)
                  or committee(s) as it may designate.

         (2)      No fiduciary account shall be accepted without the prior approval of the board, or of the director(s), officer(s), or committee(s) to whom the board may have designated the performance of that responsibility. . . .

         6.       A Resolution relating to Exercise of Fiduciary Powers was adopted by the Board of Directors at a meeting held July 26, 1994 at which time there was a quorum present; said resolution is still in full force and effect and has not been rescinded.  Said resolution is attached hereto as Schedule C and incorporated herein by reference.

         7.       A Resolution relating to the Designation of Officers and Employees to Exercise Fiduciary Powers
was adopted by the Trust Policy Committee at a meeting held February 7, 1996 at which time a quorum was present;
said resolution is still in full force and effect and has not been rescinded.  Said resolution is attached hereto as Schedule D and is incorporated herein by reference.

         8.       Attached hereto as Schedule E and incorporated herein by reference, is a listing of facsimile signatures of persons authorized (herein "Authorized Signatory or Signatories") on behalf of the Association and its Trust Group to act in exercise of its fiduciary powers subject to the resolutions in Paragraphs 6 and 7, above.

         9.       The principal office of the First Security Bank, National Association, Trust Group and of its
departments, except for the St. George, Utah, Ogden, Utah, and Provo, Utah, branch offices, is located at 79
South Main Street, Salt Lake City, Utah 84111 and all records relating to fiduciary accounts are located at such principal office of the Trust Group or in storage facilities within Salt Lake County, Utah, except for those of the Ogden, Utah, St. George, Utah, and Provo, Utah, branch offices, which are located at said offices.

         10.      Each Authorized Signatory (i) is a duly elected or appointed, duly qualified officer or employee of the Association; (ii) holds the office or job title set forth below his or her name on the date hereof; (iii) and the facsimile signature appearing opposite the name of each such officer or employee is a true replica of his or her signature.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Association this __________ day of
-----------------, ------.

(SEAL)

                                                     ----------------------------------------
                                                     R. James Steenblik
                                                     Senior Vice President
                                                     Assistant Secretary

                                                    Schedule A

                                             Articles of Association

                                                    Schedule B

                                                      Bylaws

                                                    Schedule C

                                              Resolution Relating to
                                           Exercise of Fiduciary Powers

                                                    Schedule D

                                            Resolution Relating to the
                                       Designation of Officers and Employees
                                           To Exercise Fiduciary Powers

                                                    Schedule E

                                        Authorized Signatory or Signatories

                                                    EXHIBIT F-1

                                      FIRST SECURITY TRUST COMPANY OF NEVADA

                                              SECRETARY'S CERTIFICATE
                           (Pursuant to Section 5.3(ff) of the Participation Agreement)

                                                     EXHIBIT G

                                  [Outside Counsel Opinion for the Owner Trustee]
                                        (Pursuant to Section 5.3(gg) of the
                                             Participation Agreement)

                                                -----------, ------

TO THOSE ON THE ATTACHED DISTRIBUTION LIST

         Re:      Trust Agreement dated as of October 24, 2000

Dear Sirs:

         We have acted as special counsel for First Security Bank, National Association, a national banking association, in its individual capacity ("FSB") and in its capacity as trustee (the "Owner Trustee") under the
Trust Agreement dated as of October 24, 2000 (the "Trust Agreement") by and among it and the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), in connection with the execution and delivery by the Owner Trustee of the Operative Agreements, Bond Loan Documents and Bond
Documents to which it is a party.  Except as otherwise defined herein, the terms used herein shall have the meanings set forth in Appendix A to the Participation Agreement dated as of October 24, 2000 (the "Participation
Agreement") by and among Acxiom Corporation, (the "Lessee"), the various parties thereto from time to time, as guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee, First Security
Trust Company of Nevada, as Trustee, the Holders, the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the
Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent").

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

Based upon the foregoing, we are of the opinion that:

         1.       FSB is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and each of FSB and the Owner Trustee has under the laws of the
State of Utah and federal banking law the power and authority to enter into and perform its obligations under the
Trust Agreement and each Bond Loan Document, Bond Document and other Operative Agreement to which it is a party.

         2.       The Owner Trustee is the duly appointed trustee under the Trust Agreement.

         3.       The Trust Agreement has been duly authorized, executed and delivered by one (1) of the officers of FSB and, assuming due authorization, execution and delivery by the Holders, is a legal, valid and binding obligation of the Owner Trustee (and to the extent set forth therein, against FSB), enforceable against the Owner
Trustee (and to the extent set forth therein, against FSB) in accordance with its terms, and the Trust Agreement creates under the laws of the State of Utah for the Holders the beneficial interest in the Trust Estate it purports to create and is a valid trust under the laws of the State of Utah.

         4.       The Operative Agreements, Bond Loan Documents and Bond Documents to which it is party have been duly authorized, executed and delivered by FSB, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of FSB, enforceable against FSB in accordance with their respective terms.

         5.       The Operative Agreements, Bond Loan Documents and Bond Documents to which it is party have been duly authorized, executed and delivered by the Owner Trustee, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of the Owner Trustee, enforceable against the Owner Trustee in accordance with their respective terms.  The Notes and Certificates have been duly issued, executed and delivered by the Owner Trustee, pursuant to authorization contained in the Trust Agreement, and the Certificates are entitled to the benefits and security afforded by the Trust Agreement in accordance with its terms and the terms of the Trust Agreement.

         6.       The execution and delivery by each of FSB and the Owner Trustee of the Trust Agreement, the
Operative Agreements, Bond Loan Documents and Bond Documents to which it is a party, and compliance by FSB or the
Owner Trustee, as the case may be, with all of the provisions thereof do not and will not contravene any Laws applicable to or binding on FSB, or as the Owner Trustee, or contravene the provisions of, or constitute a default under, its charter documents or by-laws or, to our knowledge after due inquiry, any indenture, mortgage contract or other agreement or instrument to which FSB or Owner Trustee is a party or by which it or any of its property may be bound or affected.

         7.       The execution and delivery of the Operative Agreements, Bond Loan Documents and Bond Documents
by each of FSB and the Owner Trustee and the performance by each of FSB and the Owner Trustee of their respective obligations thereunder does not require on or prior to the date hereof the consent or approval of, the giving of notice to, the registration or filing with, or the taking of any action in respect of any Governmental Authority or any court.

         8.       Assuming that the trust created by the Trust Agreement is treated as a grantor trust for federal income tax purposes within the contemplation of Section 671 through 678 of the Internal Revenue Code of
1986, there are no fees, taxes, or other charges (except taxes imposed on fees payable to the Owner Trustee)
payable to the State of Utah or any political subdivision thereof in connection with the execution, delivery or performance by the Owner Trustee, the Trustee, the Agent, the Lenders, the Lessee or the Holders, as the case may be, of the Operative Agreements, the Bond Loan Documents or the Bond Documents or in connection with the acquisition or leasing of any Property by the Owner Trustee or in connection with the making by any Holder of its investment in the Trust or its acquisition of the beneficial interest in the Trust Estate or in connection with the issuance and acquisition of the Certificates, or the Notes, or in connection with the making of the Bond
Loans and acquisition of the Bond Loan Note and neither the Owner Trustee, the Trust Estate nor the trust created by the Trust Agreement will be subject to any fee, tax or other governmental charge (except taxes on fees payable to the Owner Trustee) under the laws of the State of Utah or any political subdivision thereof on, based on or measured by, directly or indirectly, the gross receipts, net income or value of the Trust Estate by reason of the creation or continued existence of the trust under the terms of the Trust Agreement pursuant to the laws of the
State of Utah or the Owner Trustee's performance of its duties under the Trust Agreement.

         9.       There is no fee, tax or other governmental charge under the laws of the State of Utah or any political subdivision thereof in existence on the date hereof on, based on or measured by any payments under the
Certificates, Notes, Bond Loan Note or the beneficial interest in the Trust Estate, by reason of the creation of the trust under the Trust Agreement pursuant to the laws of the State of Utah or the Owner Trustee's performance of its duties under the Trust Agreement within the State of Utah.

         10.      Upon the filing of the financing statement on form UCC-1 in the form attached hereto as
Schedule 1 with the Utah Division of Corporation and Commercial Code, the Agent's security interest in the Trust
Estate, for the benefit of the Lenders and the Holders, will be perfected, to the extent that such perfection is governed by Article 9 of the Uniform Commercial Code as in effect in the State of Utah (the "Utah UCC").

         Your attention is directed to the Utah UCC, which provides, in part, that a filed financing statement which does not state a maturity date or which states a maturity date of more than five (5) years is effective only for a period of five (5) years from the date of filing, unless within six (6) months prior to the expiration of said period a continuation statement is filed in the same office or offices in which the original statement was filed.  The continuation statement must be signed by the secured party, identify the original statement by file number and state that the original statement is still effective.  Upon the timely filing of a continuation statement, the effectiveness of the original financing statement is continued for five (5) years after the last date to which the original statement was effective.  Succeeding continuation statements may be filed in the same manner to continue the effectiveness of the original statement.

The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

         A.       We are attorneys admitted to practice in the State of Utah and in rendering the foregoing opinions we have not passed upon, or purported to pass upon, the laws of any jurisdictions other than the State of Utah and the federal banking law governing the banking and trust powers of FSB.  In addition, without limiting the foregoing we express no opinion with respect to (i) federal securities laws, including the Securities Act of
1933, as amended, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended, (ii) the Federal Aviation Act of 1958, as amended, (iii) the Federal Communications Act of 1934, as amended, or (iv) state securities or blue sky laws.  Insofar as the foregoing opinions relate to the legality, validity, binding effect and enforceability of the documents involved in these transactions, which by their terms are governed by the laws of a state other than Utah, we have assumed that the laws of such state (as to which we express no opinion), are in all material aspects identical to the laws of the State of Utah.

         B.       The opinions set forth in paragraphs 3, 4, and 5 above are subject to the qualification that enforceability of the Bond Loan Documents, Bond Documents, Trust Agreement and the other Operative Agreements to which FSB and the Owner Trustee are parties, in accordance with their respective terms, may be limited by (i)
bankruptcy, insolvency, reorganization, moratorium, receivership or similar laws affecting enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         C.       As to the documents involved in these transactions, we have assumed that each is a legal, valid and binding obligation of each party thereto, other than FSB or the Owner Trustee, and is enforceable against each such party in accordance with their respective terms.

         D.       We have assumed that all signatures, other than those of the Owner Trustee or FSB, on documents and instruments involved in these transactions are genuine, that all documents and instruments submitted to us as originals are authentic, and that all documents and instruments submitted to us as copies conform with the originals, which facts we have not independently verified.

         E.       We do not purport to be experts in respect of, or express any opinion concerning laws, rules or regulations applicable to the particular nature of the equipment or property involved in these transactions.

         F.       We have made no investigation of, and we express no opinion concerning, the nature of the title to any part of the equipment or property involved in these transactions or the priority of any mortgage or security interest.

         G.       We have assumed that the Participation Agreement and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974.

         H.       In addition to any other limitation by operation of law upon the scope, meaning, or purpose of this opinion, the opinions expressed herein speak only as of the date hereof.  We have no obligation to advise the recipients of this opinion (or any third party) and make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions the legal analysis, a legal conclusion or any information confirmation herein.

         I.       This opinion is for the sole benefit of the Lessee, the Construction Agent, the Guarantors, the
Owner Trustee, the Trustee, the Holders, the Lenders, the Agent and their respective successors and assigns in matters directly related to the Participation Agreement or the transaction contemplated thereunder and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned.  The opinions expressed in this letter are limited to the matter set forth in this letter, and no other opinions should be inferred beyond the matters expressly stated.

                                                              Very truly yours,

                                                              RAY, QUINNEY & NEBEKER

                                                              M. John Ashton

                                                 Distribution List

Bank of America, N.A., as the Agent, a Holder and a Lender

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Holders

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Lenders

Acxiom Corporation, as the Construction Agent and the Lessee

The various parties to the Participation Agreement from time to time, as the Guarantors

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the AC Trust
2000-1

First Security Trust Company of Nevada, not individually, but solely as the Trustee under the AC Trust 2000-2

Schedule 1

Form of UCC-1 to be Filed in Owner Trustee's Principal Place of Business

                                                    EXHIBIT G-1

                                     [Outside Counsel Opinion for the Trustee]
                                        (Pursuant to Section 5.3(gg) of the
                                             Participation Agreement)

                                                -----------, ------

TO THOSE ON THE ATTACHED DISTRIBUTION LIST

         Re:      Trust Agreement (AC Trust 2000-2) dated as of October 24, 2000

Dear Sirs:

         We have acted as special counsel for First Security Trust Company of Nevada, a trust company organized under the laws of the State of Nevada, in its individual capacity ("FSTCN") and in its capacity as trustee (the
"Trustee") under the Trust Agreement (AC Trust 2000-2) dated as of October 24, 2000 (the "Trust Agreement") by and among it and the various banks and other lending institutions which are parties thereto from time to time, as beneficiaries (the "Beneficiaries"), in connection with the execution and delivery by the Trustee of the
Operative Agreements, Bond Loan Documents and Bond Documents to which it is a party.  Except as otherwise defined herein, the terms used herein shall have the meanings set forth in Appendix A to the Participation Agreement dated as of October 24, 2000 (the "Participation Agreement") by and among Acxiom Corporation, (the "Lessee"), the various parties thereto from time to time, as guarantors (the "Guarantors"), First Security Bank, National
Association, as the Owner Trustee, First Security Trust Company of Nevada, as Trustee, the Holders, the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and
Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the
Lenders and the Holders, to the extent of their interests (the "Agent").

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

Based upon the foregoing, we are of the opinion that:

         1.       FSTCN is a trust company duly organized, validly existing and in good standing under the laws of the State of Nevada and each of FSTCN and the Trustee has under the laws of the State of Nevada banking law the power and authority to enter into and perform its obligations under the Trust Agreement and each Bond Loan
Document, Bond Document and other Operative Agreement to which it is a party.

         2.       The Trustee is the duly appointed trustee under the Trust Agreement.

         3.       The Trust Agreement has been duly authorized, executed and delivered by one (1) of the officers of FSTCN and, assuming due authorization, execution and delivery by the Beneficiaries, is a legal, valid and binding obligation of the Trustee (and to the extent set forth therein, against FSTCN), enforceable against the
Trustee (and to the extent set forth therein, against FSTCN) in accordance with its terms, and the Trust
Agreement creates under the laws of the State of Nevada for the Beneficiaries the beneficial interest in the
Trust Estate (AC Trust 2000-2) it purports to create and is a valid trust under the laws of the State of Nevada.

         4.       The Operative Agreements, Bond Loan Documents and Bond Documents to which it is party have been duly authorized, executed and delivered by FSTCN, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of FSTCN, enforceable against FSTCN in accordance with their respective terms.

         5.       The Operative Agreements, Bond Loan Documents and Bond Documents to which it is party have been duly authorized, executed and delivered by the Trustee, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of the Trustee, enforceable against the
Trustee in accordance with their respective terms.  The Bond Loan Note has been duly issued, executed and delivered by the Trustee, pursuant to authorization contained in the Trust Agreement.

         6.       The execution and delivery by each of FSTCN and the Trustee of the Trust Agreement, the
Operative Agreements, Bond Loan Documents and Bond Documents to which it is a party, and compliance by FSTCN or the Trustee, as the case may be, with all of the provisions thereof do not and will not contravene any Laws applicable to or binding on FSTCN, or as the Trustee, or contravene the provisions of, or constitute a default under, its charter documents or by-laws or, to our knowledge after due inquiry, any indenture, mortgage contract or other agreement or instrument to which FSTCN or Trustee is a party or by which it or any of its property may be bound or affected.

         7.       The execution and delivery of the Operative Agreements, Bond Loan Documents and Bond Documents
by each of FSTCN and the Trustee and the performance by each of FSTCN and the Trustee of their respective obligations thereunder does not require on or prior to the date hereof the consent or approval of, the giving of notice to, the registration or filing with, or the taking of any action in respect of any Governmental Authority or any court.

         8.       Assuming that the trust created by the Trust Agreement is treated as a grantor trust for federal income tax purposes within the contemplation of Section 671 through 678 of the Internal Revenue Code of
1986, there are no fees, taxes, or other charges (except taxes imposed on fees payable to the Owner Trustee)
payable to the State of Nevada or any political subdivision thereof in connection with the execution, delivery or performance by the Trustee, the Trustee, the Agent, the Lenders, the Lessee or the Holders, as the case may be, of the Operative Agreements, the Bond Loan Documents or the Bond Documents or in connection with the acquisition or leasing of any Property by the Trustee or in connection with the acquisition of the beneficial interest in the
Trust Estate (AC Trust 2000-2) or in connection with the issuance and acquisition of the Bond Loan Note, or in connection with the acquisition of the Bond and neither the Trustee, the Trust Estate (AC Trust 2000-2) nor the
trust created by the Trust Agreement will be subject to any fee, tax or other governmental charge (except taxes on fees payable to the Trustee) under the laws of the State of Nevada or any political subdivision thereof on, based on or measured by, directly or indirectly, the gross receipts, net income or value of the Trust Estate (AC
Trust 2000-2) by reason of the creation or continued existence of the trust under the terms of the Trust
Agreement pursuant to the laws of the State of Nevada or the Trustee's performance of its duties under the Trust
Agreement.

         9.       There is no fee, tax or other governmental charge under the laws of the State of Nevada or Utah or any political subdivision thereof in existence on the date hereof on, based on or measured by any payments under the Bond Loan Note or the beneficial interest in the Trust Estate (AC Trust 2000-2), by reason of the creation of the trust under the Trust Agreement pursuant to the laws of the State of Nevada or Utah or the
Trustee's performance of its duties under the Trust Agreement within the State of Nevada or Utah.

         10.      Upon the filing of the financing statement on form UCC-1 in the form attached hereto as
Schedule 1 with the Nevada Commercial Code, the Lessor's security interest in the Trust Estate (AC Trust 2000-2), will be perfected, to the extent that such perfection is governed by Article 9 of the Uniform Commercial Code as in effect in the State of Nevada (the "Nevada UCC").

         Your attention is directed to the Nevada UCC, which provides, in part, that a filed financing statement which does not state a maturity date or which states a maturity date of more than five (5) years is effective only for a period of five (5) years from the date of filing, unless within six (6) months prior to the expiration of said period a continuation statement is filed in the same office or offices in which the original statement was filed.  The continuation statement must be signed by the secured party, identify the original statement by file number and state that the original statement is still effective.  Upon the timely filing of a continuation statement, the effectiveness of the original financing statement is continued for five (5) years after the last date to which the original statement was effective.  Succeeding continuation statements may be filed in the same manner to continue the effectiveness of the original statement.

The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

         A.       We are attorneys admitted to practice in the States of Nevada and Utah and in rendering the foregoing opinions we have not passed upon, or purported to pass upon, the laws of any jurisdictions other than the States of Nevada and Utah and the federal banking law governing the banking and trust powers of FSTCN.  In addition, without limiting the foregoing we express no opinion with respect to (i) federal securities laws, including the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Trust
Indenture Act of 1939, as amended, (ii) the Federal Aviation Act of 1958, as amended, (iii) the Federal
Communications Act of 1934, as amended, or (iv) state securities or blue sky laws.  Insofar as the foregoing opinions relate to the legality, validity, binding effect and enforceability of the documents involved in these transactions, which by their terms are governed by the laws of a state other than Nevada or Utah, we have assumed that the laws of such state (as to which we express no opinion), are in all material aspects identical to the laws of the States of Nevada and Utah.

         B.       The opinions set forth in paragraphs 3, 4, and 5 above are subject to the qualification that enforceability of the Bond Loan Documents, Bond Documents, Trust Agreement and the other Operative Agreements to which FSTCN and the Trustee are parties, in accordance with their respective terms, may be limited by (i)
bankruptcy, insolvency, reorganization, moratorium, receivership or similar laws affecting enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         C.       As to the documents involved in these transactions, we have assumed that each is a legal, valid and binding obligation of each party thereto, other than FSTCN or the Trustee, and is enforceable against each such party in accordance with their respective terms.

         D.       We have assumed that all signatures, other than those of the Trustee or FSTCN, on documents and instruments involved in these transactions are genuine, that all documents and instruments submitted to us as originals are authentic, and that all documents and instruments submitted to us as copies conform with the originals, which facts we have not independently verified.

         E.       We do not purport to be experts in respect of, or express any opinion concerning laws, rules or regulations applicable to the particular nature of the equipment or property involved in these transactions.

         F.       We have made no investigation of, and we express no opinion concerning, the nature of the title to any part of the equipment or property involved in these transactions or the priority of any mortgage or security interest.

         G.       We have assumed that the Participation Agreement and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974.

         H.       In addition to any other limitation by operation of law upon the scope, meaning, or purpose of this opinion, the opinions expressed herein speak only as of the date hereof.  We have no obligation to advise the recipients of this opinion (or any third party) and make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions the legal analysis, a legal conclusion or any information confirmation herein.

         I.       This opinion is for the sole benefit of the Lessee, the Construction Agent, the Guarantors, the
Owner Trustee, the Trustee, the Holders, the Beneficiaries, the Lenders, the Agent and their respective successors and assigns in matters directly related to the Participation Agreement or the transaction contemplated thereunder and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned.  The opinions expressed in this letter are limited to the matter set forth in this letter, and no other opinions should be inferred beyond the matters expressly stated.

                                                              Very truly yours,

                                                              RAY, QUINNEY & NEBEKER

                                                              M. John Ashton

Distribution List

Bank of America, N.A., as the Agent, a Holder and a Lender

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Holders

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Lenders

Acxiom Corporation, as the Construction Agent and the Lessee

The various parties to the Participation Agreement from time to time, as the Guarantors

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the AC Trust
2000-1

First Security Trust Company of Nevada, not individually, but solely as the Trustee under the AC Trust 2000-2

The various parties to the Trust Agreement (AC Trust 2000-2) from time to time as Beneficiaries.

Schedule 1

Form of UCC-1 to be Filed in Owner Trustee's Principal Place of Business

                                                     EXHIBIT H

                                     [Outside Counsel Opinion for the Lessee]
                           (Pursuant to Section 5.3(hh) of the Participation Agreement)

                                               ------------, ------

TO THOSE ON THE ATTACHED DISTRIBUTION LIST

         Re:      Synthetic Lease Financing Provided in favor of Acxiom Corporation

Dear Sirs:

We have acted as special counsel to Acxiom Corporation, a Delaware corporation (the "Lessee") and the Guarantors
(hereinafter defined) in connection with certain transactions contemplated by the Participation Agreement dated as of October 24, 2000 (the "Participation Agreement"), among the Lessee, the various parties thereto from time to time, as guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee (the
"Owner Trustee"), First Security Trust Company of Nevada, not individually, except as expressly provided therein, but solely as Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the
"Agent").  This opinion is delivered pursuant to Section 5.3(hh) of the Participation Agreement.  All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned thereto in Appendix A to the Participation Agreement.

In connection with the foregoing, we have examined originals, or copies certified to our satisfaction, of the
Operative Agreements, and such other corporate, partnership or limited liability company documents and records of the Credit Parties, certificates of public officials and representatives of the Credit Parties as to certain factual matters, and such other instruments and documents which we have deemed necessary or advisable to examine for the purpose of this opinion.  With respect to such examination, we have assumed (i) the statements of fact made in all such certificates, documents and instruments are true, accurate and complete; (ii) the due authorization, execution and delivery of the Operative Agreements by the parties thereto other than the Credit
Parties; (iii) the genuineness of all signatures (other than the signatures of persons signing on behalf of the
Credit Parties), the authenticity and completeness of all documents, certificates, instruments, records and corporate records submitted to us as originals and the conformity to the original instruments of all documents submitted to us as copies, and the authenticity and completeness of the originals of such copies; (iv) that all parties other than the Credit Parties have all requisite corporate power and authority to execute, deliver and perform the Operative Agreements; and (v) the enforceability of the Operative Agreements against all parties thereto other than the Credit Parties and respecting the opinion set forth below in section (i), First Security
Bank, National Association, individually or as the Owner Trustee, as the case may be.  We have further assumed that the laws of the States of [state of lawyer's admission] and [governing law of Participation Agreement] are substantively identical.

Based on the foregoing, and having due regard for such legal considerations as we deem relevant, and subject to the limitations and assumptions set forth herein, including without limitation the matters set forth in the last two (2) paragraphs hereof, we are of the opinion that:

         (a)      Each Credit Party is a [corporation, partnership or limited liability company] duly
[incorporated or organized], validly existing and in good standing under the laws of the state of its
[incorporation/formation] and has the power and authority to conduct its business as presently conducted and to execute, deliver and perform its obligations under the Operative Agreements to which it is a party.  Each Credit
Party is duly qualified to do business in all jurisdictions in which its failure to so qualify would materially impair its ability to perform its obligations under the Operative Agreements to which it is a party or its financial position or its business as now and now proposed to be conducted.

         (b)      The execution, delivery and performance by each Credit Party of the Operative Agreements to which it is a party have been duly authorized by all necessary [corporate] action on the part of each Credit
Party and the Operative Agreements to which each Credit Party is a party have been duly executed and delivered by each Credit Party.

         (c)      The Operative Agreements to which each Credit Party is a party constitute valid and binding obligations of each Credit Party enforceable against each Credit Party in accordance with the terms thereof, subject to bankruptcy, insolvency, liquidation, reorganization, fraudulent conveyance, and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         (d)      The execution and delivery by each Credit Party of the Operative Agreements to which it is a party and compliance by each Credit Party with all of the provisions thereof do not and will not (i) contravene the provisions of, or result in any breach of or constitute any default under, or result in the creation of any
Lien (other than Permitted Liens and Lessor Liens) upon any of its property under, its [Articles of Incorporation
By-Laws, operating agreement, partnership agreement or other similar document of formation] or any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which any Credit Party is a party or by which any Credit Party or any property of any Credit Party may be bound or affected, or (ii) contravene any Laws or any order of any Governmental
Authority applicable to or binding on any Credit Party.

         (e)      No Governmental Action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery or performance by any Credit Party of any of the Operative Agreements to
which any Credit Party is a party or for the acquisition, ownership, construction and completion of the
Properties, except for those which have been obtained.

         (f)      Except as set forth on Schedule 1 hereto, there are no actions, suits or proceedings pending or to our knowledge, threatened against any Credit Party in any court or before any Governmental Authority, that concern the Properties or the interest of any Credit Party therein or that question the validity or enforceability of any Operative Agreement to which any Credit Party is a party or the overall transaction described in the Operative Agreements to which any Credit Party is a party.

         (g)      Neither the nature of the Properties, nor any relationship between any Credit Party and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Operative
Agreements to which any Credit Party is a party is such as to require any approval of stockholders of, or approval or consent of any trustee or holders of indebtedness of, any Credit Party, except for such approvals and consents which have been duly obtained and are in full force and effect.

         (h)      The Security Documents which have been executed and delivered as of the date of this opinion create, for the benefit of the Agent, the security interests in the Collateral described therein which by their terms such Security Documents purport to create.  Upon filing of the UCC-1 financing statements (attached hereto as Schedule 2) relating to the Security Documents in the recording offices of (A) the respective county clerk where the principal place of business of the Lessee is located and (B) the Secretary of State where the principal place of business of the Lessee is located, the Agent will have a valid, perfected lien and security interest in that portion of the Collateral which can be perfected by the filing of UCC-1 financing statements under Article 9 of the UCC in [identify the state].

         (i)      The Operative Agreements to which First Security Bank, National Association, individually or as the Owner Trustee, is a party constitute valid and binding obligations of such party and are enforceable against
First Security Bank, National Association, individually or as the Owner Trustee, as the case may be, in accordance with the terms thereof, subject to bankruptcy, insolvency, liquidation, reorganization, fraudulent conveyance, and similar laws affecting creditors, rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         (j)      The offer, issuance, sale and delivery of the Notes and the offer, issuance, sale and delivery of the Certificates under the circumstances contemplated by the Participation Agreement do not, under existing law, require registration of the Notes or the Certificates being issued on the date hereof under the Securities
Act of 1933, as amended, or the qualification of the Trust Agreement under the Trust Indenture Act of 1939, as amended.

This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters stated herein.  This opinion is based on and is limited to the laws of the States of [__________], and the federal laws of the United States of America.  Insofar as the foregoing opinion relates to matters of law other than the foregoing, no opinion is hereby given.

This opinion is for the sole benefit of the Lessee, the Construction Agent, the Guarantors, the Owner Trustee,
the Holders, the Lenders, the Agent and their respective successors and assigns and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned.  The opinions expressed herein are as of the date hereof and we  make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions.

                                                              Very truly yours,

                                                              [LESSEE'S OUTSIDE COUNSEL]

Distribution List

Bank of America, N.A., as the Agent, a Holder and a Lender

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Holders

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Lenders

Acxiom Corporation, as the Construction Agent and the Lessee

The various parties to the Participation Agreement from time to time, as the Guarantors

First Security Bank, National Association, not individually, but solely as the Owner Trustee under the AC Trust
2000-1

First Security Trust Company of Nevada, not individually, but solely as the Trustee under the AC Trust 2000-2

                                                    Schedule 1

                                                   (Litigation)

                                                    Schedule 2

                                           (UCC-1 Financing Statements)

                                                     EXHIBIT I

                                                ACXIOM CORPORATION

                                               OFFICER'S CERTIFICATE
                             (Pursuant to Section 5.5 of the Participation Agreement)

         ACXIOM CORPORATION, a Delaware corporation (the "Company") DOES HEREBY CERTIFY as follows:

1.       The address for the subject Property is ________________________________________
         --------------------------------.

2.       The Completion Date for the construction of Improvements at the Property occurred on ______________.

3.       The aggregate Property Cost for the Property was $___________.

4.       Attached hereto as Schedule 1 is the detailed, itemized documentation supporting the asserted Property
         Cost figures.

5.       All representations and warranties of the Company in each Operative Agreement and in each certificate delivered pursuant thereto (including without limitation the Incorporated Representations and
         Warranties) are true and correct as of the Completion Date.

Capitalized terms used in this Officer's Certificate and not otherwise defined have the respective meanings ascribed thereto in the Participation Agreement dated as of October 24, 2000 among the Company, as the Lessee and as the Construction Agent, the various parties thereto from time to time, as guarantors (the "Guarantors"), First
Security Bank, National Association, as the Owner Trustee, First Security Trust Company of Nevada, as Trustee,
the various banks and other lending institutions which are parties thereto from time to time, as holders (the
"Holders"), the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders"), Bank of America, N.A., as the agent for the Lenders and respecting the Security
Documents, as the agent for the Lenders and the Holders, to the extent of their interests.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly executed and delivered as of this ____ day of ______________, ______.

                                                     [                                                    ]

                                                     By:
                                                     Name:
                                                     Title:

Schedule I

(Itemized Documentation in Support of Asserted Property Cost)

                                                     EXHIBIT J

                                                 JOINDER AGREEMENT
                            (Pursuant to Section 5.8(a) of the Participation Agreement)

         THIS JOINDER AGREEMENT (as amended, modified, supplemented, restated and/or replaced from time to time, the "Agreement"), dated as of _____________, ______, is by and between ___________________, a ___________ (the
"Company"), and Bank of America, N.A., as the Agent for the Lenders and respecting the Security Documents, as the
Agent for the Lenders and the Holders, to the extent of their interests (the "Agent").  Capitalized terms not otherwise defined herein shall have the meanings set forth therefor in the Participation Agreement dated as of
October 24, 2000 (as amended, modified, supplemented, restated and/or replaced from time to time, the
"Participation Agreement") among Acxiom Corporation, the various parties thereto from time to time, as the
Guarantors, First Security Bank, National Association, as the Owner Trustee under the AC Trust 2000-1, First
Security Trust Company of Nevada, as the Trustee under AC Trust 2000-2, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, and the Agent.

         The Company is a Domestic Subsidiary, and, consequently, the Credit Parties are required by Section
8.3(n) of the Participation Agreement to cause the Company to become a "Guarantor".

         Accordingly, the Company hereby agrees as follows with the Agent, for the benefit of the Financing
Parties:

         1.       The Company hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Company will be deemed to be a party to the Participation Agreement and a "Guarantor" for all purposes of the
Participation Agreement and all other Operative Agreements, and shall have all of the obligations of a Guarantor under the Operative Agreements as if the Company had executed the Participation Agreement.  The Company hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Operative Agreements.  Without limiting the generality of the foregoing terms of this paragraph 1, the Company hereby (i) jointly and severally together with the other
Guarantors, guarantees to each Financing Party, as provided in Sections 6B.1 through 6B.8 of the Participation
Agreement, the prompt payment and performance of the Company Obligations in full when due (whether at stated
maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

         2.       THE COMPANY HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES TO THE PROVISIONS OF SECTION 12.7 OF THE
PARTICIPATION AGREEMENT, INCLUDING WITHOUT LIMITATION THOSE PROVISIONS REGARDING GOVERNING LAW, SUBMISSION TO
JURISDICTION, WAIVER OF JURY TRIAL AND VENUE.  THIS PROVISION HAS BEEN SPECIFICALLY REVIEWED BY THE COMPANY.

         3.       The chief executive office and principal place of business of the Company are located at the location(s) set forth on Schedule 1 attached hereto.

         4.       All notices and other communications to be delivered to the Company shall be directed to
[___________] at its address set forth in Section 12.2 of the Participation Agreement or such other address as may be specified, in accordance with the terms of the Participation Agreement, by [___________] from time to time.

         5.       The Company hereby waives acceptance by the Financing Parties of the guaranty by the Company under Sections 6B.1 through 6B.8 of the Participation Agreement upon the execution of this Agreement by the
Company.

         6.       This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         7.       This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of [___________].

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Financing Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                                     [COMPANY]

                                                     By:
                                                     Name:
                                                     Title:

                                                     Acknowledged and accepted:

                                                     BANK OF AMERICA, N.A.,
                                                     as the Agent

                                                     By:
                                                     Name:
                                                     Title:

Schedule 1

                                            [Chief Executive Office and
                                    Principal Place of Business of the Company]

                                                     EXHIBIT K
                                                 Legal Proceedings
                            (Pursuant to Section 6.2(d) of the Participation Agreement)

On September 20, 1999 Acxiom and certain of its directors and officers were sued by an individual shareholder in a purported class action filed in the United States District Court for the Eastern District of Arkansas.  The
action alleges that the defendants violated Section 11 of the Securities Act of 1933 in connection with the
July 23, 1999 public offering of 5,421,000 shares of our common stock.  In addition, the action seeks to assert liability against Company Leader Charles Morgan pursuant to Section 15 of the Securities Act of 1933.  The action seeks to have a class certified of all purchasers of the stock sold in the public offering.  Two additional suits were subsequently filed in the same venue against the same defendants and asserting the same allegations.  The plaintiffs have now filed a consolidated complaint.  The cases are still in the initial phase of litigation, with the defendants having filed their initial response to the lawsuit.  We believe the allegations are without merit and the defendants intend to vigorously contest the cases, and at the appropriate time, seek their dismissal.

                                                     EXHIBIT L

               [States of Incorporation/Formation and Principal Place of Business of Each Guarantor]
                            (Pursuant to Section 6.2(i) of the Participation Agreement)

                                                        State of Incorporation/Formation    State of Principal Place
Guarantors                                                                                  of Business

Acxiom CDC, Inc.                                        Arkansas                            Illinois

Acxiom/Direct Media, Inc.                               Arkansas                            Arkansas

Acxiom/Woodland Hills Data Center, Inc.                 Arkansas                            California

Acxiom RM-Tools, Inc.                                   Arkansas                            Arkansas

                                                     EXHIBIT M

                                                ACXIOM CORPORATION

                                         OFFICER'S COMPLIANCE CERTIFICATE
                            (Pursuant to Section 8.3(l) of the Participation Agreement)

         The undersigned, on behalf of Acxiom Corporation, a Delaware corporation (the "Company"), hereby certifies to Bank of America, N.A., as agent for the Lenders and the Holders, to the extent of their interests
(the "Agent"), under the Participation Agreement dated as of October 24, 2000 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among the Company, in its capacity as the Lessee and as the Construction Agent, the various parties thereto from time to time, as the
Guarantors, First Security Bank, National Association, as the Owner Trustee, First Security Trust Company of
Nevada, as Trustee, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and the Agent, as follows:

         1.       This Certificate is delivered to you pursuant to Section 8.3(l) of the Participation
Agreement.  Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the
Participation Agreement.

         2.       I have reviewed the financial statements of the Company and its Consolidated Subsidiaries dated as of ___________, ______ and for the fiscal quarter then ended and such statements fairly present the financial condition of the Company and its Consolidated Subsidiaries as of the dates indicated and the results of its operations and cash flows for the period indicated.

         3.       I have reviewed the terms of the Operative Agreements and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Company and its
Consolidated Subsidiaries during the accounting period covered by the financial statements referred to in
Paragraph 2 above.  Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate.

         4.       The Leverage Ratio and calculations determining such figure are set forth on the attached
Schedule 1 and the Company and its Consolidated Subsidiaries are in compliance with the covenants and restrictions referenced in Section 28.1 of the Lease and the covenants contained in Article VII of the Lessee
Credit Agreement as shown on such Schedule 1 and the Company and its Consolidated Subsidiaries are in compliance with the other covenants and restrictions referenced in Section 28.1 of the Lease and contained in the Lessee
Credit Agreement.

         WITNESS the following signature as of the ______ day of ___________, ______.

                                                     ACXIOM CORPORATION

                                                     By:
                                                     Name:
                                                     Title:

                                                    Schedule 1
                                                        to
                                         Officer's Compliance Certificate

                                                      [DATE]

-------------------------------------------------------------------------------------------------------------------
                                                    Appendix A
                                          Rules of Usage and Definitions
-------------------------------------------------------------------------------------------------------------------

                                                 I. Rules of Usage

The following rules of usage shall apply to this Appendix A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

         (a)      Except as otherwise expressly provided, any definitions set forth herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

         (b)      Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

         (c)      The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

         (d)      References to any Person shall include such Person, its successors, permitted assigns and permitted transferees.

         (e)      Except as otherwise expressly provided, reference to any agreement shall mean such agreement as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof.

         (f)      Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

         (g)      When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

         (h)      References to "including" shall mean including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

         (i)      References herein to "attorney's fees", "legal fees", "costs of counsel" or other such references shall be deemed to include the allocated cost of in-house counsel.

         (j)      Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of the
Operative Agreements and any amendments or exhibits thereto.

         (k)      Capitalized terms used in any Operative Agreements which are not defined in this Appendix A but are defined in another Operative Agreement shall have the meaning so ascribed to such term in the applicable
Operative Agreement.

II.  Definitions

         "ABR" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Lending Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus one-half of one percent
(0.5%) plus, in each case, the Applicable Percentage.  For purposes hereof:  "Prime Lending Rate" shall mean the rate which the Agent announces from time to time as its prime lending rate as in effect from time to time.  The
Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.  Any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.  The Prime Lending Rate shall change automatically and without notice from time to time as and when the prime lending rate of the Agent changes.  "Federal Funds Effective Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members or the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business
Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a
Business Day, the average of the quotations for such day on such transactions received by the Agent from three
(3) Federal funds brokers of recognized standing selected by it.  Any change in the ABR due to a change in the
Prime Lending Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Lending Rate or the Federal Funds Effective Rate, respectively.

         "ABR Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the ABR.

         "ABR Loans" shall mean Loans the rate of interest applicable to which is based upon the ABR.

         "AC Trust 2000-1" shall mean the grantor trust created pursuant to the terms and conditions of the Trust
Agreement.

         "AC Trust 2000-2" shall mean the grantor trust created pursuant to the terms and conditions of the Trust
Agreement (AC Trust 2000-2).

         "Acceleration" shall have the meaning given to such term in Section 6 of the Credit Agreement.

         "Accounts" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "acquire" or "purchase" shall mean, with respect to the Little Rock Land or any other Little Rock
Property, the acquisition or purchase of such Little Rock Land and Little Rock Property by the City of Little
Rock from any Person for lease to the Lessor under the Head Lease.

         "Acquisition Advance" shall have the meaning given to such term in Section 5.3 of the Participation
Agreement.

         "Acquisition Loan" shall mean any Loan made in connection with an Acquisition Advance.

         "Act" shall have the meaning provided thereto in the Bond Indenture.

         "Acxiom" shall mean Acxiom Corporation, a Delaware corporation, and its successors and permitted assigns.

         "Additional Incorporated Terms" shall have the meaning given to such term in Section 28.1 of the Lease.

         "Advance" shall mean a Construction Advance or an Acquisition Advance.

         "Affiliate" shall mean, with respect to any Person, any Person or group acting in concert in respect of the Person in question that, directly or indirectly, controls or is controlled by or is under common control with such Person.

         "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient calculated at the then maximum marginal rates generally applicable to Persons of the same type as the recipients with respect to the receipt by the recipient of such amounts (less any tax savings realized as a result of the payment of the indemnified amount), such increased payment (as so reduced) is equal to the payment otherwise required to be made.

         "Agent" shall mean Bank of America, N.A., as agent for the Lenders pursuant to the Credit Agreement, or any successor agent appointed in accordance with the terms of the Credit Agreement and respecting the Security
Documents, for the Lenders and the Holders, to the extent of their interests.

         "Agent Related Persons" shall mean the Agent (including any successor Agent), together with its
Affiliates and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Applicable Percentage" shall mean for Eurodollar Loans, ABR Loans, the Lender Unused Fee, Eurodollar
Holder Advances, ABR Holder Advances and the Holder Unused Fee, the margin (expressed as a percentage) to be used in determining the Eurodollar Rate and/or the applicable Unused Fee, as the case may be, the applicable rate per annum set forth below under the caption "Applicable Percentage for Eurodollar Loans", "Applicable Percentage for
ABR Loans", "Applicable Percentage for the Lender and Holder Unused Fee", "Applicable Percentage for Eurodollar
Holder Advances", and "Applicable Percentage for ABR Holder Advances", as the case may be, opposite the category in the table below which corresponds with the actual Leverage Ratio of the Lessee as of the most recent determination date; provided that until the first date that the Applicable Percentage is determined as set forth below in this definition, the "Applicable Percentage" shall be the applicable rate per annum set forth below in
Category 3:

===================== ================= ===================== ==================== =================== ===================
                                        Applicable            Applicable
--------------------  Applicable        Percentage for the    Percentage                               Applicable
                      Percentage for    Lender and Holder     for                  Applicable          Percentage
                      Eurodollar        Unused                Eurodollar Holder    Percentage          for ABR Holder
                      Loans             Fee                   Advances             for ABR Loans       Advances
Leverage Ratio
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
Category 1
< 0.50 to 1.00        1.00%             0.225%                1.75%                0.00%               0.75%
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
Category 2
> 0.50 to 1.00
but
< 1.00 to 1.00        1.25%             0.250%                2.00%                0.00%               0.75%
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
Category 3
> 1.00 to 1.00
but
< 1.50 to 1.00        1.50%             0.300%                2.25%                0.00%               0.75%
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
Category 4
> 1.50 to 1.00        1.75%             0.375%                2.50%                0.25%               1.00%
===================== ================= ===================== ==================== =================== ===================

         For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Lessee's fiscal year based upon the Lessee's consolidated financial statements delivered pursuant to Section 28.1 of the Lease and Section 8.3(l) of the Participation Agreement and (ii) each change in the
Applicable Percentage resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change;
provided that the Leverage Ratio shall be deemed to be in Category 4 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Agent or at the request of the Required Lenders if the
Lessee fails to deliver the consolidated financial statements required to be delivered by it pursuant to
Section 28.1 of the Lease and Section 8.2(l) of the Participation Agreement, during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

         "Appraisal" shall mean, with respect to any Property, an appraisal of the Fair Market Sales Value of such Property as if improved in accordance with the Plans and Specifications to be delivered in connection with the Participation Agreement or in accordance with the terms of the Lease, in each case prepared by a reputable appraiser reasonably acceptable to the Agent, which in the judgment of counsel to the Agent, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements.

         "Appraisal Procedure" shall have the meaning given such term in Section 22.4 of the Lease.

         "Approved State" shall mean each of the following:  Arkansas and Arizona and any other state within the continental United States proposed by the Lessee and consented to in writing by the Agent.

         "Appurtenant Rights" shall mean (a) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land underlying the Improvements or the Improvements, including without limitation the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the
Land and (b) all permits, licenses and rights, whether or not of record, appurtenant to such Land or the
Improvements.

         "Assignment and Acceptance" shall mean the Assignment and Acceptance in the form attached to the Credit
Agreement as Exhibit B.

         "Assignments" shall mean the Series 2000-A Assignment and the Series 2000-B Assignment.

         "Available Commitment" shall mean, as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Commitment over (b) the aggregate principal amount of all Loans made by such
Lender as of such date after giving effect to Section 5.2(d) of the Participation Agreement (but without giving effect to any other repayments or prepayments of any Loans hereunder).

         "Available Holder Commitments" shall mean an amount equal to the excess, if any, of (a) the aggregate amount of the Holder Commitments over (b) the aggregate amount of the Holder Advances made since the Initial
Closing Date after giving effect to Section 5.2(d) of the Participation Agreement (but without giving effect to any other repayments or prepayments of any Holder Advances).

         "Bankruptcy Code" shall mean Title 11 of the U. S. Code entitled "Bankruptcy," as now or hereafter in effect or any successor thereto.

         "Basic Documents" shall mean the following:  the Participation Agreement, the Construction Agency
Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease and the Security
Agreement.

         "Basic Rent" shall mean, the sum of (a) the Loan Basic Rent and (b) the Lessor Basic Rent, calculated as of the applicable date on which Basic Rent is due.

         "Basic Term" shall have the meaning specified in Section 2.2 of the Lease.

         "Basic Term Commencement Date" shall have the meaning specified in Section 2.2 of the Lease.

         "Basic Term Expiration Date" shall have the meaning specified in Section 2.2 of the Lease.

         "Benefitted Lender" shall have the meaning specified in Section 9.10(a) of the Credit Agreement.

         "Bill of Sale" shall mean a Bill of Sale regarding Equipment in form and substance satisfactory to the
Agent.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any
successor).

         "Bond Documents" shall mean the Head Lease, the Bond Indenture, the Bonds, the Guaranty Agreement, and
all other agreements, documents, and instruments executed by the City of Little Rock, the Bond Trustee, the
Series 2000-A Bond Purchaser, the Series 2000-B Bond Purchaser or the Owner Trustee or otherwise related to the transactions contemplated thereby (other than the Bond Loan Documents and the Operative Agreements).

         "Bond Estate" shall mean "Trust Estate" as such term is defined in the Bond Indenture.

         "Bond Event of Default" shall mean an "Event of Default" as such term is defined in the Bond Indenture.

         "Bond Financing Statements" shall mean UCC Financing Statements and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to procure a security interest in favor of the Bond Trustee in the Bond Estate, subject to the terms of Bond Documents.

         "Bond Indenture" shall mean the Trust Indenture dated on or about the Closing Date between the City of
Little Rock and the Bond Trustee.

         "Bond Loan" shall mean a loan to the Series B Bond Purchaser by the Lessor pursuant to the terms of the
Bond Loan Documents.

         "Bond Loan Collateral" shall mean the "Bond Loan Collateral" as defined in the Bond Loan Security
Agreement.

         "Bond Loan Credit Agreement" shall mean the Credit Agreement (AC Trust 2000-2) dated on or about the
Closing Date between the Series 2000-B Bond Purchaser and the Lessor.

         "Bond Loan Documents" shall mean the Bond Loan Security Agreement, Bond Loan Credit Agreement, the Bond
Loan Note and Trust Agreement (AC Trust 2000-2).

         "Bond Loan Financing Statements" shall mean UCC Financing Statements and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to procure a security interest in favor of the Lessor in the Bond Loan Collateral, subject to the terms of Bond Loan Security Agreement.

         "Bond Loan Note" shall mean the Bond Loan Note issued on or about the Closing Date by the Series 2000-B
Bond Purchaser in favor of the Lessor.

         "Bond Loan Security Agreement" shall mean the Security Agreement (AC Trust 2000-2) dated on or about the
Closing Date between the Series 2000-B Bond Purchaser and the Lessor.

         "Bond Security Documents" shall mean the Bond Loan Security Agreement, the Assignments and the Bond Loan
Financing Statements.

         "Bond Trust Estate" shall mean the "Trust Estate" as defined in the Bond Indenture.

         "Bond Trustee" shall mean First Security Bank, National Association, as Bond Trustee under the Bond
Indenture.

         "Bonds" shall mean collectively, the Series 2000-A Bond and the Series 2000-B Bond.

         "Borrower" shall mean the Owner Trustee, not in its individual capacity but as Borrower under the Credit
Agreement.

         "Borrowing Date" shall mean any Business Day specified in a notice delivered pursuant to Section 2.3 of the Credit Agreement as a date on which the Lessor requests the Lenders to make Loans thereunder.

         "Budgeted Total Property Cost" shall mean, at any date of determination with respect to any Construction
Period Property, an amount equal to the aggregate amount which the Construction Agent in good faith expects to be expended in order to achieve Completion with respect to such Property.

         "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in
Arkansas, New York or any other states from which the Agent, any Lender or any Holder funds or engages in administrative activities with respect to the transactions under the Operative Agreements are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term
"Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the
London interbank market.

         "Capitalized Lease" shall mean, as applied to any Person, any lease of property (whether real, personal, tangible, intangible or mixed of such Person) by such Person as the lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

         "Capital Stock" shall mean any nonredeemable capital stock of any Credit Party or any of its
Subsidiaries, whether common or preferred.

         "Casualty" shall mean any damage or destruction of all or any portion of the Property as a result of a fire or other casualty.

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980,
42 U.S.C. § 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

         "Certificate" shall mean a Certificate in favor of each Holder regarding the Holder Commitment of such
Holder issued pursuant to the terms and conditions of the Trust Agreement in favor of each Holder.

         "Change in Control" shall have the meaning specified in the Lessee Credit Agreement on the Closing Date,
without giving effect to any amendments or modifications thereto unless consented to in writing by the Agent
(acting upon the direction of the Majority Secured Parties).

         "Chattel Paper" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "City of Little Rock" shall mean the City of Little Rock, Arkansas.

         "Claims" shall mean any and all obligations, liabilities, losses, actions, suits, penalties, claims, demands, costs and expenses (including without limitation reasonable attorney's fees and expenses) of any nature whatsoever.

         "Closing Date" shall mean the Initial Closing Date and each Property Closing Date.

         "Code" shall mean the Internal Revenue Code of 1986 together with rules and regulations promulgated thereunder, as amended from time to time, or any successor statute thereto.

         "Collateral" shall mean all assets of the Lessor, the Construction Agent and the Lessee, now owned or hereafter acquired, upon which a Lien is purported to be created by one or more of the Security Documents.

         "Commitment" shall mean, as to any Lender, the Lender Commitment of such Lender.

         "Commitment Percentage" shall mean, as to any Lender at any time, the percentage which such Lender's
Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of all of the Loans then outstanding), and such
Commitment Percentage shall take into account both the Lender's Tranche A Commitment and the Lender's Tranche B
Commitment.

         "Commitment Period" shall mean the period from and including the Initial Closing Date to and including the Construction Period Termination Date, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement or the Holder Commitment shall terminate as provided in the Trust Agreement.

         "Company Obligations" shall mean the obligations of Acxiom, in any and all capacities under and with respect to the Operative Agreements and each Property.

         "Completion" shall mean, with respect to a Property, such time as the acquisition, installation, testing and final completion of the Improvements on such Property has been achieved in accordance with the Plans and
Specifications, the Construction Agency Agreement and/or the Lease, and in compliance with all Legal Requirements and Insurance Requirements and a certificate of occupancy has been issued with respect to such Property by the appropriate governmental entity (except if non-compliance, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect or if compliance with any of the foregoing is otherwise waived by the Agent upon instruction from the Majority Secured Parties).  If the Lessor purchases a
Property that includes existing Improvements that are to be immediately occupied by the Lessee without any improvements financed pursuant to the Operative Agreements, the date of Completion for such Property shall be the
Property Closing Date.

         "Completion Date" shall mean, with respect to a Property, the earlier of (a) the date on which
Completion for such Property has occurred or (b) the Construction Period Termination Date.

         "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to any Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including without limitation an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, any Property or alter the pedestrian or vehicular traffic flow to any Property so as to result in a change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

         "Consolidated Subsidiary" shall mean, as to any Person, any Subsidiary of such Person which under the rules of GAAP consistently applied should have its financial results consolidated with those of such Person for purposes of financial accounting statements.

         "Construction Advance" shall mean an advance of funds to pay, directly or indirectly, Property Costs pursuant to Section 5.4 of the Participation Agreement.

         "Construction Agency Agreement" shall mean the Construction Agency Agreement, dated on or about the
Initial Closing Date between the Construction Agent and the Lessor.

         "Construction Agency Agreement Event of Default" shall mean an "Event of Default" as defined in Section
5.1 of the Construction Agency Agreement.

         "Construction Agent" shall mean Acxiom, as the construction agent under the Construction Agency
Agreement.

         "Construction Agent Options" shall have the meaning given to such term in Section 2.1 of the
Construction Agency Agreement.

         "Construction Budget" shall mean the cost of acquisition, installation, testing, constructing and developing any Property as determined by the Construction Agent in its reasonable, good faith judgement.

         "Construction Commencement Date" shall mean, with respect to Improvements, the date on which construction of such Improvements commences pursuant to the Construction Agency Agreement.

         "Construction Contract" shall mean any bonded fixed price contract guaranteeing the maximum completion cost and the completion date of the Property entered into between the Construction Agent or the Lessee with a
Contractor for the construction of Improvements or any portion thereof on the Property.

         "Construction Failure" shall have the meaning specified in Section 2.1 of the Construction Agency
Agreement.

         "Construction Loan" shall mean any Loan made in connection with a Construction Advance.

         "Construction Loan Property Cost" shall mean with respect to each Construction Period Property at the date of determination, an amount equal to (a) the aggregate principal amount of Construction Loans made on or prior to such date, directly or indirectly, with respect to the Property minus (b) the aggregate principal amount of prepayments or repayments of the Loans allocated to reduce the Construction Loan Property Cost of such
Property pursuant to Section 2.6(c) of the Credit Agreement.

         "Construction Period" shall mean, with respect to a Property, the period commencing on the Construction
Commencement Date for such Property and ending on the Completion Date for such Property.

         "Construction Period Property" shall mean, at any date of determination, any Property as to which the
Rent Commencement Date has not occurred on or prior to such date.

         "Construction Period Termination Date" shall mean (a) the earlier of (i) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement, or
(ii) the second anniversary of the Initial Closing Date or (b) such later date as may be agreed to by the
Majority Secured Parties.

         "Contractor" shall mean each properly licensed entity experienced in building projects similar to those contemplated by the applicable Property with whom the Construction Agent or the Lessee contracts to construct any
Improvements or any portion thereof on such Property.

         "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Credit Party, are treated as a single employer under Section 414 of the Code.

         "Co-Owner Trustee" shall have the meaning specified in Section 9.2 of the Trust Agreement.

         "Credit Agreement" shall mean the Credit Agreement, dated on or about the Initial Closing Date, among the Lessor, the Agent and the Lenders, as specified therein.

         "Credit Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

         "Credit Agreement Event of Default" shall mean any event or condition defined as an "Event of Default"
in Section 6 of the Credit Agreement.

         "Credit Documents" shall mean the Participation Agreement, the Construction Agency Agreement, the Credit
Agreement, the Notes and the Security Documents.

         "Credit Parties" shall mean the Construction Agent, the Lessee and each Guarantor.

         "Deed" shall mean a warranty deed regarding the Land and/or Improvements in form and substance satisfactory to the Agent.

         "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulting Holder" shall have the meaning given to such term in Section 12.4 of the Participation
Agreement.

         "Defaulting Lender" shall have the meaning given to such term in Section 12.4 of the Participation
Agreement.

         "Deficiency Balance" shall have the meaning given in Section 22.1(b) of the Lease Agreement.

         "Documents" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Domestic Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

         "Election Notice" shall have the meaning given to such term in Section 20.1 of the Lease.

         "Eligible Assignee" shall mean (i) a Lender or a Holder, as the case may be; (ii) an Affiliate of a
Lender or a Holder, as the case may be; and (iii) any other Person approved by the Agent and, unless an Event of
Default has occurred and is continuing at the time any assignment is effected in accordance with the Operative
Agreements, the Lessee or the Construction Agent, such approval not to be unreasonably withheld or delayed by the
Lessee or the Construction Agent and such approval to be deemed given by the Lessee or the Construction Agent if no objection is received by the assigning Lender or Holder and the Agent from the Lessee or the Construction
Agent within two Business Days after notice of such proposed assignment has been provided by the assigning Lender or Holder to the Lessee or the Construction Agent; provided, however, that neither the Lessee nor the
Construction Agent nor an Affiliate of the Lessee or the Construction Agent shall qualify as an Eligible Assignee.

         "Employee Benefit Plan" or "Plan" shall mean an employee benefit plan (within the meaning of Section
3(3) of ERISA, including without limitation any Multiemployer Plan), or any "plan" as defined in Section
4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on any Closing Date.

         "Environmental Claims" shall mean any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Substance, (c) from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Substance,
Environmental Law, or other order of a Tribunal or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

         "Environmental Laws" shall mean any Law, permit, consent, approval, license, award, or other authorization or requirement of any Tribunal relating to emissions, discharges, releases, threatened releases of any Hazardous Substance into ambient air, surface water, ground water, publicly owned treatment works, septic system, or land, or otherwise relating to the handling, storage, treatment, generation, use, or disposal of
Hazardous Substances, pollution or to the protection of health or the environment, including without limitation
CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et seq., and state statutes analogous thereto.

         "Environmental Violation" shall mean any activity, occurrence or condition that violates or threatens
(if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to violate or results in or threatens (if the threat requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law)
to result in noncompliance with any Environmental Law.

         "Equipment" shall mean equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired using the proceeds of the Bonds, the Loans or the
Holder Advances by the City of Little Rock, the Construction Agent, the Lessee or the Lessor and all improvements and modifications thereto and replacements thereof, whether or not now owned or hereafter acquired or now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any
Improvements, including but without limiting the generality of the foregoing, all equipment described in the
Appraisal including without limitation all heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, cleaning systems (including without limitation window cleaning apparatus), telephones, communication systems (including without limitation satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description.

         "Equipment Schedule" shall mean (a) each Equipment Schedule attached to the applicable Requisition and
(b) each Equipment Schedule attached to the applicable Lease Supplement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" shall mean each entity required to be aggregated with any Credit Party pursuant to the requirements of Section 414(b) or (c) of the Code.

         "Eurocurrency Reserve Requirements" shall mean for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed on eurocurrency funding (currently referred to as "Eurocurrency liabilities" in
Regulation D) maintained by a member bank of the Federal Reserve System.

         "Eurodollar Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the Eurodollar
Rate.

         "Eurodollar Loans" shall mean Loans the rate of interest applicable to which is based upon the
Eurodollar Rate.

         "Eurodollar Rate" shall mean, for any Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), for any
Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%)
appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in
Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest
Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term
"Eurodollar Rate" shall mean, for any Eurodollar Loan or Eurodollar Holder Advance for any Interest Period
therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters
Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest
Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).  As used herein, "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters Monitor
Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) ("RMMRS").  In the event the RMMRS is not then quoting such offered rates, "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan or Eurodollar
Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), the average (rounded upward to the nearest one sixteenth (1/16) of one percent (1%))
per annum rate of interest determined by the office of the Agent (each such determination to be conclusive and binding) as of two (2) Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in U.S. dollars are being, have been, or would be offered or quoted by the Agent to major banks in the applicable interbank market for Eurodollar deposits at any time during the
Business Day which is the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of the requested Eurodollar Loan and/or Eurodollar
Holder Advance.  If no such offers or quotes are generally available for such amount, then the Agent shall be entitled to determine the Eurodollar Rate by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available.

         "Event of Default" shall mean a Lease Event of Default, a Construction Agency Agreement Event of Default
, a Credit Agreement Event of Default, a Trustee Event of Default or a Bond Event of Default.

         "Excepted Payments" shall mean:

                  (a)      all indemnity payments (including without limitation indemnity payments made pursuant to Section 11 of the Participation Agreement), whether made by adjustment to Basic Rent or otherwise, to which the Owner Trustee, Trustee, any Holder or any of their respective Affiliates, agents, officers, directors or employees is entitled;

                  (b)      any amounts (other than Basic Rent or Termination Value) payable under any Operative
         Agreement, Bond Loan Document or Bond Document to reimburse the Owner Trustee, Trustee any Holder or any of their respective Affiliates (including without limitation the reasonable expenses of the Owner
         Trustee, Trustee the Trust Company, FSN and the Holders incurred in connection with any such payment)
         for performing or complying with any of the obligations of any Credit Party under and as permitted by any Operative Agreement, Bond Loan Document or Bond Document;

                  (c)      any amount payable to a Holder by any transferee of such interest of a Holder as the purchase price of such Holder's interest in the Trust Estate or the Trust Estate (AC Trust 2000-2) (or a
         portion thereof);

                  (d)      any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to the Agent or any
         Lender;

                  (e)      any insurance proceeds under policies maintained by the Owner Trustee, Trustee or any
         Holder;

                  (f)      Transaction Expenses or other amounts, fees, disbursements or expenses paid or payable to or for the benefit of the Owner Trustee and the Trustee;

                  (g)      all right, title and interest of any Holder or the Owner Trustee to any Property or
         any portion thereof or any other property to the extent any of the foregoing has been released from the
         Liens of the Security Documents and the Lease pursuant to the terms thereof;

                  (h)      upon termination of the Credit Agreement, pursuant to the terms thereof, all remaining property covered by the Lease or the Security Documents;

                  (i)      all payments in respect of Holder Yield;

                  (j)      any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (i) above; and

                  (k)      any rights of either the Owner Trustee or the Trust Company to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts, provided that such rights shall not include the right to terminate the Lease.

         "Excess Proceeds" shall mean the excess, if any, of the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the Termination Value paid by the
Lessee pursuant to the Lease with respect to such Casualty or Condemnation.

         "Excluded Costs" shall mean regarding the period prior to the earlier to occur of the Completion Date for the applicable Property or the Construction Period Termination Date for such Property (a) indemnity payments for damage claims (excluding damage claims caused by or resulting from the Lessee's actions or failure to act or damage claims covered pursuant to Sections 11.3, 11.4, 11.6 and/or 11.7 of the Participation Agreement) brought by parties other than the Financing Parties and (b) Property Costs incurred in connection with the construction of a Property arising from acts outside the control of the Lessee (excluding any such Property Costs relating to
(i) damage claims excluded under clause (a) of this definition, (ii) frauds, misapplication of funds, illegal acts or willful misconduct on the party of the Lessee and (iii) the bankruptcy of any Credit Party).

         "Excluded Taxes" shall have the meaning given to such term in Section 11.2(b) of the Participation
Agreement.

         "Exculpated Persons" shall mean the Trust Company and FSN (except with respect to the representations and warranties and the other obligations of the Trust Company and FSN, respectively, pursuant to the Operative
Agreements, the Bond Loan Documents and the Bond Documents expressly undertaken in such parties' individual capacity, including without limitation the representations and warranties of the Trust Company pursuant to
Section 6.1 of the Participation Agreement and of FSN pursuant to Section 6.1.A. of the Participation Agreement, the obligations of the Trust Company pursuant to Section 8.2 of the Participation Agreement and FSN pursuant to
Section 8.2.A of the Participation Agreement and the obligations of the Trust Company pursuant to the Trust
Agreement and the obligations of FSN pursuant to the Trust Agreement (AC 2000-2)), the Holders (except with respect to the obligations of the Holders pursuant to the Participation Agreement, the Trust Agreement and Trust
Agreement (2000-2) expressly undertaken in their respective individual capacities), their officers, directors, shareholders and partners.

         "Exempt Payments" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "Expiration Date" shall mean either (a) the Basic Term Expiration Date or (b) the last day of the applicable Renewal Term; provided, in no event shall the Expiration Date be later than the annual anniversary of the Initial Closing Date occurring in the year 2005, unless such later date has been expressly agreed to in writing by each of the Lessor, the Lessee, the Agent, the Lenders and the Holders or unless the Certificates and
Notes shall have been refinanced in accordance with Section 3.5(a) of the Participation Agreement.

         "Extra Budget Cost" shall mean any cost in excess of the sum of the Available Commitments and the
Available Holder Commitments (less any Unfunded Amounts) necessary for Completion of all Properties (a) in accordance with the original Construction Budget for each Property (as modified in accordance with the Operative
Agreements) and (b) on or prior to the Construction Period Termination Date.

         "Fair Market Sales Value" shall mean, with respect to any Property, the amount, which in any event, shall not be less than zero (0), that would be paid in cash in an arms-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, such Property.  Fair Market Sales Value of any Property shall be determined based on the assumption that, except for purposes of Section 17 of the Lease, such Property is in the condition and state of repair required under Section 10.1 of the Lease and each Credit Party is in compliance with the other requirements of the Operative Agreements, the Bond Loan Documents and the Bond Documents.

         "Federal Funds Effective Rate" shall have the meaning given to such term in the definition of ABR.

         "Financing Parties" shall mean the Lessor, the Owner Trustee, in its trust capacity, the Agent, the
Holders and the Lenders.

         "Fixtures" shall mean all fixtures relating to the Improvements, including without limitation all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

         "Force Majeure Event" shall mean any event beyond the control of the Construction Agent, including without limitation strikes or lockouts (but only when the Construction Agent is legally prevented from securing replacement labor or materials as a result thereof), acts of God, adverse weather conditions, inability to obtain labor or materials after all possible efforts have been expended by the Construction Agent, governmental activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the
Construction Agent's financial condition and any Casualty or Condemnation with respect to which the Construction
Agent could have reduced the economic loss or the delay in construction resulting therefrom.

         "Form 1001" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "Form 4224" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "FSN" shall mean First Security Trust Company of Nevada, a trust company organized under the laws of the
State of Nevada.

         "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the accounting principles board of the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination.

         "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operating of the Property.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Ground Lease" shall mean a ground lease (in form and substance satisfactory to the Agent) respecting any Property (but specifically excluding from this definition, the Head Lease) (a) owned by any Credit Party (or a parent corporation or any Subsidiary of any Credit Party) and leased to the Lessor where such lease has at least a ninety-nine (99) year term and payments set at no more than $1.00 per year, or (b) where such lease is subject to such other terms and conditions as are satisfactory to the Agent.

         "Guarantors" shall mean the various parties to the Participation Agreement from time to time, as guarantors of the Construction Agent and the Lessee with respect to the Operative Agreements, the Bond Loan
Documents, the Bond Documents and the Properties.

         "Hard Costs" shall mean all costs and expenses payable for supplies, materials, labor and profit with respect to the Improvements under any Construction Contract.

         "Hazardous Substance" shall mean any of the following:  (a) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (b) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety as determined in accordance with any
Environmental Law; or (c) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

         "Head Lease" shall mean the Head Lease Agreement dated as of May 1, 2000 between the City of Little
Rock, as lessor, and the Lessor, as lessee

         "Head Lease Basic Rent" shall mean "Basic Rent" as such term is defined in the Head Lease.

         "Holder Advance" shall mean any advance made by any Holder to the Owner Trustee pursuant to the terms of the Trust Agreement or the Participation Agreement.

         "Holder Amount" shall mean as of any date, the aggregate amount of Holder Advances made by each Holder to the Trust Estate pursuant to Section 2 of the Participation Agreement and Section 3.1 of the Trust Agreement
less any payments of any Holder Advances received by the Holders pursuant to Section 3.4 of the Trust Agreement.

         "Holder Commitments" shall mean $2,507,100, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, if there shall be more than one (1)
Holder, the Holder Commitment of each Holder shall be as set forth in Schedule I to the Trust Agreement as such
Schedule I may be amended and replaced from time to time.

         "Holder Construction Property Cost" shall mean, with respect to each Construction Period Property, at any date of determination, an amount equal to the outstanding Holder Advances made directly or indirectly with respect thereto under the Trust Agreement.

         "Holder Overdue Rate" shall mean the lesser of (a) the then current rate of Holder Yield respecting the particular amount in question plus two percent (2%) and (b) the highest rate permitted by applicable law.

         "Holder Property Cost" shall mean with respect to a Property an amount equal to the outstanding Holder
Advances made directly or indirectly with respect thereto.

         "Holder Unused Fee" shall have the meaning given to such term in Section 7.4 of the Participation
Agreement.

         "Holder Yield" shall mean with respect to Holder Advances from time to time either the Eurodollar Rate plus the Applicable Percentage or the ABR as elected by the Owner Trustee from time to time with respect to such
Holder Advances in accordance with the terms of the Trust Agreement; provided, however, (a) upon delivery of the notice described in Section 3.7(c) of the Trust Agreement, the outstanding Holder Advances of each Holder shall bear a yield at the ABR applicable from time to time from and after the dates and during the periods specified in
Section 3.7(c) of the Trust Agreement, and (b) upon the delivery by a Holder of the notice described in Section
11.3(f) of the Participation Agreement, the Holder Advances of such Holder shall bear a yield at the ABR applicable from time to time after the dates and during the periods specified in Section 11.3(f) of the
Participation Agreement and (c) upon the increase of the Holder Commitments pursuant to Section 5.11 of the
Participation Agreement, the Holder Advances of each Holder shall bear a yield at a rate as determined by the
Majority Holders.

         "Holders" shall mean Bank of America, N.A. and shall include the other banks and financial institutions which may be from time to time holders of Certificates in connection with the AC Trust 2000-1.

         "Impositions" shall mean any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") including but not limited to (i) real and personal property taxes, including without limitation personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes
(including rent taxes and intangibles taxes); (iii) excise taxes; (iv) real estate transfer taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi)
assessments on any Property, including without limitation all assessments for public Improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) taxes, Liens, assessments or charges asserted, imposed or assessed by the PBGC or any governmental authority succeeding to or performing functions similar to, the PBGC; and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Property or any part thereof or interest therein; (b) the leasing, financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, sale, transfer of title, return or other disposition of such Property or any part thereof or interest therein; (c) the Notes, other indebtedness with respect to any Property, or the Certificates, or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from any Property or any part thereof or interest therein; (e) the Operative Agreements, the Bond Loan Documents, the Bond Documents, the
performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Property or any part thereof or interest therein upon the sale or disposition thereof; (g)
any contract (including the Construction Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Bonds, the Notes or the
Certificates; (i) the Bond Trustee, the Owner Trustee, the Trustee, the Trust, AC Trust 2000-2, the Trust Estate
or the Trust Estate (AC Trust 2000-2); or (j) otherwise in connection with the transactions contemplated by the
Operative Agreements, the Bond Loan Documents or the Bond Documents.

         "Improvements" shall mean, with respect to the construction, renovations and/or Modifications on any
Land, all buildings, structures, Fixtures, and other improvements of every kind existing at any time and from time to time on or under the Land purchased or otherwise acquired using the proceeds of the Bonds, the Loans or the Holder Advances or which is subject to a Ground Lease, together with any and all appurtenances to such buildings, structures or improvements, including without limitation sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including without limitation all Modifications and other additions to or changes in the Improvements at any time, including without limitation (a) any Improvements existing as of the Property
Closing Date as such Improvements may be referenced on the applicable Requisition and (b) any Improvements made subsequent to such Property Closing Date.

         "Incorporated Covenants" shall have the meaning given to such term in Section 28.1 of the Lease.

         "Incorporated Representations and Warranties" shall have the meaning given to such term in Section 28.1 of the Lease.

         "Indebtedness" of a Person shall mean, without duplication, such Person's:

                  (a)      obligations for borrowed money;

                  (b)      obligations representing the deferred purchase price of Property (whether real, personal, tangible, intangible or mixed) or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade);

                  (c)      obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person;

                  (d)      obligations which are evidenced by notes, acceptances or other instruments;

                  (e)      Capitalized Lease obligations;

                  (f)      net liabilities under interest rate swap, exchange or cap agreements; and

                  (g)      contingent obligations.

         "Indemnified Person" shall mean the Lessor, the Owner Trustee, the Trust, the AC Trust 2000-2, the Trust
Company, the Trustee, FSN, the Bond Trustee, the Agent, the Holders, the Beneficiaries, the Lenders and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

         "Indemnity Provider" shall mean, respecting each Property, the Lessee.

         "Initial Closing Date" shall mean October 24, 2000.

         "Initial Construction Advance" shall mean any initial Advance to pay, directly or indirectly, for:  (a)
Property Costs for construction of any Improvements; and (b) the Property Costs of restoring or repairing any
Property which is required to be restored or repaired in accordance with Section 15.1(e) of the Lease.

         "Instruments" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Insurance Requirements" shall mean all terms and conditions of any insurance policy either required by the Lease to be maintained by the Lessee or required by the Construction Agency Agreement to be maintained by the
Construction Agent, and all requirements of the issuer of any such policy and, regarding self insurance, any other requirements of the Lessee.

         "Interest Period" shall mean during the Commitment Period and thereafter as to any Eurodollar Loan or
Eurodollar Holder Advance (i) with respect to the initial Interest Period, the period beginning on the date of the first Eurodollar Loan and Eurodollar Holder Advance and ending one (1) month, two (2) months, three (3)
months or (to the extent available to all Lenders and all Holders) six (6) months thereafter, as selected by the
Lessor (in the case of a Eurodollar Loan) or the Owner Trustee (in the case of a Eurodollar Holder Advance) in its applicable notice given with respect thereto and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance and ending one
(1) month, two (2) months, three (3) months or (to the extent available to all Lenders and all Holders) six (6)
months thereafter, as selected by the Lessor by irrevocable notice to the Agent (in the case of a Eurodollar
Loan) or by the Owner Trustee (in the case of a Eurodollar Holder Advance) in each case not less than three (3)
Business Days prior to the last day of the then current Interest Period with respect thereto; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:  (A) if any
Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Maturity
Date or the Expiration Date, as the case may be, (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest
Period shall end on the last Business Day of such calendar month, (D) there shall not be more than four (4)
Interest Periods outstanding at any one (1) time.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

         "Joinder Agreement" shall mean a joinder agreement, in the form of Exhibit J to the Participation
Agreement, executed from time to time between a Domestic Subsidiary of any Credit Party and the Agent.

         "Land" shall mean a parcel of real property described on (a) the Requisition issued by the Construction
Agent on the Property Closing Date relating to such parcel and (b) the schedules to each applicable Lease
Supplement executed and delivered in accordance with the requirements of Section 2.4 of the Lease.

         "Law" shall mean any statute, law, ordinance, regulation, rule, directive, order, writ, injunction or decree of any Tribunal.

         "Lease" or "Lease Agreement" shall mean the Lease Agreement dated on or about the Initial Closing Date, between the Lessor and the Lessee, together with any Lease Supplements thereto.

         "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

         "Lease Event of Default" shall have the meaning specified in Section 17.1 of the Lease.

         "Lease Supplement" shall mean each Lease Supplement substantially in the form of Exhibit A to the Lease, together with all attachments and schedules thereto.

         "Legal Requirements" shall mean all foreign, federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Owner
Trustee, the Trustee, the Bond Trustee, any Holder, the Lessor, any Credit Party, the Agent, any Lender or any
Property, Land, Improvement, Equipment or the taxation, demolition, construction, use or alteration of such
Improvements, whether now or hereafter enacted and in force, including without limitation any that require repairs, modifications or alterations in or to any Property or in any way limit the use and enjoyment thereof
(including without limitation all building, zoning and fire codes and the Americans with Disabilities Act of
1990, 42 U.S.C. § 12101 et. seq., and any other similar federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including without limitation all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to any Credit Party affecting any Property or the Appurtenant
Rights.

         "Lender Commitments" shall mean $58,492,900, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; provided, if there shall be more than one (1)
Lender, the Lender Commitment of each Lender shall be as set forth in Schedule 2.1 to the Credit Agreement as such Schedule 2.1 may be amended and replaced from time to time.

         "Lender Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdiction in order to procure a security interest in favor of the Agent in the Collateral subject to the Security Documents.

         "Lender Unused Fee" shall have the meaning given to such term in Section 7.4 of the Participation
Agreement.

         "Lenders" shall mean Bank of America, N.A. and shall include the other banks and financial institutions which may be from time to time party to the Participation Agreement and the Credit Agreement.

         "Lessee" shall have the meaning set forth in the Lease.

         "Lessee Credit Agreement" shall mean that certain Credit Agreement dated as of December 29, 1999 among the Lessee, Chase Bank of Texas, National Association, as agent and the other banks and financial institutions party thereto, as such may hereafter be amended, modified, supplemented, restated and/or replaced from time to time.

         "Lessee Credit Agreement Event of Default" shall mean an "Event of Default" as defined in Article VIII of the Lessee Credit Agreement.

         "Lessor" shall mean the Owner Trustee, not in its individual capacity, but as the Lessor under the Lease.

         "Lessor Basic Rent" shall mean the scheduled Holder Yield due on the Holder Advances and the Holder
Amounts (if any ) on any Rent Commencement Date and any Scheduled Interest Payment Date pursuant to the Trust
Agreement (but not including interest on (a) any such scheduled Holder Yield and repayment of Holder Amounts (if any) due on the Holder Advances prior to the Rent Commencement Date with respect to the Property to which such
Holder Advances relate or (b) overdue amounts under the Trust Agreement or otherwise), including specifically without limitation any such payments due in connection with any extension of the Maturity Date of the Holder
Advances pursuant to Section 3.3 of the Trust Agreement; provided, Lessor Basic Rent shall not include Holder
Yield calculated on any Holder Advance used to pay an Excluded Cost unless a Lease Event of Default shall have occurred and be continuing.

         "Lessor Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement or a mortgage.

         "Lessor Lien" shall mean any Lien, true lease or sublease or disposition of title arising as a result of
(a) any claim against the Trustee, the Lessor, FSN or the Trust Company not resulting from the transactions contemplated by the Operative Agreements, the Bond Loan Documents or the Bond Documents, (b) any act or omission of the Trustee, the Lessor, FSN or the Trust Company which is not required by the Operative Agreements, the Bond
Loan Documents or the Bond Documents, or is in violation of any of the terms of the Operative Agreements, the
Bond Loan Documents or the Bond Documents, (c) any claim against the Trustee, the Lessor, FSN or the Trust
Company with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify the
Lessor or the Trust Company pursuant to Section 11 of the Participation Agreement or (d) any claim against the
Lessor arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the
Properties, the Trust Estate or the Operative Agreements other than the transfer of title to or possession of any
Properties by the Lessor pursuant to and in accordance with the Lease, the Credit Agreement, the Security
Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.

         "Leverage Ratio" shall have the meaning set forth in the Lessee Credit Agreement as of the Closing Date.

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, option or charge of any kind.

         "Limited Recourse Amount" shall mean with respect to all the Properties on an aggregate basis, an amount equal to the sum of the Termination Values with respect to all the Properties on an aggregate basis on each
Payment Date, less the Maximum Residual Guarantee Amount as of such date with respect to all the Properties on an aggregate basis .

         "Little Rock Closing Date" shall mean the Initial Closing Date.

         "Little Rock Land" shall mean the Land located in Little Rock, Arkansas.

         "Little Rock Property" shall mean the Property located in Little Rock, Arkansas.

         "Loan Basic Rent" shall mean the scheduled interest and principal payments (if any) due on the Loans on any Rent Commencement Date and any Scheduled Interest Payment Date pursuant to the Credit Agreement (but not including interest on (a) any such Loan due prior to the Rent Commencement Date with respect to the Property to which such Loan relates or (b) any overdue amounts under Section 2.8(b) of the Credit Agreement or otherwise), including specifically without limitation any such payments due in connection with any extension of the Maturity
Date of the Loans pursuant to Section 2.6(e) of the Credit Agreement; provided, Loan Basic Rent shall not include interest calculated on any Loan used to pay any Excluded Cost unless a Lease Event of Default shall have occurred and be continuing.

         "Loan Property Cost" shall mean, with respect to each Property at any date of determination, an amount equal to (a) the aggregate principal amount all Loans (including without limitation all Acquisition Loans and
Construction Loans) made, directly or indirectly, on or prior to such date with respect to such Property minus
(b) the aggregate amount of prepayments or repayments as the case may be of the Loans allocated to reduce the
Loan Property Cost of such Property pursuant to Section 2.6(c) of the Credit Agreement.

         "Loans" shall mean the loans extended pursuant to the Credit Agreement and shall include both the
Tranche A Loans and the Tranche B Loans.

         "Majority Holders" shall mean at any time, Holders whose Holder Advances outstanding represent at least fifty-one percent (51%) of (a) the aggregate Holder Advances outstanding or (b) to the extent there are no Holder
Advances outstanding, the aggregate Holder Commitments.

         "Majority Lenders" shall mean at any time, Lenders whose Loans outstanding represent at least fifty-one percent (51%) of (a) the aggregate Loans outstanding or (b) to the extent there are no Loans outstanding, the aggregate of the Lender Commitments.

         "Majority Secured Parties" shall mean at any time, Lenders and Holders whose Loans and Holder Advances outstanding represent at least fifty-one percent (51%) of (a) the aggregate Advances outstanding or (b) to the extent there are no Advances outstanding, the sum of the aggregate Holder Commitments plus the aggregate Lender
Commitments.

         "Marketing Period" shall mean, if the Lessee has given a Sale Notice in accordance with Section 20.1 of the Lease, the period commencing on the date such Sale Notice is given and ending on the Expiration Date.

         "Material Adverse Effect" shall, mean a material adverse effect on (a) the business, condition
(financial or otherwise), assets, liabilities or operations of the Credit Parties (on a consolidated basis), (b)
the ability of any Credit Party to perform its respective obligations under any Operative Agreement, Bond Loan
Document or Bond Document to which it is a party, (c) the validity or enforceability of any Operative Agreement,
Bond Loan Document or Bond Document or the rights and remedies of the Agent, the Lenders, the Holders, or the
Lessor thereunder, (d) the validity, priority or enforceability of any Lien on any Property created by any of the
Operative Agreements, Bond Loan Documents or Bond Documents, or (e) the value, utility or useful life of any
Property or the use, or ability of the Lessee to use, any Property for the purpose for which it was intended.

         "Maturity Date" shall mean the date (excluding for any Note or Certificate the date of any refinancing in which the respective Lender and Holder of such Note and Certificate are paid in full in accordance with
Section 3.5(a) of the Participation Agreement) that the outstanding Holder Amount and the outstanding principal balance of the Loans are due and payable in full pursuant to the terms of Section 3.3 of the Trust Agreement and
Section 2.6(e) of the Credit Agreement.

         "Maximum Amount" shall mean (a) one hundred percent (100%) of the cost of the Land or the Ground Lease
(as the case may be) for all, but not less than all, the Properties (collectively, the "Land Cost"), plus (b) the product of eighty-nine and nine tenths percent (89.9%) multiplied by the following: (the aggregate Termination
Value for all, but not less than all, the Properties, minus the Land Cost, minus all structuring fees payable in connection with the transactions evidenced by the Operative Agreements to Banc of America Securities LLC, Bank of
America, N.A. and/or any Affiliates of either of the foregoing, minus accrued, unpaid Holder Yield respecting any and all Construction Period Properties), minus the amount of each Advance used to pay Excluded Costs), minus (c)
the accreted value (calculated at a rate of eight and 26/100 percent (8.26%) per annum) of any payments previously made by the Construction Agent or the Lessee regarding any and all Construction Period Properties and not reimbursed.

         "Maximum Residual Guarantee Amount" shall mean an amount equal to the product of the aggregate Property
Cost for all of the Properties (minus the amount of each Advance used to pay Excluded Costs) times eighty-seven percent (87%).

         "Memorandum of Agreement" shall mean the Memorandum of Agreement dated June 2, 2000 between the Acxiom
Property Development, Inc. and the Arkansas Department of Environmental Quality.

         "Modifications" shall have the meaning specified in Section 11.1(a) of the Lease.

         "Mortgage Instrument" shall mean any mortgage, deed of trust or any other instrument executed by the
Owner Trustee and the Lessee (or regarding any property subject to a Ground Lease, the applicable Affiliate of the Lessee) in favor of the Agent (for the benefit of the Lenders and the Holders) and evidencing a Lien on the
Property, in form and substance reasonably acceptable to the Agent.

         "Multiemployer Plan" shall mean any plan described in Section 4001(a)(3) of ERISA to which contributions are or have been made or required by any Credit Party or any of its Subsidiaries or ERISA Affiliates.

         "Multiple Employer Plan" shall mean a plan to which any Credit Party or any ERISA Affiliate and at least one (1) other employer other than an ERISA Affiliate is making or accruing an obligation to make, or has made or accrued an obligation to make, contributions.

         "New Facility" shall have the meaning given to such term in Section 28.1 of the Lease.

         "Non-Integral Equipment" shall mean Equipment which (a) is personal property that is readily removable without causing material damage to the applicable Property and (b) is not integral or necessary, respecting the applicable Property, for compliance with Section 8.3 of the Lease or otherwise to the structure thereof, the mechanical operation thereof, the electrical systems thereof or otherwise with respect to any aspect of the physical plant thereof.

         "Notes" shall mean those notes issued to the Lenders pursuant to the Credit Agreement and shall include both the Tranche A Notes and the Tranche B Notes.

         "Obligations" shall have the meaning given to such term in Section 1 of the Security Agreement.

         "Officer's Certificate" with respect to any person shall mean a certificate executed on behalf of such person by a Responsible Officer who has made or caused to be made such examination or investigation as is necessary to enable such Responsible Officer to express an informed opinion with respect to the subject matter of such Officer's Certificate.

         "Officer's Compliance Certificate" shall have the meaning given to such term in Section 8.3(l) of the
Participation Agreement.

         "Operative Agreements" shall mean the following: the Participation Agreement, the Construction Agency
Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease, the Lease
Supplements (and memoranda of the Lease and each Lease Supplement in a form reasonably acceptable to the Agent), the Joinder Agreements, the Security Agreement, the Mortgage Instruments, the other Security Documents, the
Ground Leases, the Deeds and the Bills of Sale and any and all other agreements, documents and instruments executed in connection with any of the foregoing.

         "Original Executed Counterpart" shall have the meaning given to such term in Section 5 of Exhibit A to the Lease.

         "Overdue Interest" shall mean any interest payable pursuant to Section 2.8(b) of the Credit Agreement.

         "Overdue Rate" shall mean (a) with respect to the Loan Basic Rent, and any other amount owed under or with respect to the Credit Agreement or the Security Documents, the rate specified in Section 2.8(b) of the
Credit Agreement, (b) with respect to the Lessor Basic Rent, the Holder Yield and any other amount owed under or with respect to the Trust Agreement, the Holder Overdue Rate, and (c) with respect to any other amount, the amount referred to in clause (y) of Section 2.8(b) of the Credit Agreement.

         "Owner Trustee," "Borrower" or "Lessor" shall mean First Security Bank, National Association, not individually, except as expressly stated in the various Operative Agreements, but solely as the Owner Trustee under the AC Trust 2000-1, and any successor, replacement and/or additional Owner Trustee expressly permitted under the Operative Agreements.

         "Participant" shall have the meaning given to such term in Section 9.7 of the Credit Agreement.

         "Participation Agreement" shall mean the Participation Agreement dated on or about the Initial Closing
Date, among the Lessee, the Guarantors, the Owner Trustee, not in its individual capacity except as expressly stated therein, the Trustee, not in its individual capacity except as expressly stated therein, the Holders, the
Lenders and the Agent.

         "Payment Date" shall mean any Scheduled Interest Payment Date and any date on which interest or Holder
Yield in connection with a prepayment of principal on the Loans or of the Holder Advances is due under the Credit
Agreement or the Trust Agreement.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation created by Section 4002(a) of ERISA or any successor thereto.

         "Pension Plan" shall mean a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a Multiemployer Plan), and to which any Credit Party or any ERISA
Affiliate may have any liability, including without limitation any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five (5) years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Permitted Facility" shall mean (i) a seven story, approximately 169,000 square foot office building to be located in the River Market Section of Little Rock, Arkansas with a five (5) floor parking deck attached and integrated therein, (ii) a two story, approximately 90,000 square foot office building/data center located in
Phoenix, Arizona, or (iii) such other facility as shall be approved by the Agent, all of the Lenders and all of the Holders in their sole discretion.

         "Permitted Liens" shall mean:

                  (a)      the respective rights and interests of the parties to the Operative Agreements, the
         Bond Loan Documents and the Bond Documents as provided in such Operative Agreements, Bond Loan Documents and Bond Documents;

                  (b)      the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease for no longer than the duration of the Lease;

                  (c)      Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of Section 13.1 of the Lease;

                  (d)      Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the
         Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than thirty (30) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

                  (e)      Liens of any of the types referred to in clause (d) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the
         Lessor and the Agent have been made), which bonding (or arrangements) shall comply with applicable Legal
         Requirements, and shall have effectively stayed any execution or enforcement of such Liens;

                  (f)      Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;
         and

                  (g)      Liens in favor of municipalities (other than the Bond Documents) to the extent agreed to by the Lessor and the Agent.

                  (h)      Lessor Liens; and

                  (i)      title exceptions regarding a Property which were (i) disclosed on the title insurance and (ii) acceptable to the Agent in accordance with Section 5.3(g) of the Participation Agreement.

         "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other entity.

         "Phoenix Property" shall mean the Property located in Phoenix, Arizona.

         "Plans and Specifications" shall mean, with respect to Improvements, the plans and specifications for such Improvements to be constructed or already existing, as such Plans and Specifications may be amended, modified or supplemented from time to time in accordance with the terms of the Operative Agreements.

         "Prime Lending Rate" shall have the meaning given to such term in the definition of ABR.

         "Property" shall mean, with respect to each Permitted Facility that is (or is to be) acquired, constructed and/or renovated pursuant to the terms of the Operative Agreements and/or the Bond Documents, the
Land and each item of Equipment and the various Improvements, in each case located on such Land, including without limitation each Construction Period Property, each Property subject to a Ground Lease or the Head Lease and each Property for which the Basic Term has commenced.

         "Property Acquisition Cost" shall mean the cost to the Lessor to purchase a Property on a Property
Closing Date.

         "Property Closing Date" shall mean the date on which the Lessor purchases (or with respect to the Little
Rock Property, leases) a Property or, with respect to the first Advance, the date on which the Lessor seeks reimbursement for Property previously purchased (or leased) by the Lessor.

         "Property Cost" shall mean with respect to a Property the aggregate amount (and/or the various items and occurrences giving rise to such amounts) of the Loan Property Cost plus the Holder Property Cost for such
Property (as such amounts shall be increased equally among all Properties respecting the Holder Advances and the
Loans extended from time to time to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in Sections 7.1(a), 7.1(b), 7.3(a), 7.4, 7.5 and 7.6 and indemnity payments pursuant to Section 11.8, in each case of the Participation Agreement).

         "Purchase Option" shall have the meaning given to such term in Section 20.1 of the Lease.

         "Refinancing Date" shall have the meaning given to such term in Section 3.5(a) of the Participation
Agreement.

         "Refinancing Request" shall have the meaning given to such term in Section 3.5(a) of the Participation
Agreement.

         "Register" shall have the meaning given to such term in Section 9.9(a) of the Credit Agreement.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any
successor), as the same may be modified and supplemented and in effect from time to time.

         "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

         "Renewal Option" shall have the meaning specified in Section 2.2 of the Lease.

         "Renewal Term" shall have the meaning specified in Section 2.2 of the Lease.

         "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

         "Rent Commencement Date" shall mean, regarding each Property, the Completion Date.

         "Reportable Event" shall have the meaning specified in ERISA.

         "Requested Funds" shall mean any funds requested by the Lessee or the Construction Agent, as applicable, in accordance with Section 5 of the Participation Agreement.

         "Requisition" shall have the meaning specified in Section 4.2 of the Participation Agreement.

         "Responsible Officer" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman
or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President
or Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any
Assistant Treasurer, except that when used with respect to the Trust Company, FSN, the Owner Trustee or the
Trustee, "Responsible Officer" shall also include the Cashier, any Assistant Cashier, any Trust Officer or
Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trust Company,
FSN, the Owner Trustee or the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Sale Date" shall have the meaning given to such term in Section 22.1(a) of the Lease.

         "Sale Notice" shall mean a notice given to the Lessor in connection with the election by the Lessee of its Sale Option.

         "Sale Option" shall have the meaning given to such term in Section 20.1 of the Lease.

         "Sale Proceeds Shortfall" shall mean the amount by which the proceeds of a sale described in Section
22.1 of the Lease are less than the Limited Recourse Amount with respect to the Properties if it has been determined that the Fair Market Sales Value of the Properties at the expiration of the term of the Lease has been impaired by greater than ordinary wear and tear during the Term of the Lease.

         "Scheduled Interest Payment Date" shall mean (a) as to any Eurodollar Loan or Eurodollar Holder Advance,
the last day of the Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance (or respecting any Eurodollar Loan or Eurodollar Holder Advance having an Interest Period of six (6) months, the three (3) month anniversary of such Interest Period), (b) as to any ABR Loan or any ABR Holder Advance, the
fifteenth day of each month, unless such day is not a Business Day and in such case on the next occurring
Business Day and (c) as to all Loans and Holder Advances, the date of any voluntary or involuntary payment, prepayment, return or redemption, and the Maturity Date or the Expiration Date, as the case may be.

         "Secured Parties" shall have the meaning given to such term in the Security Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

         "Security Agreement" shall mean the Security Agreement dated on or about the Initial Closing Date between the Lessor and the Agent, for the benefit of the Secured Parties, and accepted and agreed to by the
Lessee.

         "Security Documents" shall mean the collective reference to the Security Agreement, the Mortgage
Instruments, (to the extent the Lease is construed as a security instrument) the Lease, the UCC Financing
Statements and all other security documents hereafter delivered to the Agent granting a lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Credit Agreement and/or under any of the other Credit Documents or to secure any guarantee of any such obligations and liabilities.

         "Series 2000-A Assignment" shall mean the Assignment of Series 2000-A Bond dated on or about the Closing
Date from the Series A Bond Purchaser to the Lessor and further assigned by the Lessor to the Agent.

         "Series 2000-A Bond" means the City of Little Rock's Taxable Industrial Development Revenue Bonds
(Acxiom Corporate Project), Series 2000-A.

         "Series 2000-A Bond Purchaser" shall mean Acxiom/May & Speh, Inc. as the purchaser and holder of the
Series 2000-A Bond.

         "Series 2000-B Assignment" shall mean the Assignment of Series 2000-B Bond dated on or about the Closing
Date from the Series B Bond Purchaser to the Lessor and further assigned by the Lessor to the Agent.

         "Series 2000-B Bond" means the City of Little Rock's Taxable Industrial Development Revenue Bonds
(Acxiom Corporate Project), Series 2000-B.

         "Series 2000-B Bond Purchaser" shall mean the Trustee, as the purchaser and holder of the Series 2000-B
Bond.

         "Significant Subsidiary" shall have the meaning provided thereto in the Lessee Credit Agreement.

         "Soft Costs" shall mean all costs which are ordinarily and reasonably incurred in relation to the acquisition, development, installation, construction, improvement and testing of the Properties other than Hard
Costs, including without limitation structuring fees, administrative fees, legal fees, upfront fees, fees and expenses related to appraisals, title examinations, title insurance, document recordation, surveys, environmental site assessments, geotechnical soil investigations and similar costs and professional fees customarily associated with a real estate closing, the Lender Unused Fee, the Holder Unused Fee, fees and expenses of the Trustee and the Owner Trustee payable or reimbursable under the Operative Agreements and costs and expenses incurred pursuant to Section 7.3(a) of the Participation Agreement.

         "Subsidiary" shall mean, as to any Person, any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person, or by one (1) or more Subsidiaries, or by such Person and one (1) or more Subsidiaries.

         "Supplemental Amounts" shall have the meaning given to such term in Section 9.18 of the Credit Agreement.

         "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay to the City of Little Rock, the Bond Trustee, the Lessor, the Trust Company,
the Trustee, FSN, the Holders, the Agent, the Lenders or any other Person under the Lease or under any of the other Operative Agreements including without limitation payments of the Termination Value and the Maximum
Residual Guarantee Amount and all indemnification amounts, liabilities and obligations.

         "Taxes" shall have the meaning specified in the definition of "Impositions".

         "Term" shall mean the Basic Term and each Renewal Term, if any.

         "Termination Date" shall have the meaning specified in Section 16.2(a) of the Lease.

         "Termination Event" shall mean (a) with respect to any Pension Plan, the occurrence of a Reportable
Event or an event described in Section 4062(e) of ERISA, (b) the withdrawal of any Credit Party or any ERISA
Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, (c) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA,
(d) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under Section 4042 of
ERISA, (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (f) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan.

         "Termination Notice" shall have the meaning specified in Section 16.1 of the Lease.

         "Termination Value" shall mean the sum of (a) either (i) with respect to all Properties, an amount equal to the aggregate outstanding Property Cost (including without limitation the amount of each Advance used to pay one or more Excluded Costs) for all the Properties, in each case as of the last occurring Payment Date, or (ii)
with respect to a particular Property, an amount equal to the Property Cost (including without limitation the amount of each Advance used to pay one or more Excluded Costs) allocable to such Property, plus (b) respecting the amounts described in each of the foregoing subclause (i) or (ii), as applicable, any and all accrued but unpaid interest on the Loans and any and all Holder Yield on the Holder Advances related to the applicable
Property Cost (including without limitation the amount of each Advance used to pay one or more Excluded Costs), plus (c) to the extent the same is not duplicative of the amounts payable under clause (b) above, all other Rent and other amounts then due and payable or accrued under the Construction Agency Agreement, Lease and/or under any other Operative Agreement (including without limitation amounts under Sections 11.1 and 11.2 of the Participation
Agreement and all costs and expenses referred to in clause FIRST of Section 22.2 of the Lease).  If any Claim or cost in relation thereto is not satisfied in favor of the Owner Trustee pursuant to Section 11.7 of the
Participation Agreement because Section 11.7(b) is not satisfied, the amount of such Claim or cost shall be added to the Termination Value.

         "Tranche A Commitments" shall mean the obligation of the Tranche A Lenders to make the Tranche A Loans to the Lessor in an aggregate principal amount at any one (1) time outstanding not to exceed the aggregate of the amounts set forth opposite each Tranche A Lender's name on Schedule 2.1 to the Credit Agreement, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements;
provided, no Tranche A Lender shall be obligated to make Tranche A Loans in excess of such Tranche A Lender's share of the Tranche A Commitments as set forth adjacent to such Tranche A Lender's name on Schedule 2.1 to
Credit Agreement.

         "Tranche A Lenders" shall mean Bank of America, N.A. and shall include the several banks and other financial institutions from time to time party to the Credit Agreement that commit to make the Tranche A Loans.

         "Tranche A Loans" shall mean the Loans made pursuant to the Tranche A Commitment.

         "Tranche A Note" shall have the meaning given to it in Section 2.2 of the Credit Agreement.

         "Tranche B Commitments" shall mean the obligation of the Tranche B Lenders to make the Tranche B Loans to the Lessor in an aggregate principal amount at any one (1) time outstanding not to exceed the aggregate of the amounts set forth opposite each Tranche B Lender's name on Schedule 2.1 to the Credit Agreement, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements;
provided, no Tranche B Lender shall be obligated to make Tranche B Loans in excess of such Tranche B Lender's share of the Tranche B Commitments as set forth adjacent to such Tranche B Lender's name on Schedule 2.1 to
Credit Agreement.

         "Tranche B Lenders" shall mean Bank of America, N.A. and shall include the several banks and other financial institutions from time to time party to the Credit Agreement that commit to make the Tranche B Loans.

         "Tranche B Loan" shall mean the Loans made pursuant to the Tranche B Commitment.

         "Tranche B Note" shall have the meaning given to it in Section 2.2 of the Credit Agreement.

         "Transaction Expenses" shall mean all Soft Costs and all other costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Agreements, the Bond Loan Documents and the Bond
Documents, and the transactions contemplated by the Operative Agreements, the Bond Loan Documents and the Bond
Documents, including without limitation the following:

                  (a)      the reasonable fees, out-of-pocket expenses and disbursements of counsel in negotiating the terms of the Operative Agreements, the Bond Loan Documents and the Bond Documents, and
         the other transaction documents, preparing for the closings under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Agreements, the
         Bond Loan Documents and the Bond Documents;

                  (b)      the reasonable fees, out-of-pocket expenses and disbursements of accountants for any
         Credit Party in connection with the transaction contemplated by the Operative Agreements, the Bond Loan
         Documents and the Bond Documents;

                  (c)      any and all other reasonable fees, charges or other amounts payable to the Lenders, the Agent, the Holders, the Owner Trustee, the Trust Company, the Trustee, FSN or any broker which arises under any of the Operative Agreements, the Bond Loan Documents and the Bond Documents;

                  (d)      any other reasonable fee, out-of-pocket expenses, disbursement or cost of any party to the Operative Agreements or any of the other transaction documents; and

                  (e)      any and all Taxes and fees incurred in recording or filing any Operative Agreement,
         Bond Loan Document or Bond Document or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreements, the Bond Loan
         Documents and the Bond Documents.

         "Tribunal" shall mean any state, commonwealth, federal, foreign, territorial, or other court or government body, subdivision agency, department, commission, board, bureau or instrumentality of a governmental body.

         "Trust" shall mean the AC Trust 2000-1.

         "Trust Agreement" shall mean the Trust Agreement dated on or about the Initial Closing Date between the
Holders and the Trust Company.

         "Trust Agreement (AC Trust 2000-2)" shall mean the Trust Agreement (AC Trust 2000-2) dated on or about the Initial Closing Date between the Holders and FSN.

         "Trust Company" shall mean First Security Bank, National Association, in its individual capacity, and any successor owner trustee under the Trust Agreement in its individual capacity.

         "Trustee" or "Series 2000-B Bond Purchaser" shall mean FSN, not individually but solely as Trustee under the AC Trust 2000-2, and any successor, replacement and/or additional Trustee expressly permitted under the Bond
Loan Documents and the Operative Documents.

         "Trust Estate" shall have the meaning specified in Section 2.2 of the Trust Agreement.

         "Trust Estate (AC Trust 2000-2)" shall have the meaning specified in Section 2.2 of the Trust Agreement
(AC Trust 2000-2).

         "Trustee Event of Default" shall mean an "Event of Default" under the Bond Loan Credit Agreement.

         "Type" shall mean, as to any Loan, whether it is an ABR Loan or a Eurodollar Loan.

         "UCC Financing Statements" shall mean collectively the Lender Financing Statements, the Lessor Financing
Statements, the Bond Loan Financing Statements and the Bond Financing Statements.

         "Unanimous Vote Matters" shall have the meaning given it in Section 12.4 of the Participation Agreement.

         "Unfunded Amount" shall have the meaning specified in Section 3.2 of the Construction Agency Agreement.

         "Unfunded Liability" shall mean, with respect to any Plan, at any time, the amount (if any) by which (a)
the present value of all benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Company or any member of the Controlled Group to the
PBGC or such Plan under Title IV of ERISA.

         "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

         "United States Bankruptcy Code" shall mean Title 11 of the United States Code.

         "Unused Fee" shall mean, collectively, the Holder Unused Fee and the Lender Unused Fee.

         "Unused Fee Payment Date" shall mean the last Business Day of each September, December, March and June occurring during the Commitment Period, commencing on December 31, 2000, and the last Business Day of the
Commitment Period, or such earlier date as the Commitments shall terminate as provided in the Credit Agreement or the Holder Commitment shall terminate as provided in the Trust Agreement.

         "U.S. Person" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "U.S. Taxes" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "Walk-Away Option" shall have the meaning specified in Section 20.1 of the Lease.

         "Withholdings" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

         "Work" shall mean the furnishing of labor, materials, components, furniture, furnishings, fixtures, appliances, machinery, equipment, tools, power, water, fuel, lubricants, supplies, goods and/or services with respect to any Property.